[front cover]
                                                              FEBRUARY 28, 1999

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

[graphic of stairs]

AMERICAN CENTURY
---------------------------------
CALIFORNIA TAX-FREE MONEY MARKET
CALIFORNIA MUNICIPAL MONEY MARKET

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]

AMERICAN CENTURY KEEPS WITH TRADITION
--------------------------------------------------------------------------------

FOLLOWING BENHAM'S FOOTSTEPS

On March 1, we made it easier for you to do business with us. We simplified our organizational structure by eliminating the venerable Benham and Twentieth Century names, and putting all our funds under American Century. The name change will not affect your funds' investment management--the proven Benham investment philosophy, experienced portfolio management teams, and legacy of innovation and high-quality performance remain.

CONSISTENT, SOLID PERFORMANCE--We'll continue to adhere to the investment practices that have helped our fixed-income funds perform so well over the years. In 1998, two-thirds of American Century bond funds beat their peer group average, according to Lipper, Inc.

CONSISTENT INVESTMENT PHILOSOPHY--American Century fixed-income funds will continue to offer a "pure play" on their sector of the market, as they did under Benham.

CONTINUITY OF THE MANAGEMENT TEAM--The investment process is not all that remains the same; we've retained our core team of experienced fixed-income portfolio managers.

    * Experience--The more than 35 fixed-income investment professionals at American Century have an average of nine years of investment management experience.

    * Bigger and better--Since American Century was formed, we've doubled the size of the original Benham management team in our Mountain View, California office.

TRADITION OF INNOVATION--Like Benham before it, American Century is a leader in fixed-income fund innovation. For example, we introduced a total of four new fixed-income funds in the last three years, including the first no-load inflation-adjusted bond fund.

We continue to run our fixed-income operation from our offices in Mountain View, California, which is also home to our walk-in Investor Center.

We look forward to continuing to meet your fixed-income investment needs in the Benham tradition.

WHAT'S NEW . . .

    We now classify our funds in easy-to-remember categories based on objective and risk. The four objective categories are: CAPITAL PRESERVATION, INCOME, GROWTH AND INCOME, and GROWTH. The three risk categories are: CONSERVATIVE, MODERATE, and AGGRESSIVE. This new classification system makes it easier for investors to identify which funds are right for them.

    Turn to the inside back cover of this report to see a list of the funds classified by objective and risk. For definitions of the fund categories, see the Glossary.

Past performance is no guarantee of future results.

[left margin]

CALIFORNIA TAX-FREE MONEY MARKET
(BCTXX)
----------------------------------

CALIFORNIA MUNICIPAL MONEY MARKET
(BNCXX)
----------------------------------


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     During the six-month period ended February 28, 1999, the financial markets experienced a dramatic shift in expectations. Six months ago, the economic outlook appeared grim--financial problems in Asia, Russia, and Latin America led to expectations of an impending U.S. economic slowdown. That sent the domestic stock market reeling and pushed U.S. bond yields to record lows.

     But expectations began to change in the fourth quarter of 1998. The Federal Reserve cut interest rates three times in six weeks, bolstering confidence in the economy. That, in turn, brought greater stability to U.S. financial markets and eventually produced a stock market rebound.

     By early 1999, reports of the strongest quarterly economic surge in two years caught investors by surprise. Bond yields rose reflexively amid higher inflation expectations, but productivity gains and competitive pressures kept inflation at its lowest level in a dozen years.

     The resiliency of California's economy was especially surprising. With many Asian economies--including six of the state's ten biggest export markets--at a standstill, there were concerns that the economic stagnation would spread to California. However, the state's economy hardly missed a beat and is now as healthy as it has been in a decade.

     This economic environment has been positive for California municipal bonds. All seven of American Century's California municipal funds, ranging from money market portfolios to long-term and high-yield bond funds, produced above-average returns during the past six months, as well as over longer time periods (according to Lipper Inc.). We've been investing in the California municipal market for more than 15 years, and the consistent performance of our California funds reflects that experience.

     At American Century, we've recently made some changes that we hope will make it easier for you to identify and select the funds that best meet your investment needs. We reorganized our family of 71 funds based on investment goals and risk level (see the front and back inside covers of this report for more details).

     In addition, California municipal fund shareholders were the first to receive our new simplified prospectus. This document provides the fund information you need in clear and straightforward language, and it includes helpful tips and definitions of investment terms.

     We want your experience with American Century to be rewarding, and we appreciate your continued confidence in us.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer

[right margin]

                 Table of Contents
   Report Highlights ......................................................    2
   Frequently Asked Questions .............................................    3
CALIFORNIA TAX-FREE MONEY MARKET
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio Composition
      by Security Type ....................................................    5
   Portfolio Composition
      by Credit Rating ....................................................    6
   Schedule of Investments ................................................    7
CALIFORNIA MUNICIPAL MONEY MARKET
   Performance Information ................................................   12
   Management Q&A .........................................................   13
   Portfolio Composition
      by Security Type ....................................................   13
   Portfolio Composition
      by Credit Rating ....................................................   14
   Schedule of Investments ................................................   15
FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities .........................................................   19
   Statements of Operations ...............................................   20
   Statements of Changes
      in Net Assets .......................................................   21
   Notes to Financial
      Statements ..........................................................   22
   Financial Highlights ...................................................   24
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies .....................................................   26
      Lipper Rankings .....................................................   26
      Credit Rating
         Guidelines .......................................................   26
      Investment Team
         Leaders ..........................................................   26
   Glossary ...............................................................   27


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

CALIFORNIA TAX-FREE MONEY MARKET

* The portfolio outperformed the average California tax-free money market fund for the last six months, according to Lipper Inc.

* California Tax-Free Money Market's longer-term returns are also consistently better than average.

*   A  major  reason  for  the  portfolio's   solid  relative  returns  was  our
    lower-than-average management fee. Other things being equal, lower expenses mean higher yields and returns for our shareholders.

* We continue to be very conservative regarding credit decisions, keeping the fund fully invested in first-tier municipal money market securities.

* Yields and returns on municipal money market funds declined over the six months as a result of lower short-term interest rates, as well as less supply and greater demand for tax-free money market securities.

* Looking ahead, we may increase the average maturity in April and May, if seasonal supply and demand factors cause a temporary increase in yields.

CALIFORNIA MUNICIPAL  MONEY MARKET

* California Municipal Money Market performed well, producing better returns than the average California tax-free money market fund for the last six months, according to Lipper Inc.

*   California   Municipal   Money   Market's   longer-term   returns  are  also
    consistently better than average.

* Key reasons for the portfolio's solid relative performance were our lower-than-average management fee and large percentage of higher-yielding AMT securities.

* We continue to be very conservative regarding credit decisions, keeping the fund fully invested in first-tier municipal money market securities.

* Yields and returns on municipal money market funds declined over the six months as a result of lower short-term interest rates, as well as less supply and greater demand for tax-free money market securities.

* Looking ahead, we may increase the average maturity in April and May, if seasonal supply and demand factors cause a temporary increase in yields.

[left margin]

         CALIFORNIA TAX-FREE MONEY MARKET
                   (BCTXX)
TOTAL RETURNS:               AS OF 2/28/99
    6 Months                        1.29%*
    1 Year                           2.85%
NET ASSETS:                 $452.1 million
7-DAY CURRENT YIELD:                 2.31%
INCEPTION DATE:                    11/9/83

        CALIFORNIA MUNICIPAL MONEY MARKET
                   (BNCXX)
TOTAL RETURNS:               AS OF 2/28/99
    6 Months                        1.35%*
    1 Year                           2.95%
NET ASSETS:                 $177.0 million
7-DAY CURRENT YIELD:                 2.41%
INCEPTION DATE:                   12/31/90

* Not annualized.

See Total Returns on pages 4 and 12. Investment terms are defined in the Glossary on page 27.


2      1-800-345-2021


Money Market Funds--Frequently Asked Questions
--------------------------------------------------------------------------------

CAN I MAKE DIRECT DEPOSITS INTO MY MONEY MARKET FUND ACCOUNT?

     Yes. You can arrange for direct deposit of your paycheck, Social Security check, Treasury Direct interest payment, military allotment, or payments from other government agencies. Give us a call, and we will send you the necessary information to set it up.

WHAT IS THE HOLDING PERIOD ON NEW DEPOSITS INTO MY ACCOUNT?

     Generally, there is an eight-business-day holding period for deposited funds (initial investments in a new account are held for 15 calendar days). There is a one-business-day holding period for U.S. Treasury checks, money orders, and travelers' checks.

IS THERE A LIMIT ON THE NUMBER OF CHECKS I CAN WRITE ON MY MONEY MARKET ACCOUNT?

     No. You can write as many checks as you like at no charge, as long as each check is for $100 or more.

IS THERE AN EASY WAY TO MOVE MONEY FROM MY MONEY MARKET FUND INTO A STOCK OR BOND FUND?

     Yes. Moving money between funds is called an exchange, and there is no limit on the number of exchanges you can make out of a money market fund account. However, there is a limit of six exchanges per calendar year out of stock and bond fund accounts.

     Exchanges can be made by:

*    visiting our Web site at www.americancentury.com*

*    using our Automated Information Line (1-800-345-8765)*

*    calling an Investor Relations Representative at 1-800-345-2021*

*    writing us a letter

HOW DO I DECIDE WHETHER A TAXABLE MONEY MARKET FUND OR A TAX-FREE MONEY MARKET FUND IS RIGHT FOR ME?

     The most important factor to consider is your tax bracket. Tax-free money market funds typically offer lower yields than taxable funds, but you pay no federal income taxes on the income from a tax-free fund.

     If you are in one of the higher federal income tax brackets, taxes will eat up a big part of your income from a taxable money market fund, so a tax-free investment may be better for you. If you're in a lower tax bracket, then you can usually earn more in a taxable fund even after taxes are deducted.

     We can help you figure it out. If you give us a call and tell us what tax bracket you're in, we can tell you whether you're likely to earn more after-tax income in a tax-free or a taxable money market fund.

IF YOU HAVE ANY QUESTIONS ABOUT OUR MONEY MARKET FUNDS, CALL US TOLL FREE AT 1-800-345-2021 OR E-MAIL US AT OUR WEB SITE, WWW.AMERICANCENTURY.COM.


* Before an investor can make an exchange via calling an Investor Relations Representative, using our Automated Information Line, or via our Web site, the shareholder must have first provided us with authorization, in writing, to do so.

[right margin]

A FASTER AND EASIER WAY TO DEPOSIT MUTUAL FUND DISTRIBUTIONS

If you prefer to get your fund dividend or capital gains distributions sent to you instead of reinvesting them, there are a couple of ways that you can get access to this money faster than waiting for a check in the mail:

* YOU CAN HAVE DISTRIBUTIONS DEPOSITED DIRECTLY INTO YOUR MONEY MARKET ACCOUNT. The money will be deposited the same day that the distributions are paid.

* DISTRIBUTIONS CAN BE SENT ELECTRONICALLY TO YOUR BANK ACCOUNT. The money will be available in your bank account within three days.

Contact our Investor Relations Representatives to set up either of these options.


                                                  www.americancentury.com      3


California Tax-Free Money Market--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF FEBRUARY 28, 1999

                     CALIFORNIA TAX-FREE   CALIFORNIA TAX-EXEMPT MONEY MARKET FUNDS(2)
                        MONEY MARKET          AVERAGE RETURN       FUND'S RANKING
6 MONTHS(1)                1.29%                  1.19%                  --
1 YEAR                     2.85%                  2.62%             10 OUT OF 55
===================================================================================
AVERAGE ANNUAL RETURNS
===================================================================================
3 YEARS                    3.02%                  2.82%             11 OUT OF 50
5 YEARS                    3.03%                  2.90%             10 OUT OF 43
10 YEARS                   3.36%                  3.34%              8 OUT OF 20

The fund's inception date was 11/9/83.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 26-27 for more information about returns and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                            2/28/99           8/31/98
NUMBER OF SECURITIES          94                91
WEIGHTED AVERAGE
   MATURITY                 26 DAYS           34 DAYS
EXPENSE RATIO                0.50%*            0.50%

* Annualized.

YIELDS AS OF FEBRUARY 28, 1999

  7-DAY CURRENT YIELD               2.31%

  7-DAY EFFECTIVE YIELD             2.33%

  7-DAY TAX-EQUIVALENT YIELDS
    34.70% TAX BRACKET              3.54%
    37.42% TAX BRACKET              3.69%
    41.95% TAX BRACKET              3.98%
    45.22% TAX BRACKET              4.22%

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day yield more closely reflects earnings of the fund than the total return.


4      1-800-345-2021


California Tax-Free Money Market--Q&A
--------------------------------------------------------------------------------
/photo of Todd Pardula/

     An interview with Todd Pardula, a portfolio manager on the California Tax-Free and Municipal funds investment team.

HOW DID CALIFORNIA TAX-FREE MONEY MARKET PERFORM DURING THE SIX MONTHS ENDED FEBRUARY 28, 1999?

     The portfolio performed well, producing a better return than the average California tax-free money market fund, according to Lipper Inc. For the six months, the portfolio's total return was 1.29%, compared with the 1.19% average return of the 55 "California Tax-Exempt Money Market Funds" tracked by Lipper. California Tax-Free Money Market's longer-term returns are similarly strong (see the Total Returns table on the previous page for additional fund performance comparisons).

WHY DID CALIFORNIA TAX-FREE MONEY MARKET OUTPERFORM ITS LIPPER GROUP?

     A major reason for the fund's strong relative performance was our lower-than-average management fee. Other things being equal, lower expenses mean higher yields and returns for our shareholders.

     Another reason we outperformed the Lipper group was our ability to purchase the most attractively priced variable-rate notes, or "floaters." We work hard to develop excellent relationships with dealers that offer the best rates on floaters.

     For the six-month period, floaters made up about 80% of the portfolio, so if we can buy floaters with 10 additional basis points of yield (a basis point equals 0.01%, so 10 basis points equals 0.10%), we can get an extra 8 basis points of performance for the fund. That's a significant edge when total returns are in the 2% range.

CALIFORNIA TAX-FREE MONEY MARKET'S RELATIVE PERFORMANCE WAS STRONG, BUT ITS TOTAL RETURN SEEMS LOW. WHY?

     The fund's total return is related to the general level of short-term interest rates. In the second half of 1998, the Federal Reserve (the Fed) lowered rates by 75 basis points (0.75%) because a series of global financial crises threatened U.S. economic growth.

     When interest rates are low, municipalities are inclined to lock in those rates by issuing more long-term bonds than short-term notes. The supply of short-term securities was also reduced by the excellent health of the California economy, which has diminished municipal borrowing needs. While these factors reduced supply, demand for short-term tax-free securities surged. The imbalance between supply and demand sent yields on tax-free money market funds in February to their lowest levels since 1994.

YOU REDUCED THE PORTFOLIO'S WEIGHTED AVERAGE MATURITY FROM 34 DAYS TO 26 DAYS. WHY?

     We allowed the average maturity to shorten because we didn't think yields on one-year municipal securities were attractive enough to justify adding more of them to the portfolio. Instead, we used new money and cash from

[right margin]

"The portfolio performed well, producing a better return than the average California tax-free money market fund, according to Lipper Inc."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF FEBRUARY 28, 1999
Variable-Rate Notes     79%
Put Bonds                9%
Municipal Notes          5%
Bonds less than 1 Year   4%
Commercial Paper         3%

AS OF AUGUST 31, 1998
Variable-Rate Notes     78%
Put Bonds                9%
Municipal Notes          6%
Bonds less than 1 Year   3%
Commercial Paper         4%

Security types are defined on page 27.


                                                  www.americancentury.com      5


California Tax-Free Money Market--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

maturing securities to buy floaters, which have relatively short maturities. We were content to hold floaters even in a declining interest rate environment because their yields were virtually the same as those on one-year securities.

HOW DID YOU MANAGE THE FUND'S  CREDIT QUALITY?

     We continued to be very conservative regarding credit decisions, keeping the fund fully invested in first-tier municipal money market securities. First-tier obligations have generally received the highest credit rating from at least two nationally recognized statistical rating organizations. For example, the SP1 rating category (which includes SP1+) is Standard & Poor's highest rating for short-term municipal debt. The SP2 rated securities shown in the chart at left are considered first tier because they received top ratings from Fitch and Moody's, two other ratings services.

     Those SP2 securities are backed by Union Bank of California, whose majority owner is Bank of Tokyo Mitsubishi. We also believe Union Bank of California is worthy of a higher S&P rating because its operations are governed by U.S. banking regulations and are primarily limited to California. These securities offer an additional 40-50 basis points in yield over securities rated SP1+ at what we believe is minimal additional credit risk.

WHAT IS YOUR OUTLOOK FOR INTEREST RATES?

     The outlook for rates is uncertain. On the one hand, it seems unlikely the United States can remain an oasis of prosperity amid the global economic slowdown. That would argue for further Fed interest rate cuts. On the other hand, despite global turmoil, the U.S. economy has so far continued to grow rapidly. And although inflation is dormant now, oil prices have rebounded and the unemployment rate remains very low. Those factors would seem to argue for higher interest rates.

AND WHAT'S YOUR OUTLOOK FOR THE FUND?

     We may increase the fund's average maturity in April and May, when seasonal supply and demand factors typically affect the tax-exempt money market. That's when many shareholders withdraw money from tax-free and municipal money market funds to pay their income taxes. Those redemptions mean less demand for and greater supply of tax-free money market securities. The net effect is often a temporary increase in yields on one-year securities. Despite those seasonal factors, yields and returns on tax-free money market funds are likely to remain modest as long as inflation is nearly non-existent and interest rates are historically low.

[left margin]

"We continued to be very conservative regarding credit decisions, keeping the fund fully invested in first-tier municipal money market securities."

PORTFOLIO COMPOSITION BY CREDIT RATING
               % OF FUND INVESTMENTS
              AS OF             AS OF
             2/28/99           8/31/98
SP1+           79%               73%
SP1            11%               16%
SP2            10%               11%


Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 26 for more information.

"Yields and returns on tax-free money market funds are likely to remain modest as long as inflation is nearly non-existent and interest rates are historically low."


6      1-800-345-2021


Cal. Tax-Free Money Market--Sch. of Investments
--------------------------------------------------------------------------------

FEBRUARY 28, 1999 (UNAUDITED)

Principal Amount                                                     Value
--------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL SECURITES
             $  2,912,000  ABN Amro Munitops Certificates
                              Trust Receipts, Series 1998-17,
                              VRDN, 2.79%, 3/3/99 (FGIC)
                              (SBBPA: ABN Amro Bank
                              N.V.) (Acquired 11/18/98--
                              12/31/98, Cost $2,912,000)(1)      $  2,912,000
                2,500,000  ABN Amro Munitops Certificates
                              Trust Receipts, Series 1998-10,
                              VRDN, 2.79%, 3/3/99 (FGIC)
                              (SBBPA: ABN Amro Bank N.V.)
                              (Acquired 8/19/98, Cost
                              $2,500,000)(1)                        2,500,000
                6,500,000  ABN Amro Munitops Certificates
                              Trust Receipts, Series 1998-25,
                              VRDN, 3.10%, 6/2/99 (FGIC)
                              (SBBPA: ABN Amro Bank N.V.)
                              (Acquired 12/2/98, Cost
                              $6,500,000)(1)                        6,500,000
                2,325,000  Agoura Hills Multifamily
                              Housing Rev.,  (Oakridge
                              Apartments), VRDN, 2.55%,
                              3/3/99 (LOC:
                              Commerzbank A.G.)                     2,325,000
                2,000,000  Association of Bay Area
                              Governments Financing Auth.
                              Rev. COP, (Bentley School),
                              VRDN, 2.70%, 3/3/99 (LOC:
                              Banque Nationale de Paris S.A.)       2,000,000
               10,800,000  Avalon Community Improvement
                              Agency Tax Allocation Rev.,
                              (Community Improvement
                              Area), VRDN, 3.00%, 3/4/99 (LOC:
                              Union Bank of California, N.A.)      10,800,000
               10,300,000  Azusa Multifamily Housing Rev.,
                              (Pacific Glen Apartments),
                              VRDN, 2.60%, 3/4/99 (FNMA
                              Collateral Agreement)                10,300,000
                5,000,000  Bassett Unified School District
                              COP, (Capital  Improvement),
                              VRDN, 3.20%, 3/4/99 (LOC:
                              Union Bank of California, N.A.)       5,000,000
                6,400,000  California Economic Development
                              Financing Auth. Rev., Series
                              1998 C, VRDN, 3.50%,
                              3/1/99 (LOC: Bank of America
                              N.T. & S.A.)                          6,400,000
                4,400,000  California Educational Facilities
                              Auth. Rev., (Mount St. Marys
                              College), VRDN, 2.40%,
                              3/3/99 (LOC: Allied Irish
                              Banks, PLC)                           4,400,000
                3,500,000  California Educational Facilities
                              Auth. Rev., Series 1998 A,
                              (University Judaism), VRDN,
                              2.70%, 3/4/99 (LOC: Allied
                              Irish Banks, PLC)                     3,500,000

Principal Amount                                                     Value
--------------------------------------------------------------------------------

             $  4,700,000  California Health Facilities Auth.
                              Rev., (Episcopal Home), VRDN,
                              2.70%, 3/1/99 (LOC: Union
                              Bank of California, N.A.)          $  4,700,000
                  910,000  California Health Facilities
                              Financing Auth. Rev., (Little Co.
                              Mary Health Service), 3.50%,
                              10/1/99 (AMBAC)                         911,550
                  490,000  California Health Facilities
                              Financing Auth. Rev.,
                              Series 1990 A, (Pooled Project),
                              VRDN, 2.10%, 3/3/99 (LOC:
                              Rabobank Nederland)                     490,000
                3,500,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1995 C, (Catholic Healthcare
                              West), VRDN, 2.60%, 3/3/99
                              (MBIA) (SBBPA: Rabobank
                              Nederland)                            3,500,000
                2,500,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1998 A, (Catholic Healthcare
                              West), 4.50%, 7/1/99                  2,510,688
                3,290,000  California Housing Financing
                              Agency Rev., 3.60%, 4/8/99
                              (MBIA) (SBBPA: Credit Suisse
                              First Boston, Inc.) (Acquired
                              8/7/98, Cost $3,290,000)(1)           3,290,000
               10,500,000  California Pollution Control
                              Financing Auth. Rev., (Chevron
                              USA Inc.), 3.65%, 5/15/99
                              (Guaranteed: Chevron Corp.)          10,500,000
                1,000,000  California Pollution Control
                              Financing Auth. Rev., (Chevron
                              USA Inc.), 3.10%, 11/15/99
                              (Guaranteed: Chevron Corp.)           1,000,000
                3,000,000  California Pollution Control
                              Financing Auth. Rev., Series
                              1986 B, (Southern California
                              Edison), VRDN, 3.55%, 3/1/99
                              (Guaranteed: Southern
                              California Edison Company)            3,000,000
                1,700,000  California Pollution Control
                              Financing Auth. Rev., Series
                              1986 C, (Southern California
                              Edison), VRDN, 3.55%, 3/1/99
                              (Guaranteed: Southern
                              California Edison Company)            1,700,000
                5,000,000  California Public Capital
                              Improvements Financing Auth.
                              Rev., Series 1988 C, VRDN,
                              3.10%, 3/15/99 (LOC:
                              National Westminster Bank
                              PLC)                                  5,000,000
                4,000,000  California Rev. Anticipation Notes,
                              4.00%, 6/30/99                        4,010,873

See Notes to Financial Statements


                                                  www.americancentury.com      7


Cal. Tax-Free Money Market--Sch. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 1999 (UNAUDITED)

Principal Amount                                                     Value
--------------------------------------------------------------------------------

              $10,000,000  California School Cash Reserve
                              Program Auth. Rev., Series
                              1998 A, 4.50%, 7/2/99 (GIC:
                              Trinity Funding Corporation)       $ 10,024,667
                5,000,000  California Statewide Communities
                              Apartment Development Auth.
                              Rev., (Whispering Winds
                              Apartments), VRDN, 2.70%,
                              3/3/99 (LOC: Continental
                              Casualty Co.)                         5,000,000
                1,905,000  California Statewide Communities
                              Development Auth. COP, 4.25%,
                              4/1/99 (MBIA)                         1,905,621
               22,000,000  California Statewide Community
                              Development Auth. Rev., Floating
                              Rate Trust Receipts, 2.95%,
                              3/3/99 (FSA) (SBBPA: Bank
                              of New York) (Acquired
                              7/2/98--8/12/98, Cost
                              $22,000,000)(1)(2)                   22,000,000
                7,700,000  California Statewide COP,
                              (Covenant Retirement
                              Community), VRDN, 2.75%,
                              3/4/99 (LOC: LaSalle National
                              Bank)                                 7,700,000
                2,500,000  Covina Redevelopment Agency
                              Multifamily Housing Rev.,
                              (Shadowhills Apartments),
                              VRDN, 2.60%, 3/4/99 (FNMA
                              Collateral Agreement)                 2,500,000
                6,500,000  East Bay Municipal Utility District
                              Commercial Paper, 3.00%,
                              3/9/99 (SBBPA: Westdeutsche
                              Landesbank Girozentrale)              6,500,000
                2,990,000  Fillmore Public Financing Auth.
                              Tax Allocation, Series 1998 B,
                              (Central City Redevelopment),
                              VRDN, 2.45%, 3/4/99 (LOC:
                              California State Teachers'
                              Retirement System)                    2,990,000
                  990,000  Fontana Special Tax, (Community
                              Facilities District No. 2-A),
                              4.00%, 9/1/99 (MBIA)                    991,941
                2,000,000  Fremont COP, (Family Resource
                              Center Financing), VRDN,
                              2.45%, 3/4/99 (LOC: KBC
                              Bank N.V.)                            2,000,000
                1,000,000  Fremont Unified High School
                              District Santa Clara County GO,
                              Series 1998 A, 7.00%, 9/1/99
                              (FGIC)                                1,019,661
                2,000,000  Glendale Industrial Development
                              Auth. Rev., (Reliance
                              Development), VRDN, 2.95%,
                              3/15/99 (LOC: Lloyds Bank
                              PLC)                                  2,000,000
                1,215,000  Hanford COP, (Public IMPC Corp.),
                              VRDN, 3.00%, 3/4/99 (LOC:
                              Union Bank of California, N.A.)       1,215,000

Principal Amount                                                     Value
--------------------------------------------------------------------------------

             $  6,155,000  Hanford Sewer Rev., Series
                              1996 A, VRDN, 3.00%,
                              3/4/99 (LOC: Union Bank of
                              California, N.A.)                  $  6,155,000
                3,500,000  Hemet Multifamily Housing Auth.
                              Rev., (Sunwest Resort), VRDN,
                              2.60%, 3/4/99 (LOC: FHLB)             3,500,000
                4,200,000  Hemet Multifamily Housing Auth.
                              Rev., (West Acacia), VRDN,
                              2.55%, 3/4/99 (LOC: FHLB)             4,200,000
                2,200,000  Irvine Improvement Bond Act
                              1915, (Assessment District
                              No. 94-15), VRDN, 3.10%,
                              3/1/99 (LOC: Canadian
                              Imperial Bank of Commerce)            2,200,000
                4,200,000  Irvine Improvement Bond Act
                              1915, (Assessment District
                              No. 97-17), VRDN, 3.10%,
                              3/1/99 (LOC: Bayerische
                              Hypo-Und Vereinsbank A.G.)            4,200,000
                1,000,000  Irvine Ranch Water District GO,
                              Series 1988 A, (Improvement
                              District No. 284), VRDN, 3.00%,
                              3/3/99 (LOC: Landesbank
                              Hessen-Thuringen Girozentrale)        1,000,000
                1,700,000  Irvine Ranch Water District Rev.,
                              (Consolidated Bonds), VRDN,
                              3.10%, 3/3/99 (LOC:
                              Landesbank Hessen-Thuringen
                              Girozentrale)                         1,700,000
                3,400,000  Irvine Ranch Water District Rev.,
                              Series 1993 A, VRDN, 3.00%,
                              3/3/99 (LOC: Bank of America
                              N.T. & S.A.)                          3,400,000
               18,900,000  Kern County Superintendent of
                              Schools COP, Series 1996 A,
                              VRDN, 2.75%, 3/4/99 (LOC:
                              Anchor National Life Insurance
                              Company)                             18,900,000
                4,250,000  Lancaster Redevelopment Agency
                              Rev., Series 1996 C, (20th
                              Street Apartments), VRDN,
                              2.55%, 3/4/99 (LOC: FHLB)             4,250,000
                2,100,000  Lemore COP, (Golf Course),
                              VRDN, 3.30%, 3/4/99 (LOC:
                              Union Bank of California, N.A.)       2,100,000
                3,000,000  Loma Linda Water Rev., VRDN,
                              2.85%, 3/3/99 (LOC: Union
                              Bank of California, N.A.)             3,000,000
                4,680,000  Los Angeles Community
                              Redevelopment Agency Rev.,
                              VRDN, 2.60%, 3/4/99 (LOC:
                              Barclays Bank PLC)                    4,680,000
                2,000,000  Los Angeles Convention and
                              Exhibition Center Auth. COP,
                              Series 1989 A, 7.00%,
                              8/15/99, Prerefunded at
                              101.5% of Par(3)                      2,066,036

                                               See Notes to Financial Statements


8      1-800-345-2021


Cal. Tax-Free Money Market--Sch. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 1999 (UNAUDITED)

Principal Amount                                                     Value
--------------------------------------------------------------------------------

             $  1,000,000  Los Angeles COP, (Municipal
                              Improvement Corp., Project H),
                              3.00%, 11/1/99 (AMBAC)             $  1,000,000
                1,000,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., (Proposition A-2nd Tier),
                              5.50%, 7/1/99 (MBIA)                  1,008,291
                9,600,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1993 A,
                              (Proposition C, Second Series),
                              VRDN, 2.60%, 3/4/99 (MBIA)
                              (SBBPA: Credit Locale de
                              France)                               9,600,000
                4,500,000  Los Angeles County Public Works
                              Financing Auth. Lease Rev.,
                              Floating Rate Trust Receipts,
                              Series 1998 A47, 3.35%,
                              3/1/99 (AMBAC) (Acquired
                              9/23/98--1/26/99, Cost
                              $4,500,000)(1)(2)                     4,500,000
               23,100,000  Los Angeles Multifamily Housing
                              Rev., Series 1985 K, VRDN,
                              2.40%, 3/2/99 (LOC: FHLB)            23,100,000
                3,000,000  Metropolitan Water District
                              Southern California Waterworks
                              Rev., Series 1998 C, VRDN,
                              2.40%, 3/4/99 (LOC: Bank of
                              America N.T. & S.A.)                  3,000,000
                1,835,000  Modesto Irrigation District COP,
                              Series 1999 A,
                              4.25%, 7/1/99
                              (AMBAC)                               1,842,599
                2,000,000  Modesto Multifamily Housing Rev.,
                              Series 1996 A, (Shadowbrook),
                              VRDN, 2.80%, 3/4/99 (LOC:
                              Bank of America N.T. & S.A.)          2,000,000
                2,025,000  Modesto Special Tax, (Community
                              Facilities District No. 98-1,
                              VRDN, 2.70%, 3/4/99 (LOC:
                              Wells Fargo Bank, N.A.)               2,025,000
                1,880,000  Moreno Valley COP, (City Hall
                              Refinancing), VRDN, 3.00%,
                              3/4/99 (LOC: Union Bank of
                              California, N.A.)                     1,880,000
                1,500,000  Oakland Economic Development
                              Rev., Series 1997 A, (Allen
                              Temple Family Life), VRDN,
                              2.60%, 3/4/99 (LOC: Wells
                              Fargo Bank, N.A.)                     1,500,000
               14,000,000  Oceanside Multifamily Housing
                              Rev., (Lakeridge Apartments),
                              VRDN, 3.20%, 3/3/99 (LOC:
                              Continental Casualty Co.)            14,000,000
                8,380,000  Orange County Apartment
                              Development Rev., Series
                              1992 B, (Aliso Creek), VRDN,
                              3.00%, 3/4/99 (LOC: WFC
                              Holdings Corp.)                       8,380,000

Principal Amount                                                     Value
--------------------------------------------------------------------------------

             $  5,000,000  Rancho Water District Financing
                              Auth. Rev., Series 1998 A,
                              VRDN, 2.60%, 3/3/99 (FGIC)
                              (SBBPA: General Electric
                              Capital Corp.)                     $  5,000,000
                9,445,000  Redlands COP, (Sewer Treatment
                              Facilities), VRDN, 2.55%,
                              3/3/99 (FGIC) (SBBPA:
                              General Electric Capital Corp.)       9,445,000
                8,720,000  Redlands COP, (Water Treatment
                              Facilities), VRDN, 2.55%,
                              3/3/99 (FGIC) (SBBPA:
                              General Electric Capital Corp.)       8,720,000
                2,500,000  Redwood City COP, (City Hall),
                              VRDN, 2.70%, 3/4/99 (LOC:
                              KBC Bank N.V.)                        2,500,000
                5,065,000  Rialto Public Financing Auth. Tax
                              Allocation, Series 1998 A,
                              (Agua Mansa & Industrial),
                              VRDN, 3.00%, 3/4/99 (LOC:
                              Union Bank of California, N.A.)       5,065,000
                3,580,000  Riverside County Asset Leasing
                              Corp. Leasehold Rev., Series
                              1989 A, (Riverside County
                              Hospital), 7.40%, 6/1/99,
                              Prerefunded at 102% of Par(3)         3,690,238
                3,420,000  Riverside County Multifamily
                              Housing Rev., (Ambergate
                              Apartments), VRDN, 2.55%,
                              3/4/99 (LOC: Union Bank of
                              California, N.A.)                     3,420,000
                4,500,000  Riverside County Teeter Notes
                              Commercial Paper, 3.10%,
                              4/7/99 (LOC: Westdeutsche
                              Landesbank Girozentrale)              4,500,000
                1,715,000  Rohnert Park Multifamily Housing
                              Rev., (Crossbrook Apartments),
                              VRDN, 2.60%, 3/3/99 (FNMA
                              Collateral Agreement)                 1,715,000
                5,920,000  Sacramento County Multifamily
                              Housing Rev., (River
                              Oaks), VRDN, 2.70%, 3/4/99 (LOC:
                              Chase Manhattan Bank)                 5,920,000
                3,400,000  Sacramento County Multifamily
                              Housing Rev., Series 1996 A,
                              VRDN, 2.65%, 3/3/99 (LOC:
                              California State Teachers'
                              Retirement System)                    3,400,000
                2,000,000  San Bernardino County COP,
                              (Medical Center Financing),
                              VRDN, 2.50%, 3/3/99 (MBIA)
                              (SBBPA: Landesbank
                              Hessen-Thuringen Girozentrale)        2,000,000
               22,875,000  San Bernardino County COP,
                              VRDN, 2.75%, 3/4/99 (MBIA)
                              (SBBPA: Merrill Lynch & Co.,
                              Inc.) (Acquired 6/28/95--
                              2/4/98, Cost $22,875,000)(1)         22,875,000

See Notes to Financial Statements


                                                  www.americancentury.com      9


Cal. Tax-Free Money Market--Sch. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 1999 (UNAUDITED)

Principal Amount                                                     Value
--------------------------------------------------------------------------------

            $  15,000,000  San Bernardino County Multifamily
                              Housing Auth. Rev., 5.45%,
                              5/1/99 (Put Agreement:
                              National Westminster Bank
                              PLC) (Acquired 5/8/98, Cost
                              $15,206,100)(1)                    $ 15,037,673
                3,350,000  San Bernardino County Multifamily
                              Housing Auth. Rev., Series
                              1992 A, (Arrowview Park
                              Apartments), VRDN, 2.55%,
                              3/4/99 (LOC: FHLB)                    3,350,000
                1,800,000  San Bernardino County Multifamily
                              Housing Auth. Rev., Series
                              1993 A, (Monterey Villas
                              Apartments), VRDN, 2.55%,
                              3/4/99 (LOC: FHLB)                    1,800,000
                2,800,000  San Bernardino County Multifamily
                              Housing Auth. Rev., Series
                              1997 A, (Mountain View),
                              VRDN, 2.55%, 3/4/99 (LOC:
                              FHLB)                                 2,800,000
                4,200,000  San Diego Multifamily Housing
                              Rev., Series 1993 A,
                              (Coral Point Apartments),
                              VRDN, 3.20%, 3/4/99 (LOC:
                              Continental Casualty Co.)             4,200,000
                5,000,000  San Francisco City and County
                              Redevelopment Agency
                              Multifamily Housing Rev., Series
                              1985 B, (Bayside Village),
                              VRDN, 2.40%, 3/4/99 (LOC:
                              Bank One Arizona, N.A.)               5,000,000
                3,285,000  San Francisco City and County
                              Redevelopment Financing Auth.
                              Rev., (Yerba Buena Garden),
                              VRDN, 2.55%, 3/3/99 (LOC:
                              National Westminster Bank
                              PLC)                                  3,285,000
                1,000,000  San Francisco City and County
                              Sewer Rev., 6.50%, 10/1/99,
                              Prerefunded at 102% of Par(3)         1,039,843
                2,400,000  San Francisco City and County
                              Unified School District Tax &
                              Rev. Anticipation Notes, 4.50%,
                              9/22/99                               2,414,437

Principal Amount                                                     Value
--------------------------------------------------------------------------------

             $  2,945,000  San Jose Financing Auth. Rev.,
                              Series 1998 B, (Hayes Mansion
                              Improvement), VRDN, 2.55%,
                              3/3/99 (AMBAC) (SBBPA:
                              Bank of Nova Scotia)               $  2,945,000
               13,400,000  Santa Paula Public Financing
                              Auth. Lease Rev., (Water System
                              Acquisition), VRDN, 2.25%,
                              3/3/99 (LOC: California State
                              Teachers' Retirement System)         13,400,000
                2,575,000  Simi Valley Multifamily Housing
                              Rev., Series 1993 A, VRDN,
                              2.60%, 3/4/99 (LOC: FHLMC)            2,575,000
                5,000,000  South Coast Local Education
                              Agencies Tax & Rev. Anticipation
                              Notes, Series 1998 A, 4.50%,
                              6/30/99 (MBIA)                        5,020,882
                  525,000  South San Francisco COP,
                              (Quality Control Plant), VRDN,
                              2.55%, 3/4/99 (LOC: National
                              Westminster Bank PLC)                   525,000
                1,500,000  Triunfo Sanitation District Rev.,
                              VRDN, 2.20%, 3/3/99 (LOC:
                              Banque Nationale de Paris S.A.)       1,500,000
                1,900,000  West Hollywood COP, VRDN,
                              3.00%, 3/4/99 (LOC: Union
                              Bank of California, N.A.)             1,900,000
                4,500,000  Westminster COP, Series 1998 A,
                              (Civic Center), VRDN, 2.70%,
                              3/4/99 (AMBAC) (SBBPA:
                              First Union National Bank)            4,500,000
                1,900,000  Westminster Redevelopment
                              Agency Tax Allocation Rev.,
                              (Commercial Redevelopment
                              Project No. 1), VRDN, 2.70%,
                              3/4/99 (AMBAC) (SBBPA:
                              Landesbank Hessen-Thuringen
                              Girozentrale)                         1,900,000
                                                                 ------------
TOTAL INVESTMENT SECURITIES--100.0%                              $449,727,000
                                                                 ============

                                               See Notes to Financial Statements


10      1-800-345-2021


Cal. Tax-Free Money Market--Sch. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 1999 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corp.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GIC = Guaranteed Investment Contract

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 1999.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at February 28, 1999, was $79,614,673, which represented 17.6% of net assets. None of these securities are considered to be illiquid.
(2) Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 1999.
(3) Escrowed to maturity in U.S. government securities or state and local government securities.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the amortized cost of each investment

See Notes to Financial Statements


                                                 www.americancentury.com      11


California Municipal Money Market--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF FEBRUARY 28, 1999

                 CALIFORNIA MUNICIPAL   CALIFORNIA TAX-EXEMPT MONEY MARKET FUNDS(2)
                     MONEY MARKET          AVERAGE RETURN     FUND'S RANKING
6 MONTHS(1)              1.35%                 1.19%                --
1 YEAR                   2.95%                 2.62%            5 OUT OF 55
=================================================================================
AVERAGE ANNUAL RETURNS
=================================================================================
3 YEARS                  3.08%                 2.82%            8 OUT OF 50
5 YEARS                  3.08%                 2.90%            7 OUT OF 43
LIFE OF FUND(3)          3.11%                 2.88%            6 OUT OF 35

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) The fund's inception date was 12/31/90.

See pages 26-27 for more information about returns and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                             2/28/99            8/31/98
NUMBER OF SECURITIES            59                58
WEIGHTED AVERAGE
   MATURITY                  15 DAYS            40 DAYS
EXPENSE RATIO                 0.50%*             0.50%

* Annualized.

YIELDS AS OF FEBRUARY 28, 1999

  7-DAY CURRENT YIELD           2.41%

  7-DAY EFFECTIVE YIELD         2.43%

  7-DAY TAX-EQUIVALENT YIELDS
    34.70% TAX BRACKET          3.69%
    37.42% TAX BRACKET          3.85%
    41.95% TAX BRACKET          4.15%
    45.22% TAX BRACKET          4.40%

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day yield more closely reflects earnings of the fund than the total return.


12      1-800-345-2021


California Municipal Money Market--Q&A
--------------------------------------------------------------------------------

     An interview with Todd Pardula (pictured on page 5), a portfolio manager on the California Tax-Free and Municipal funds investment team.

HOW DID CALIFORNIA MUNICIPAL MONEY MARKET PERFORM DURING THE SIX MONTHS ENDED FEBRUARY 28, 1999?

     The fund performed well, producing a better return than the average California tax-free money market fund, according to Lipper Inc. For the six months, the portfolio's total return was 1.35%, compared with the 1.19% average return of the 55 "California Tax-Exempt Money Market Funds" tracked by Lipper. California Municipal Money Market's longer-term returns are also quite strong, consistently placing in the top 20% of the Lipper group (see the Total Returns table on the previous page for additional fund performance comparisons.)

WHAT LED CALIFORNIA MUNICIPAL MONEY MARKET TO SUCH SOLID PERFORMANCE?

     A major reason for the fund's strong relative performance was our lower-than-average management fee. Other things being equal, lower expenses mean higher yields and returns for our shareholders.

     In addition, California Municipal Money Market typically holds a greater percentage of securities subject to the federal alternative minimum tax (AMT) than the other funds in the Lipper group. AMT securities typically offer higher yields than non-AMT notes because of their potential tax liability.

     Another reason we outperformed the Lipper group was our ability to purchase the most attractively priced variable-rate notes, or "floaters." We work hard to develop excellent relationships with dealers that offer the best rates on floaters.

     At the end of February, floaters made up about 90% of the portfolio, so if we can buy floaters with 10 additional basis points of yield (a basis point equals 0.01%, so 10 basis points equals 0.10%), we can get an extra 9 basis points of performance for the fund. That's a significant edge when total returns are in the 2% range.

YOUR  RELATIVE  PERFORMANCE  WAS STRONG,  BUT THE FUND'S TOTAL RETURN SEEMS LOW.
WHY?

     The fund's total return is related to the general level of short-term interest rates. In the second half of 1998, the Federal Reserve (the Fed) lowered rates by 75 basis points (0.75%) because a series of global financial crises threatened U.S. economic growth.

     When interest rates are low, municipalities are inclined to lock in those rates by issuing more long-term bonds than short-term notes. The supply of short-term securities was also reduced by the excellent health of the California economy, which has diminished municipal borrowing needs. While these factors reduced supply, demand for short-term tax-free securities surged. The imbalance between supply and demand sent yields on tax-free money market funds in February to their lowest levels since 1994.

[right margin]

"The fund performed well, producing a better return than the average California tax-free money market fund, according to Lipper Inc."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF FEBRUARY 28, 1999
Variable-Rate Notes      89%
Put Bonds                11%

AS OF AUGUST 31, 1998
Variable-Rate Notes      79%
Put Bonds                15%
Bonds less than 1 Year    3%
Municipal Notes           3%

Security types are defined on page 27.


                                                 www.americancentury.com      13


California Municipal Money Market--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

YOU REDUCED THE PORTFOLIO'S WEIGHTED AVERAGE MATURITY FROM 40 DAYS TO 15 DAYS. WHY?

     We allowed the average maturity to shorten because we didn't think yields on one-year municipal securities were attractive enough to justify adding more of them to the portfolio. Additionally, it was particularly hard to find attractive one-year AMT paper. As a result, we used any new money and cash from maturing securities to buy floaters subject to AMT. We were content to hold floaters even in a declining interest rate environment because their yields were virtually the same as those on one-year securities.

HOW DID YOU MANAGE THE FUND'S CREDIT QUALITY?

     We continued to be very conservative regarding credit decisions, keeping the fund fully invested in first-tier municipal money market securities. First-tier obligations have generally received the highest credit rating from at least two nationally recognized statistical rating organizations. For example, the SP1 rating category (which includes SP1+) is Standard and Poor's highest rating for short-term municipal debt. The SP2 rated securities shown in the chart at left are considered first tier because they received top ratings from Fitch & Moody's, two other rating services.

     However, at the end of February, 14% of assets were in securities rated SP2 by Standard & Poor's. Those SP2 securities are primarily backed by Union Bank of California, whose majority owner is Bank of Tokyo Mitsubishi. We also believe Union Bank of California is worthy of a higher S&P rating because its operations are governed by U.S. banking regulations and are primarily limited to California. These securities offer an additional 40-50 basis points in yield over securities rated SP1+ at what we believe is minimal additional credit risk

WHAT IS YOUR OUTLOOK FOR INTEREST RATES?

     The outlook for rates is uncertain. On the one hand, it seems unlikely the United States can remain an oasis of prosperity amid the global economic slowdown. That would argue for further Fed interest rate cuts. On the other hand, despite global turmoil, the U.S. economy has so far continued to grow rapidly. And although inflation is dormant now, oil prices have rebounded and the unemployment rate remains very low. Those factors would seem to suggest interest rates could go higher.

AND WHAT'S YOUR OUTLOOK FOR THE FUND?

     We may increase the fund's average maturity in April and May, when seasonal supply and demand factors typically affect the tax-exempt money market. That's when many shareholders withdraw money from tax-free and municipal money market funds to pay their income taxes. Those redemptions mean less demand for and greater supply of tax-free money market securities. The net effect is often a temporary increase in yields on one-year securities. Despite those seasonal factors, yields and returns on tax-free money market funds are likely to remain modest as long as inflation is nearly non-existent and interest rates are historically low.

[left margin]

"We continued to be very conservative regarding credit decisions, keeping the fund fully invested in first-tier municipal money market securities."

PORTFOLIO COMPOSITION BY CREDIT RATING
              % OF FUND INVESTMENTS
             AS OF             AS OF
            2/28/99           8/31/98
SP1+          72%               71%
SP1           14%               15%
SP2           14%               14%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 26 for more information.

"Yields and returns on tax-free money market funds are likely to remain modest as long as inflation is nearly non-existent and interest rates are historically low."


14      1-800-345-2021


Cal. Municipal Money Market--Sch. of Investments
--------------------------------------------------------------------------------

FEBRUARY 28, 1999 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES
              $1,000,000   ABN Amro Munitops Certificates
                              Trust Receipts, Series 1998-17,
                              VRDN, 2.79%, 3/3/99 (FGIC)
                              (SBBPA: ABN Amro Bank N.V.)
                              (Acquired 11/18/98, Cost
                              $1,000,000)(1)                       $  1,000,000
               4,500,000   ABN Amro Munitops Certificates
                              Trust Receipts, Series 1998-10,
                              VRDN, 2.79%, 3/3/99 (FGIC)
                              (SBBPA: ABN Amro Bank N.V.)
                              (Acquired 8/19/98--1/6/99,
                              Cost $4,500,000)(1)                     4,500,000
               2,500,000   ABN Amro Munitops Certificates
                              Trust Receipts, Series 1998-25,
                              3.10%, 6/2/99 (FGIC)
                              (SBBPA: ABN Amro Bank N.V.)
                              (Acquired 12/2/98, Cost
                              $2,500,000)(1)                          2,500,000
               3,000,000   Alameda County Industrial
                              Development Auth. Rev., (Bat
                              Properties), VRDN, 2.60%,
                              3/4/99 (LOC: Wells Fargo
                              Bank, N.A.)                             3,000,000
               1,800,000   Alameda County Industrial
                              Development Auth. Rev., Series
                              1994 A, (Scientific Technology),
                              VRDN, 2.75%, 3/3/99 (LOC:
                              Banque Nationale de Paris
                              S.A.)                                   1,800,000
                 700,000   Alameda County Industrial
                              Development Auth. Rev., Series
                              1996 A, (Edward L. Shimmon
                              Inc.), VRDN, 2.80%, 3/4/99
                              (LOC: Banque Nationale de
                              Paris S.A.)                               700,000
               1,685,000   Alameda County Industrial
                              Development Auth. Rev., Series
                              1997 A, (Adeline Association),
                              VRDN, 2.80%, 3/4/99 (LOC:
                              Wells Fargo Bank, N.A.)                 1,685,000
               1,350,000   Alameda County Industrial
                              Development Auth. Rev., Series
                              1997 A, (Plyproperties), VRDN,
                              2.80%, 3/4/99 (LOC: Wells
                              Fargo Bank, N.A.)                       1,350,000
               2,200,000   Association of Bay Area
                              Governments  Multifamily
                              Housing Rev., Series 1997
                              A, (Mountain View Apartments),
                              VRDN, 2.95%, 3/4/99 (LOC:
                              Comerica Bank, N.A.)                    2,200,000
               2,000,000   California Economic Development
                              Financing Auth. Industrial
                              Development Rev., (Provena
                              Foods Inc.), VRDN, 2.75%,
                              3/3/99 (LOC: Comerica
                              Bank-CA)                                2,000,000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $3,100,000   California Health Facilities Auth.
                              Rev., (Episcopal Home), VRDN,
                              2.70%, 3/1/99 (LOC: Union
                              Bank of California, N.A.)            $  3,100,000
               6,100,000   California Housing Financing
                              Agency Rev., Series 1996 A,
                              Class A, VRDN, 2.77%,
                              3/4/99 (LOC: Caisse Des
                              Depots et Consignations)
                              (Acquired 2/4/98, Cost
                              $6,100,000)(1)                          6,100,000
                 900,000   California Housing Financing
                              Agency Rev., Series 1998 E,
                              3.55%, 3/12/99                            900,000
               2,500,000   California Pollution Control
                              Financing Auth. Rev., Series
                              1986 A, (Southern California
                              Edison), VRDN, 3.55%, 3/1/99
                              (Guaranteed: Southern
                              California Edison Company)              2,500,000
               1,200,000   California Pollution Control
                              Financing Auth. Rev., Series
                              1986 B, (Southern California
                              Edison), VRDN, 3.55%, 3/1/99
                              (Guaranteed: Southern
                              California Edison Company)              1,200,000
               2,800,000   California Pollution Control
                              Financing Auth. Rev., Series
                              1986 D, (Southern California
                              Edison), VRDN, 3.55%, 3/1/99
                              (Guaranteed: Southern
                              California Edison Company)              2,800,000
               7,000,000   California Pollution Control
                              Financing Auth. Solid Waste
                              Disposal Rev., Series 1994 A,
                              (Western Waste Industries),
                              VRDN, 2.90%, 3/4/99 (LOC:
                              Union Bank of California, N.A.)         7,000,000
               2,300,000   California Public Capital
                              Improvements Financing Auth.
                              Rev., Series 1988 C, 3.10%,
                              3/15/99 (LOC: National
                              Westminster Bank PLC)                   2,300,000
               6,100,000   California State Economic
                              Development Financing Auth.
                              Industrial Development Rev.,
                              (Applied Aerospace), VRDN,
                              2.75%, 3/3/99 (LOC:
                              American National Bank and
                              Trust Company of Chicago)               6,100,000
               1,200,000   California State Economic
                              Development Financing Auth.
                              Industrial Development Rev.,
                              (CALCO), VRDN, 3.05%,
                              3/3/99 (LOC: Wells Fargo
                              Bank, N.A.)                             1,200,000

See Notes to Financial Statements


                                                 www.americancentury.com      15


Cal. Municipal Money Market--Sch. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 1999 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $3,750,000   California State Economic
                              Development Financing Auth.
                              Industrial Development Rev.,
                              (Coast Grain Co.), VRDN,
                              2.70%, 3/4/99 (LOC: Bank of
                              America N.T. & S.A.)                 $  3,750,000
               2,000,000   California State Economic
                              Development Financing Auth.
                              Industrial Development Rev.,
                              (River Ranch Fresh Foods),
                              VRDN, 2.70%, 3/4/99 (LOC:
                              NationsBank, N.A.)                      2,000,000
               2,400,000   California State Economic
                              Development Financing Auth.
                              Industrial Development Rev.,
                              (Scientific Specialties), VRDN,
                              2.75%, 3/3/99 (LOC: Bank of
                              America N.T. & S.A.)                    2,400,000
               3,040,000   California State Economic
                              Development Financing Auth.
                              Industrial Development Rev.,
                              (Vortech Engineering Inc.),
                              VRDN, 3.30%, 3/3/99 (LOC:
                              Bank of Hawaii)                         3,040,000
               1,468,364   California State Economic
                              Development Financing Auth.
                              Industrial Development Rev.,
                              (Wesflex Pipe Manufacturing),
                              VRDN, 2.95%, 3/4/99 (LOC:
                              Wells Fargo Bank, N.A.)                 1,468,364
               3,000,000   California State GO, Series 1997
                              BJ, 4.125%, 6/1/99                      3,000,176
               5,000,000   California State Veterans GO,
                              VRDN, 2.77%, 3/4/99 (FSA)
                              (SBBPA: Merrill Lynch & Co.,
                              Inc.) (Acquired 12/30/97, Cost
                              $5,000,000)(1)                          5,000,000
               1,000,000   California Statewide Communities
                              Development Auth. Industrial
                              Rev., Series 1998 C, (Nichols
                              Pistachio), VRDN, 2.70%,
                              3/4/99 (LOC: Bank of America
                              N.T. & S.A.)                            1,000,000
               8,500,000   California Statewide Communities
                              Development Auth. Lease Rev.,
                              Floating Rate Trust Receipts,
                              3.00%, 3/4/99 (LOC: Merrill
                              Lynch & Co., Inc.) (Acquired
                              2/16/99, Cost $8,500,000)(1)(2)         8,500,000
               5,900,000   California Statewide Communities
                              Development Auth. Multifamily
                              Housing Rev., Series 1997 A,
                              (Plaza Club Apartments), VRDN,
                              3.00%, 3/3/99 (LOC:
                              Comerica Bank, N.A.)                    5,900,000
               1,200,000   California Statewide Communities
                              Development Auth. Multifamily
                              Housing Rev., Series 1997 G,
                              (Sunrise of Moraga), VRDN,
                              2.85%, 3/4/99 (LOC:
                              Commerzbank A.G.)                       1,200,000
              $1,225,000   California Statewide Communities
                              Development Auth. Rev., Series
                              1996 G, (Lansmont Property),
                              VRDN, 2.70%, 3/3/99 (LOC:
                              Wells Fargo Bank, N.A.)              $  1,225,000
               1,600,000   California Statewide Communities
                              Development Corp. Rev., (Tri H
                              Foods), VRDN, 3.75%, 3/3/99
                              (LOC: Union Bank of California,
                              N.A.)                                   1,600,000
               5,560,000   California Statewide Communities
                              Development Corp. Rev., Series
                              1998 B, (DIX Metals), VRDN,
                              2.70%, 3/3/99 (LOC:
                              California State Teachers'
                              Retirement System)                      5,560,000
               3,465,000   Contra Costa County COP,
                              (Concord Healthcare  Center),
                              VRDN, 2.35%, 3/3/99 (LOC:
                              NationsBank, N.A.)                      3,465,000
               1,600,000   Fowler Industrial Development
                              Auth. Rev., (Bee Sweet Citrus
                              Inc.), VRDN, 2.85%, 3/4/99
                              (LOC: Bank of America N.T. &
                              S.A.)                                   1,600,000
               1,700,000   Irvine Ranch Water District GO,
                              Series 1988 A, (Improvement
                              District No. 284), VRDN, 3.00%,
                              3/3/99 (LOC: Landesbank
                              Hessen-Thuringen Girozentrale)          1,700,000
               2,500,000   Kern County Superintendent of
                              Schools COP, Series 1996 A,
                              VRDN, 2.75%, 3/4/99 (LOC:
                              Anchor National Life Insurance
                              Company)                                2,500,000
               3,000,000   La Verne Industrial Development
                              Auth. Rev., Series 1998 A,
                              VRDN, 2.65%, 3/4/99 (LOC:
                              Fleet Bank, N.A.) (Acquired
                              12/21/98, Cost $3,000,000)(1)           3,000,000
               2,200,000   Lassen Municipal Utility District
                              Rev., Series 1996 A, VRDN, 3.00%,
                              3/4/99 (FSA) (SBBPA:
                              Credit Local de France)                 2,200,000
               3,340,000   Los Angeles County Industrial
                              Development Auth. Rev., (Caitac
                              & Jae Co., Inc.), VRDN, 3.75%,
                              3/3/99 (LOC: Union Bank of
                              California, N.A.)                       3,340,000
               1,450,000   Los Angeles Industrial
                              Development Auth. Rev.,
                              (Firstclass Foods-Trojan), VRDN,
                              2.75%, 3/3/99 (LOC: California
                              State Teachers' Retirement
                              System)                                 1,450,000
               2,065,000   Los Angeles Industrial
                              Development Auth. Rev., (Kairak
                              Inc.), VRDN, 3.25%, 3/3/99
                              (LOC: Bank of Hawaii)                   2,065,000

                        See Notes to Financial Statements


16      1-800-345-2021


Cal. Municipal Money Market--Sch. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 1999 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $1,260,000   Los Angeles Industrial
                              Development Auth. Rev.,
                              (Keystone Engineering
                              Company), VRDN, 3.25%,
                              3/3/99 (LOC: Bank of Hawaii)         $  1,260,000
               3,500,000   Los Angeles Multifamily Housing
                              Rev., Series 1997 D, (Mission
                              Village Terrace), VRDN, 2.70%,
                              3/4/99 (LOC: FHLB)                      3,500,000
               3,600,000   Oxnard Industrial Development
                              Auth. Rev., (Western Saw
                              Manufacturers), VRDN, 2.75%,
                              3/3/99 (LOC: California State
                              Teachers' Retirement System)            3,600,000
               2,500,000   Oxnard Industrial Development
                              Financing Auth. Rev., (Accurate
                              Engineering), VRDN, 2.75%,
                              3/3/99 (LOC: California State
                              Teachers' Retirement System)            2,500,000
               2,400,000   Pinole Redevelopment Agency,
                              Series 1998 A, (East Bluff
                              Apartments), VRDN, 2.95%,
                              3/4/99 (LOC: Comerica
                              Bank-CA)                                2,400,000
               2,565,000   Pleasant Hill Redevelopment
                              Agency Multifamily Housing
                              Rev., Series 1996 A,
                              (Chateau III), VRDN, 2.85%,
                              3/4/99 (LOC: Commerzbank
                              A.G.)                                   2,565,000
               3,000,000   Rialto Public Financing Auth. Tax
                              Allocation, Series 1998 A,
                              (Agua Mansa & Industrial), VRDN,
                              3.00%, 3/4/99 (LOC:
                              Union Bank of California, N.A.)         3,000,000
               2,205,000   Riverside County Industrial
                              Development Auth. Rev.,
                              (Merrick Engineering Inc.),
                              VRDN, 3.05%, 3/3/99 (LOC:
                              Wells Fargo Bank, N.A.)
                              (Acquired 3/14/97, Cost
                              $2,205,000)(1)                          2,205,000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $9,500,000   Sacramento County Housing
                              Auth. Rev., Issue 1992 A,
                              (Shadowood Apartments),
                              VRDN, 2.80%, 3/3/99 (LOC:
                              General Electric Capital Corp.)      $  9,500,000
               3,400,000   Sacramento County Multifamily
                              Housing Rev., Series 1996 A,
                              VRDN, 2.65%, 3/3/99 (LOC:
                              California State Teachers'
                              Retirement System)                      3,400,000
               2,500,000   Sacramento County Special
                              Facilities Airport Rev., (Cessna
                              Aircraft Co.), VRDN, 2.75%,
                              3/4/99 (LOC: Bank of America
                              N.T. & S.A.)                            2,500,000
               1,600,000   San Bernardino County Industrial
                              Development Auth. Rev., (Master
                              Halco Inc.), VRDN, 2.30%,
                              3/2/99 (LOC: California State
                              Teachers' Retirement System)            1,600,000
               9,840,000   San Bernardino County Single
                              Family Mortgage Rev., Series
                              1998 A, 4.00%, 5/1/99 (GIC:
                              Transamerica Life Insurance and
                              Annuity Company)                        9,840,000
                 900,000   San Diego Industrial Development
                              Rev., Series 1987
                              A, (Kaiser Aerospace and Electricity), VRDN,
                              2.75%, 3/4/99 (LOC:
                              ABN Amro Bank N.V.)                       900,000
               2,800,000   San Francisco City & County
                              Airport Rev., (Community
                              International Airport, SGA 50),
                              VRDN, 2.85%, 3/3/99 (MBIA)
                              (SBBPA: Societe Generale)
                              (Acquired 7/8/97, Cost
                              $2,800,000)(1)                          2,800,000
               3,000,000   San Jose Multifamily Housing
                              Rev., Series 1998 A, (Carlton
                              Plaza), VRDN, 2.80%, 3/4/99
                              (LOC: Commerzbank A.G.)                 3,000,000
                                                                  --------------
TOTAL INVESTMENT SECURITIES--100.0%                                $175,468,540
                                                                  ==============

See Notes to Financial Statements


                                                 www.americancentury.com      17


Cal. Municipal Money Market--Sch. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

FEBRUARY 28, 1999 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHLB = Federal Home Loan Bank

FSA = Financial Security Assurance Inc.

GIC = Guaranteed Investment Contract

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 1999.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement, and unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at February 28, 1999, was $35,605,000, which represented 20.1% of net assets. None of these securities are considered to be illiquid.

(2) Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 1999.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the amortized cost of each investment

                                               See Notes to Financial Statements


18      1-800-345-2021


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

FEBRUARY 28, 1999 (UNAUDITED)
                                                    TAX-FREE        MUNICIPAL
                                                  MONEY MARKET     MONEY MARKET
ASSETS
Investment securities, at value
  (amortized cost and cost
  for federal income tax purposes) .........    $ 449,727,000     $ 175,468,540
Cash .......................................          366,394         1,046,488
Interest receivable ........................        2,888,382           603,504
                                                -------------     -------------
                                                  452,981,776       177,118,532
                                                -------------     -------------

LIABILITIES
Disbursements in excess of
  demand deposit cash ......................          566,225              --
Payable for capital shares redeemed ........          120,137             8,238
Accrued management fees (Note 2) ...........          171,374            66,740
Payable for trustees' fees and expenses ....            1,046               407
Dividends payable ..........................           56,707            23,242
                                                -------------     -------------
                                                      915,489            98,627
                                                -------------     -------------
Net Assets .................................    $ 452,066,287     $ 177,019,905
                                                =============     =============

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) ....................      452,066,287       177,056,747
                                                =============     =============
Net Asset Value Per Share ..................    $        1.00     $        1.00
                                                =============     =============

NET ASSETS CONSIST OF:
Capital paid in ............................    $ 452,066,287     $ 177,056,747
Undistributed net investment income ........          299,123           122,436
Accumulated net realized loss
  on investment transactions ...............         (299,123)         (159,278)
                                                -------------     -------------
                                                $ 452,066,287     $ 177,019,905
                                                =============     =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of fund shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; and net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                 www.americancentury.com      19


Statements of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)

                                                     TAX-FREE         MUNICIPAL
                                                   MONEY MARKET     MONEY MARKET
INVESTMENT INCOME
Income:
Interest .................................         $7,037,083         $2,797,839
                                                   ----------         ----------
Expenses (Note 2):
Management fees ..........................          1,122,231            430,088
Trustees' fees and expenses ..............              7,605              3,554
                                                   ----------         ----------
                                                    1,129,836            433,642
                                                   ----------         ----------
Net investment income ....................         $5,907,247         $2,364,197
                                                   ==========         ==========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF OPERATIONS--This statement breaks down how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments

* management fees and other expenses

                        See Notes to Financial Statements


20      1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED) AND YEAR ENDED AUGUST 31, 1998

                                                  TAX-FREE                         MUNICIPAL
                                                MONEY MARKET                      MONEY MARKET
Increase (Decrease) in Net Assets         1999              1998             1999              1998

OPERATIONS
Net investment income .............   $   5,907,247    $  13,370,351    $   2,364,197    $   5,404,285
Net realized loss on investments ..            --               (580)            --               (669)
                                      -------------    -------------    -------------    -------------
Net increase in net assets
  resulting from operations .......       5,907,247       13,369,771        2,364,197        5,403,616
                                      -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ........      (5,907,244)     (13,369,357)      (2,364,200)      (5,398,614)
                                      -------------    -------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .........     152,776,889      434,812,626       73,054,594      153,582,331
Proceeds from reinvestment
  of distributions ................       5,611,276       12,745,632        2,231,655        5,174,073
Payments for shares redeemed ......    (162,315,441)    (409,349,170)     (70,857,963)    (156,647,128)
                                      -------------    -------------    -------------    -------------
Net increase (decrease) in
  net assets from capital
  share transactions ..............      (3,927,276)      38,209,088        4,428,286        2,109,276
                                      -------------    -------------    -------------    -------------
Net increase (decrease)
  in net assets ...................      (3,927,273)      38,209,502        4,428,283        2,114,278

NET ASSETS
Beginning of period ...............     455,993,560      417,784,058      172,591,622      170,477,344
                                      -------------    -------------    -------------    -------------
End of period .....................   $ 452,066,287    $ 455,993,560    $ 177,019,905    $ 172,591,622
                                      =============    =============    =============    =============
Undistributed net investment
  income ..........................   $     299,123    $     299,086    $     122,436    $     122,436
                                      =============    =============    =============    =============

TRANSACTIONS IN SHARES OF THE FUNDS
Sold ..............................     152,776,889      434,812,626       73,054,594      153,582,331
Issued in reinvestment
  of distributions ................       5,611,276       12,745,632        2,231,655        5,174,073
Redeemed ..........................    (162,315,441)    (409,349,170)     (70,857,963)    (156,647,128)
                                      -------------    -------------    -------------    -------------
Net increase (decrease) ...........      (3,927,276)      38,209,088        4,428,286        2,109,276
                                      =============    =============    =============    =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                 www.americancentury.com      21


Notes to Financial Statements
--------------------------------------------------------------------------------

FEBRUARY 28, 1999 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. California Tax-Free Money Market Fund (Tax-Free Money Market) and California Municipal Money Market Fund (Municipal Money Market) (the funds) are two of the seven funds issued by the trust. Tax-Free Money Market is diversified and Municipal Money Market is non-diversified under the 1940 Act. The funds seek income that is exempt from federal and California income taxes. Tax-Free Money Market and Municipal Money Market seek to obtain as high a level of interest income as is consistent with prudent investment management and conservation of shareholders' capital. The funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

     SECURITY VALUATIONS -- Portfolio securities are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS --Distributions from net investment income are declared and credited daily and distributed monthly. The funds do not expect to realize any long-term capital gains, and accordingly, do not expect to pay any capital gains distributions.

     At August 31, 1998, accumulated net realized capital loss carryovers for Tax-Free Money Market of approximately $289,123 (expiring in 1999 through 2006) and for Municipal Money Market of approximately $159,278 (expiring in 2003 through 2006) may be used to offset future taxable gains.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the trust's distributor. Certain officers of FDI are also officers of the trust.


22      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

FEBRUARY 28, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) that provides each fund with investment advisory and management services in exchange for a single, unified management fee. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1570% to 0.2700% and the rates for the Complex Fee range from 0.2900% to 0.3100%. For the six months ended February 28, 1999, the effective annual management fee for both funds was 0.50%.

     Certain officers and Trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the trust's investment manager, ACIM, and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. SUBSEQUENT EVENTS

   The following name changes became effective March 1, 1999:

              ==================================================================
               NEW NAME                  FORMER NAME
              ==================================================================
   FUND:       California Tax-Free       American Century - Benham California
               Money Market Fund         Tax-Free Money Market Fund

   FUND:       California Municipal      American Century - Benham California
               Money Market Fund         Municipal Money Market Fund


                                                 www.americancentury.com      23


Cal. Tax-Free Money Market--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31 (EXCEPT AS NOTED)

                                     1999(1)               1998            1997            1996            1995            1994
PER-SHARE DATA
Net Asset Value,
Beginning of Period ..........   $      1.00        $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                 -----------        -----------     -----------     -----------     -----------     -----------
Income From Investment
Operations
  Net Investment Income ......          0.01               0.03            0.03            0.03            0.03            0.02
                                 -----------        -----------     -----------     -----------     -----------     -----------
Distributions
  From Net Investment Income .         (0.01)             (0.03)          (0.03)          (0.03)          (0.03)          (0.02)
                                 -----------        -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Period   $      1.00        $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                 ===========        ===========     ===========     ===========     ===========     ===========
  Total Return(2) ............          1.29%              3.12%           3.17%           3.12%           3.31%           2.09%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ........          0.50%(3)           0.50%           0.49%           0.49%           0.52%           0.50%
Ratio of Net Investment Income
to Average Net Assets ........          2.59%(3)           3.07%           3.10%           3.12%           3.28%           2.07%
Net Assets, End of Period
(in thousands) ...............   $   452,066        $   455,994     $   417,784     $   425,846     $   414,099     $   371,074

(1) Six months ended February 28, 1999 (unaudited).

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income

* income paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

                                               See Notes to Financial Statements


24      1-800-345-2021


Cal. Municipal Money Market--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31 (EXCEPT AS NOTED)

                                     1999(1)               1998            1997            1996            1995            1994
PER-SHARE DATA
Net Asset Value,
Beginning of Period .............$      1.00        $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                 -----------        -----------     -----------     -----------     -----------     -----------
Income From Investment
Operations
  Net Investment Income .........       0.01               0.03            0.03            0.03            0.03            0.02
                                 -----------        -----------     -----------     -----------     -----------     -----------
Distributions
  From Net Investment Income ....      (0.01)             (0.03)          (0.03)          (0.03)          (0.03)          (0.02)
                                 -----------        -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Period ..$      1.00        $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                 ===========        ===========     ===========     ===========     ===========     ===========
  Total Return(2) ...............       1.35%              3.20%           3.15%           3.23%           3.35%           2.15%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ...........       0.50%(3)           0.50%           0.52%           0.53%           0.53%           0.51%
Ratio of Net Investment Income
to Average Net Assets ...........       2.71%(3)           3.16%           3.10%           3.20%           3.31%           2.13%
Net Assets, End of Period
(in thousands) ..................$   177,020        $   172,592     $   170,477     $   196,520     $   191,722     $   243,701

(1) Six months ended February 28, 1999 (unaudited).

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income

* income paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

See Notes to Financial Statements


                                                 www.americancentury.com      25


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     CALIFORNIA TAX-FREE MONEY MARKET and CALIFORNIA MUNICIPAL MONEY MARKET seek to provide interest income exempt from both federal and California state income taxes while maintaining a stable share price. The funds invest in high-quality California municipal money market securities with remaining maturities of 13 months or less.

     An investment in these funds is neither insured nor guaranteed by the FDIC or any other government agency. Yields will fluctuate, and although the funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the funds.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper category for the California Tax-Free Money Market and Municipal Money Market is:

     CALIFORNIA   TAX-EXEMPT   MONEY  MARKET   FUNDS   --funds  that  invest  in
high-quality California municipal obligations with dollar-weighted average maturities of less than 90 days.

CREDIT RATING GUIDELINES

     Credit quality (the issuer's financial strength and the likelihood of timely payment of interest and principal) is a key factor in fixed-income investment analysis. Credit ratings issued by independent rating and research companies such as Standard & Poor's help quantify credit quality--the stronger the issuer, the higher the credit rating. In turn, credit quality and ratings greatly influence bond prices and yields--high ratings mean higher prices and less current income (yield) as compensation for risk.

     But credit ratings are subjective. They reflect the opinions of the rating agencies that issue them and are not absolute standards of quality. Furthermore, high credit ratings do not guarantee good investment performance. They do not reflect the price stability of a municipal security when economic or market conditions change.

[left margin]

INVESTMENT TEAM LEADERS

  PORTFOLIO MANAGER
     TODD PARDULA

  CREDIT RESEARCH MANAGER
     STEVEN PERMUT


26      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 24-25.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

* 7-DAY TAX-EQUIVALENT YIELDS show the taxable yields that investors in a combined California and federal income tax bracket would have to earn before taxes to equal the fund's 7-Day Current Yield.

INVESTMENT TERMS

* BASIS POINT--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

STATISTICAL TERMINOLOGY

* NUMBER OF SECURITIES--the number of entities that issued securities held by a fund on a given date.

*  WEIGHTED  AVERAGE   MATURITY   (WAM)--a  measure  of  the  sensitivity  of  a
fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* AMT PAPER--instruments with income subject to the federal alternative minimum tax.

* MUNICIPAL COMMERCIAL PAPER (CP)--high-grade short-term securities backed by a line of credit from a bank.

* MUNICIPAL NOTES--securities with maturities of two years or less.

* PUT BONDS--long-term securities that can be "put back" (i.e., sold at face value) to a specified buyer at a prearranged date.

* VARIABLE-RATE NOTES--securities that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.


                                                 www.americancentury.com      27


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION--Offers taxable and tax-free money market funds for relative stability of principal and liquidity, allowing maximum portfolio diversification.

* INCOME--Offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME--Offers funds that emphasize both growth and income, diversification, varying capitalization sizes, and different investment styles and strategies.

* GROWTH--Offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

* CONSERVATIVE--these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE-- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE-- these funds generally provide high return potential with corresponding high price fluctuation risk.


28      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Equity Income
   Conservative

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

9904                                                    Funds Distributor, Inc.
SH-BKT-15978                      (c)1999 American Century Services Corporation

[front cover]
                                                              FEBRUARY 28, 1999

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

[graphic of stairs]

AMERICAN CENTURY
---------------------------------
CALIFORNIA LIMITED-TERM TAX-FREE
CALIFORNIA INTERMEDIATE-TERM TAX-FREE
CALIFORNIA LONG-TERM TAX-FREE

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]

AMERICAN CENTURY KEEPS WITH TRADITION
--------------------------------------------------------------------------------

FOLLOWING BENHAM'S FOOTSTEPS

On March 1, we made it easier for you to do business with us. We simplified our organizational structure by eliminating the venerable Benham and Twentieth Century names, and putting all our funds under American Century. The name change will not affect your funds' investment management--the proven Benham investment philosophy, experienced portfolio management teams, and legacy of innovation and high-quality performance remain.

CONSISTENT, SOLID PERFORMANCE--We'll continue to adhere to the investment practices that have helped our fixed-income funds perform so well over the years. In 1998, two-thirds of American Century bond funds beat their peer group average, according to Lipper, Inc.

CONSISTENT INVESTMENT PHILOSOPHY--American Century fixed-income funds will continue to offer a "pure play" on their sector of the market, as they did under Benham.

CONTINUITY OF THE MANAGEMENT TEAM--The investment process is not all that remains the same; we've retained our core team of experienced fixed-income portfolio managers.

    * Experience--The more than 35 fixed-income investment professionals at American Century have an average of nine years of investment management experience.

    * Bigger and better--Since American Century was formed, we've doubled the size of the original Benham management team in our Mountain View, California office.

TRADITION OF INNOVATION--Like Benham before it, American Century is a leader in fixed-income fund innovation. For example, we introduced a total of four new fixed-income funds in the last three years, including the first no-load inflation-adjusted bond fund.

We continue to run our fixed-income operation from our offices in Mountain View, California, which is also home to our walk-in Investor Center.

We look forward to continuing to meet your fixed-income investment needs in the Benham tradition.

WHAT'S NEW . . .

     We now classify our funds in easy-to-remember categories based on objective and risk. The four objective categories are: CAPITAL PRESERVATION, INCOME, GROWTH AND INCOME, and GROWTH. The three risk categories are: CONSERVATIVE, MODERATE, and AGGRESSIVE. This new classification system makes it easier for investors to identify which funds are right for them.

     Turn to the inside back cover of this report to see a list of the funds classified by objective and risk. For definitions of the fund categories, see the Glossary.

Past performance is no guarantee of future results.

[left margin]

CALIFORNIA LIMITED-TERM TAX-FREE
(BCSTX)
--------------------------------------

CALIFORNIA INTERMEDIATE-TERM TAX-FREE
(BCITX)
--------------------------------------

CALIFORNIA LONG-TERM TAX-FREE
(BCLTX)
--------------------------------------


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     During the six-month period ended February 28, 1999, the financial markets experienced a dramatic shift in expectations. Six months ago, the economic outlook appeared grim--financial problems in Asia, Russia, and Latin America led to expectations of an impending U.S. economic slowdown. That sent the domestic stock market reeling and pushed U.S. bond yields to record lows.

     But expectations began to change in the fourth quarter of 1998. The Federal Reserve cut interest rates three times in six weeks, bolstering confidence in the economy. That, in turn, brought greater stability to U.S. financial markets and eventually produced a stock market rebound.

     By early 1999, reports of the strongest quarterly economic surge in two years caught investors by surprise. Bond yields rose reflexively amid higher inflation expectations, but productivity gains and competitive pressures kept inflation at its lowest level in a dozen years.

     The resiliency of California's economy was especially surprising. With many Asian economies--including six of the state's ten biggest export markets--at a standstill, there were concerns that the economic stagnation would spread to California. However, the state's economy hardly missed a beat and is now as healthy as it has been in a decade.

     This economic environment has been positive for California municipal bonds. All seven of American Century's California municipal funds, ranging from money market funds to long-term and high-yield bond funds, produced above-average returns during the past six months, as well as over longer time periods (according to Lipper Inc.). We've been investing in the California municipal market for more than 15 years, and the consistent performance of our California funds reflects that experience.

     At American Century, we've recently made some changes that we hope will make it easier for you to identify and select the funds that best meet your investment needs. We reorganized our family of 71 funds based on investment goals and risk level (see the front and back inside covers of this report for more details).

     In addition, California municipal fund shareholders were the first to receive our new simplified prospectus. This document provides the fund information you need in clear and straightforward language, and it includes helpful tips and definitions of investment terms.

     We want your experience with American Century to be rewarding, and we appreciate your continued confidence in us.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer

[right margin]

                 Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
CALIFORNIA LIMITED-TERM TAX-FREE
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Schedule of Investments ................................................    8
CALIFORNIA INTERMEDIATE-TERM TAX-FREE
   Performance Information ................................................   12
   Management Q&A .........................................................   13
   Portfolio at a Glance ..................................................   13
   Schedule of Investments ................................................   16
CALIFORNIA LONG-TERM TAX-FREE
   Performance Information ................................................   22
   Management Q&A .........................................................   23
   Portfolio at a Glance ..................................................   23
   Schedule of Investments ................................................   26
FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities .........................................................   30
   Statements of Operations ...............................................   31
   Statements of Changes
      in Net Assets .......................................................   32
   Notes to Financial
      Statements ..........................................................   33
   Financial Highlights ...................................................   36
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies .....................................................   39
      Comparative Indices .................................................   39
      Lipper Rankings .....................................................   39
      Investment Team
         Leaders ..........................................................   39
      Credit Rating
         Guidelines .......................................................   39
   Glossary ...............................................................   40


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Municipal bonds posted modestly positive returns during the six months ended February 28, 1999.

* Short- and intermediate-term municipal bonds produced modest price gains as their yields fell slightly. They outperformed long-term municipals, whose yields rose a little.

* Bond yields fell and prices rose in the fourth quarter of 1998 as the Federal Reserve cut short-term interest rates three times, but yields rose in early 1999 as the U.S. economy surged.

* Municipal bonds outperformed Treasury securities thanks to improving supply and demand conditions. However, municipal yields are still attractive relative to Treasury yields.

CALIFORNIA LIMITED-TERM TAX-FREE

* The fund outperformed the average California short-intermediate fund while offering a significantly higher yield.

* A longer-than-average duration and the addition of several higher-yielding, out-of-favor bonds helped boost fund performance.

* The credit quality of the portfolio improved as we reduced the fund's exposure to lower-rated bonds.

* The healthy economic environment in California is favorable for the state's municipal bonds, so we expect to maintain our longer duration and current positioning.

CALIFORNIA INTERMEDIATE-TERM  TAX-FREE

* The fund outperformed the average California intermediate fund while offering an attractive yield.

* We lengthened the fund's duration by buying long-term Puerto Rico municipal bonds, which provide tax-exempt income in all states.

* We added yield to the portfolio by taking advantage of differences among short-term municipal bonds.

* The portfolio's credit quality remained high, reflecting our belief that higher-quality bonds will outperform lower-rated bonds going forward.

* We're optimistic about the outlook for longer-term municipal bonds, so we plan to maintain the fund's longer duration in the coming months.

CALIFORNIA LONG-TERM TAX-FREE

* The fund outperformed the average California municipal debt fund while offering a higher yield.

* Because of our expectations for lower interest rates, the portfolio had a longer-than-average duration and focused on discount bonds (bonds with lower-than-prevailing interest rates).

* We invested mainly in high-quality bonds because we were getting very little extra yield for lower- quality bonds.

* Market conditions remain favorable for municipal bonds, so we plan to maintain the fund's current positioning going forward.

[left margin]

           CALIFORNIA LIMITED-TERM
              TAX-FREE (BCSTX)
TOTAL RETURNS:               AS OF 2/28/99
    6 Months                        2.27%*
    1 Year                           4.86%
NET ASSETS:                 $151.0 million
30-DAY SEC YIELD:                    3.03%
INCEPTION DATE:                     6/1/92

        CALIFORNIA INTERMEDIATE-TERM
              TAX-FREE  (BCITX)
TOTAL RETURNS:               AS OF 2/28/99
    6 Months                        2.51%*
    1 Year                           5.46%
NET ASSETS:                 $490.1 million
30-DAY SEC YIELD:                    3.46%
INCEPTION DATE:                    11/9/83

             CALIFORNIA LONG-TERM
              TAX-FREE  (BCLTX)
TOTAL RETURNS:               AS OF 2/28/99
    6 Months                        2.20%*
    1 Year                           6.17%
NET ASSETS:                 $348.1 million
30-DAY SEC YIELD:                    4.17%
INCEPTION DATE:                    11/9/83

* Not annualized.

See Total Returns on pages 4, 12, and 22. Investment terms are defined in the Glossary on pages 40-41.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
/photo of Randall W. Merk/
Randall W. Merk, chief investment officer of fixed income

MUNICIPAL BOND PERFORMANCE

     Amid several powerful shifts in market sentiment, municipal securities posted modestly positive returns during the six months ended February 28, 1999. Their performance was primarily dictated by changing interest rates. Rates fell in September and October but crept higher during much of the remainder of the period.

     Short- and intermediate-term municipal bonds outperformed long-term municipals during the period (see the accompanying table). Short- and intermediate-term yields fell slightly overall, producing modest price gains in these sectors of the market. In contrast, long-term municipal yields actually rose a little.

STRONGER-THAN-EXPECTED  ECONOMIC CONDITIONS

     Despite initial fears to the contrary, the U.S. economy continued to grow at a healthy pace during the past six months. At the start of the period, bond investors were optimistic because they felt that the Federal Reserve (the Fed) would need to lower interest rates to stimulate U.S. economic growth and combat a slowing global economy. Those expectations, and the three Fed interest rate cuts that followed, supported a bond market rally that lasted through mid-October.

     By November, however, the factors that had driven the bond rally began to unwind. The Fed's actions helped restore confidence in the U.S. stock market, and investors began to gravitate away from bonds. In early 1999, bond investors worried that the U.S. economy's impressive growth--which climbed to a 6% annual rate during the final three months of 1998--could ignite inflation and prompt the Fed to reverse course.

MUNICIPALS GAIN GROUND

     In 1998, municipal bonds underperformed Treasury bonds, primarily because of supply and demand factors. In the municipal market, demand was sporadic, while supply increased as many issuers took advantage of the low interest rate environment. In contrast, Treasurys benefited from strong demand amid a global flight to safety, and supply shrank as the federal budget surplus reduced the government's borrowing needs. By October, municipal and Treasury yields were as tight as they had been in a decade (see the chart at right).

     In the first two months of this year, however, the tide turned in favor of municipal bonds, thanks to diminished supply and firmer demand. Meanwhile, flight-to-quality demand in the Treasury market began to dry up. As the chart illustrates, Treasury and municipal yields widened out quite a bit at the end of the period.

     Even after outperforming Treasurys in recent months, municipal bonds still offer attractive yields on a tax-equivalent basis. As of February 28, an investor in the highest federal tax bracket (39.6%) could earn a tax-adjusted yield of nearly 7% on a AAA-rated 10-year municipal bond, well above the 5.24% yield on a 10-year U.S. Treasury bond.

[right margin]

"EVEN AFTER OUTPERFORMING TREASURYS IN RECENT MONTHS, MUNICIPAL BONDS STILL OFFER ATTRACTIVE YIELDS ON A TAX-EQUIVALENT BASIS."

MUNICIPAL BOND INDEX RETURNS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 1999
   LEHMAN THREE-YEAR
      MUNICIPAL INDEX              2.53%
   LEHMAN FIVE-YEAR GENERAL
      OBLIGATION INDEX             2.72%
   LEHMAN LONG-TERM
      MUNICIPAL INDEX              2.24%

Source: Lipper Inc., Frank Russell Co.

[line graph - data below]

10-YEAR TREASURY YIELDS VS.
10-YEAR AAA MUNICIPAL YIELDS
                    10-Year            10-Year
                 AAA Municipal         Treasury
8/31/98              4.27%              4.96%
9/15/98              4.23%              4.84%
9/30/98              4.14%              4.37%
10/15/98             4.02%              4.32%
10/31/98             4.10%              4.54%
11/15/98             4.22%              4.80%
11/30/98             4.16%              4.71%
12/15/98             4.10%              4.62%
12/31/98             4.14%              4.63%
1/15/99              4.15%              4.68%
1/31/99              4.05%              4.63%
2/15/99              4.08%              5.05%
2/28/99              4.15%              5.24%

Source: Bloomberg Financial Markets


                                                  www.americancentury.com      3


California Limited-Term Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF FEBRUARY 28, 1999

                 CALIFORNIA LIMITED-   LEHMAN 3-YEAR    CALIF. SHORT-INTERM. MUNICIPAL DEBT FUNDS(2)
                   TERM TAX-FREE      MUNICIPAL INDEX      AVERAGE RETURN        FUND'S RANKING
6 MONTHS(1)            2.27%               2.53%              2.16%                   --
1 YEAR                 4.86%               5.24%              4.41%               5 OUT OF 13
=================================================================================================
AVERAGE ANNUAL RETURNS
=================================================================================================
3 YEARS                4.72%               5.08%              4.31%               4 OUT OF 10
5 YEARS                4.59%               5.12%              4.58%               4 OUT OF 6
LIFE OF FUND(3)        4.83%               5.36%              5.04%(4)            2 OUT OF 2(4)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) The fund's inception date was 6/1/92.

(4) Since 6/30/92, the date nearest the fund's inception for which data are available.

See pages 39-40 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND Value on 2/28/99 Lehman 3-Year Municipal Index $14,163 California Limited-Term Tax-Free $13,747

                   California
                  Limited-Term         Lehman 3-Year
                    Tax-Free          Municipal Index
DATE                  VALUE                VALUE
6/1/92               $10,000              $10,000
6/30/92              $10,074              $10,122
9/30/92              $10,277              $10,357
12/31/92             $10,413              $10,451
3/31/93              $10,616              $10,662
6/30/93              $10,754              $10,822
9/30/93              $10,913              $10,976
12/31/93             $11,029              $11,100
3/31/94              $10,880              $10,951
6/30/94              $10,941              $11,070
9/30/94              $11,036              $11,175
12/31/94             $10,961              $11,176
3/31/95              $11,289              $11,489
6/30/95              $11,517              $11,732
9/30/95              $11,682              $11,982
12/31/95             $11,872              $12,167
3/31/96              $11,902              $12,235
6/30/96              $11,993              $12,334
9/30/96              $12,161              $12,497
12/31/96             $12,339              $12,708
3/31/97              $12,383              $12,759
6/30/97              $12,626              $12,995
9/30/97              $12,842              $13,217
12/31/97             $12,997              $13,405
3/31/98              $13,127              $13,543
6/30/98              $13,247              $13,696
9/30/98              $13,573              $13,967
12/31/98             $13,636              $14,035
2/28/99              $13,747              $14,163

$10,000 investment made 6/1/92

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Lehman 3-Year Municipal Bond Index is provided for comparison in each graph. California Limited-Term Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED FEBRUARY 28)
                  California
                 Limited-Term       Lehman 3-Year
                    Tax-Free       Municipal Index
DATE                 RETURN             RETURN
2/28/93*             6.73%              6.94%
2/28/94              2.93%              3.67%
2/28/95              2.00%              2.72%
2/29/96              6.82%              7.71%
2/28/97              3.90%              4.56%
2/28/98              5.40%              5.42%
2/28/99              4.86%              5.24%

* From 6/1/92 (the fund's inception date) to 2/28/93.


4      1-800-345-2021


California Limited-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
/photo of Joel Silva/

     An interview with Joel Silva, a portfolio manager on the California Tax-Free and Municipal funds investment team.

HOW DID CALIFORNIA LIMITED-TERM TAX-FREE PERFORM DURING THE SIX MONTHS ENDED FEBRUARY 28, 1999?

     The fund continued to outperform its peers. For the six-month period, California Limited-Term Tax-Free returned 2.27%, compared with the 2.16% average return of the 13 "California Short-Intermediate Municipal Debt Funds" tracked by Lipper Inc.

     The  fund's   longer-term   returns  also  consistently  beat  the  average
California short-intermediate municipal fund. (See the previous page for other fund performance comparisons.)

WHAT WAS BEHIND THE FUND'S  OUTPERFORMANCE?

     One reason is that we were better positioned to benefit from falling interest rates than our peers were. We extended California Limited-Term Tax-Free's duration from 3.0 years to 3.3 years during the six-month period. (Duration measures the portfolio's sensitivity to changes in interest rates. The longer the fund's duration, the greater the share price fluctuates when interest rates change.) As short-term municipal bond yields fell, our longer duration helped the fund generate more gains on its bonds.

     Another important factor was our focus on adding yield, which resulted in a fund yield that was well above average. As of February 28, California Limited-Term Tax-Free's 30-day SEC yield was 3.03%, compared with the 2.77% yield of the average California short-intermediate municipal fund (according to Lipper).

WHY IS YIELD IMPORTANT?

     For one thing, we try to provide shareholders with as much tax-free income as we can, within our investment constraints. But yield is also important because, in shorter-term funds like this, interest income makes up a significant portion of the total return. So, we're always looking to maximize our yield whenever possible.

WHAT DID YOU DO TO BOOST THE  FUND'S YIELD?

     We purchased some put bonds, which are longer-term municipal securities that can be "put back"--that is, sold at face value to a specific dealer at a prearranged date. These bonds gave us an extra 10-40 basis points (0.10% to 0.40%--a basis point equals 0.01%) in yield, even though they were high-quality bonds. The only drawback is that they are a little less liquid (harder to sell), but that's not really a problem for us because we have plenty of liquid bonds in the portfolio.

     We also took advantage of types of bonds that were out of favor with the retail sector of the market.

WHO MAKES UP THE RETAIL SECTOR?

     It's basically individual investors, as opposed to mutual funds or other institutions. Individuals make up a big part of the municipal market, and they tend to invest in bonds with specific characteristics--shorter-term bonds

[right margin]

"YIELD IS IMPORTANT BECAUSE, IN SHORTER-TERM FUNDS LIKE THIS, INTEREST INCOME MAKES UP A SIGNIFICANT PORTION OF THE TOTAL RETURN."

YIELDS AS OF FEBRUARY 28, 1999

  30-DAY SEC YIELD                 3.03%

  30-DAY TAX-EQUIVALENT YIELDS
    34.70% TAX BRACKET             4.64%
    37.42% TAX BRACKET             4.84%
    41.95% TAX BRACKET             5.22%
    45.22% TAX BRACKET             5.53%

PORTFOLIO AT A GLANCE
                            2/28/99            8/31/98
NUMBER OF SECURITIES          90                86
WEIGHTED AVERAGE
  MATURITY                  4.0 YRS           3.6 YRS
AVERAGE DURATION            3.3 YRS           3.0 YRS
EXPENSE RATIO               0.51%*             0.52%

* Annualized.

Investment terms are defined in the Glossary on page 40.


                                                  www.americancentury.com      5


California Limited-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

that are non-callable (meaning they can't be paid off early) and that they can buy at par (a price equal to the face value).

     Retail investors typically buy newly issued bonds, but new issuance in California has been very limited so far in 1999. Instead, individuals have been buying existing bonds, and that demand has brought down the yields of non-callable par bonds.

     As a result, we sold some of our par bonds at a profit and replaced them with bonds that individual investors were avoiding, like callable bonds and non-par bonds. And the best part about these trades is that we were able to pick up a little yield while improving the fund's overall credit quality.

DOES THAT EXPLAIN WHY THE FUND OWNS MORE AAA-RATED BONDS THAN IT DID SIX MONTHS AGO (SEE THE TABLE AT LEFT)?

     That's part of it. Most of the bonds we bought for yield were rated AA or better.

     But we also made a conscious choice to trade up in credit quality. By November, credit spreads--the differences in yield between municipal bonds with different credit ratings--had narrowed considerably, largely because of increased credit upgrades and wider use of bond insurance.

     We felt that credit spreads had gotten about as narrow as they would get, so we reduced our exposure to lower-rated bonds. Right now, more than two-thirds of the portfolio is rated AA or AAA. If credit spreads widen back out to more normal levels, our higher-rated bonds would likely outperform lower-quality ones.

HAVE YOU SEEN ANY EVIDENCE OF WIDENING CREDIT SPREADS?

     Yes. One prominent municipal bond insurer recently indicated that it will be more selective about the bonds it insures going forward. This is a change from the past couple of years, when it seemed like insurers were willing to insure almost any municipal bond.

     As a result, we could see more bonds coming to market with lower-quality ratings. And a greater supply of lower-rated bonds means wider credit spreads.

     But it's too early to tell whether this is an isolated case or the beginning of a trend among bond insurers. The California economy remains very healthy, and that's generally positive for credit quality.

WHAT EFFECT DOES THE STRONG STATE ECONOMY HAVE ON CALIFORNIA MUNICIPAL BOND YIELDS?

     In general, a strong economy tends to bring municipal yields down. It's partly because of improving credit quality--increased economic growth leads to higher tax revenues, which strengthen the ability of municipalities to pay off their debt. Credit quality goes up, and yields come down correspondingly.

     In California, one side effect of the robust economy has been less new issuance of municipal bonds. Budget surpluses at most municipalities reduced their need to borrow, so they've issued less debt. As I mentioned before, the lack of new supply had a significant impact on the California municipal market during the past six months and helped bring short-term yields down.

[left margin]

"WE FELT THAT CREDIT SPREADS HAD GOTTEN ABOUT AS NARROW AS THEY WOULD GET, SO WE REDUCED OUR EXPOSURE TO LOWER-RATED BONDS. RIGHT NOW, MORE THAN TWO-THIRDS OF THE PORTFOLIO IS RATED AA OR AAA."

PORTFOLIO COMPOSITION BY
CREDIT RATING
              % OF FUND INVESTMENTS
             AS OF             AS OF
            2/28/99           8/31/98
AAA           53%               43%
AA            15%               14%
A             27%               36%
BBB            5%                7%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 39 for more information.


6      1-800-345-2021


California Limited-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

DO YOU EXPECT LOWER MUNICIPAL YIELDS GOING FORWARD?

     We think California municipal yields are in a "trading range," meaning that we expect yields to fluctuate within a fairly narrow range for the foreseeable future. Right now, yields are near the top of the range, so we may see yields decline in the coming months.

     We also expect to see the economy slow down a bit in 1999. In the last couple of years, there's been a pattern in the U.S. economy--unsustainably strong growth in the fourth quarter, and then slower growth as the consumer takes a breather in the first part of the following year. We anticipate the same modest slowing pattern in the first half of this year, which would be favorable for bonds in general.

     It's worth noting that short-term municipal yields are still attractive compared with short-term Treasury yields, so municipal bonds could also get a boost from increased investor demand.

WHAT ARE YOUR  PLANS  FOR  CALIFORNIA  LIMITED-TERM  TAX-FREE  OVER THE NEXT SIX
MONTHS?

     For now, we'll maintain the fund's longer-than-average duration, which will enhance returns if short-term municipal yields fall. In addition, we intend to stick with higher-quality bonds until we see wider credit spreads.

     We're also positioning the fund to take advantage of a narrowing trend among short-term municipal yields. During the past six months, the difference between the yields of one- and five-year municipal bonds widened out from about 45 basis points to 75 basis points (0.45% to 0.75%). That's about as wide as we think that gap will get, so we're in the process of repositioning the portfolio to benefit if that gap shrinks.

[right margin]

"SHORT-TERM MUNICIPAL YIELDS ARE STILL ATTRACTIVE COMPARED WITH SHORT-TERM TREASURY YIELDS, SO MUNICIPAL BONDS COULD ALSO GET A BOOST FROM INCREASED INVESTOR DEMAND."

TOP FIVE SECTORS (AS OF 2/28/99)
                            % OF FUND INVESTMENTS
COPS/LEASES                           34%
HOSPITAL REVENUE                      13%
GO                                    10%
ELECTRIC REVENUE                       9%
SALES TAX REVENUE                      7%

TOP FIVE SECTORS (AS OF 8/31/98)
                            % OF FUND INVESTMENTS
COPS/LEASES                           27%
HOSPITAL REVENUE                      12%
ELECTRIC REVENUE                      11%
HOUSING REVENUE                        9%
GO                                     9%

Security types are defined on pages 40-41.


                                                  www.americancentury.com      7


Cal. Limited-Term Tax-Free--Sch. of Investments
--------------------------------------------------------------------------------

FEBRUARY 28, 1999 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES--99.5%
CALIFORNIA--98.1%
               $1,235,000  Association of Bay Area
                              Governments Finance Auth.
                              COP, (Episcopal Homes
                              Foundation), 4.50%, 7/1/03            $  1,264,060
                2,450,000  Association of Bay Area
                              Governments Finance Auth.
                              Rev. COP, (Episcopal Homes
                              Foundation), 4.80%, 7/1/06               2,536,485
                1,245,000  Association of Bay Area
                              Governments Finance Auth.
                              COP, (Rhoda Haas Goldman
                              Plaza), 5.00%, 5/15/07
                              (California Mortgage Insurance)          1,309,566
                  565,000  California Educational Facilities
                              Auth. Rev., (Los Angeles
                              College Chiropractic), 4.45%,
                              11/1/99                                    569,819
                  590,000  California Educational Facilities
                              Auth. Rev., (Los Angeles
                              College Chiropractic), 4.60%,
                              11/1/00                                    598,797
                1,145,000  California Educational Facilities
                              Auth. Rev., (Pepperdine
                              University), 5.125%, 1/15/02
                              (AMBAC)                                  1,195,769
                1,080,000  California Educational Facilities
                              Auth. Rev., Series 1995 A,
                              (Pooled College & University
                              Project), 4.95%, 12/1/02                 1,129,486
                  395,000  California Educational Facilities
                              Auth. Rev., Series 1997 B,
                              (Pooled College & University
                              Projects), 5.45%, 4/1/02                   414,154
                  420,000  California Educational Facilities
                              Auth. Rev., Series 1997 B,
                              (Pooled College & University
                              Projects), 5.55%, 4/1/03                   446,401
                  440,000  California Educational Facilities
                              Auth. Rev., Series 1997 B,
                              (Pooled College & University
                              Projects), 5.65%, 4/1/04                   473,686
                  465,000  California Educational Facilities
                              Auth. Rev., Series 1997 B,
                              (Pooled College & University
                              Projects), 5.75%, 4/1/05                   506,655
                1,140,000  California Educational Facilities
                              Auth. Rev., Series 1995 A,
                              (University Project), 4.55%,
                              12/1/99                                  1,153,418
                1,710,000  California Educational Facilities
                              Auth. Rev., Series 1997 A,
                              (University of Southern
                              California), 5.60%, 10/1/01              1,807,282

Principal Amount                                                        Value
--------------------------------------------------------------------------------

               $1,910,000  California Educational Facilities
                              Auth. Rev., Series 1997 A,
                              (University of Southern
                              California), 5.60%, 10/1/03           $  2,072,560
                1,445,000  California Health Facilities
                              Financing Auth. Rev., (Little Co.
                              Mary Health Service), 4.25%,
                              10/1/03 (AMBAC)                          1,476,125
                1,000,000  California Health Facilities
                              Financing Auth. Rev., (Sisters
                              Providence), 5.25%, 10/1/01              1,044,700
                1,180,000  California Health Facilities
                              Financing Auth. Rev., (Valley
                              Presbyterian Hospital), 5.25%,
                              5/1/02 (MBIA)                            1,239,590
                1,750,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1993 A, (St. Francis Memorial
                              Hospital), 5.50%, 11/1/01(1)             1,848,595
                1,000,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1998 A, (Casa De Las
                              Campanas), 5.00%, 8/1/04
                              (California Mortgage Insurance)          1,053,590
                1,245,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1998 A, (Kaiser Permanente),
                              5.00%, 6/1/06 (FSA)                      1,316,700
                1,600,000  California Public Works Board
                              Lease Rev., Series 1995 A,
                              (Department of Justice
                              Building), 5.50%, 5/1/00                 1,644,576
                3,000,000  California Public Works Board
                              Lease Rev., Series 1997 A,
                              (California Community Colleges),
                              5.00%, 4/1/02                            3,125,970
                1,065,000  California Public Works Board
                              Lease Rev., Series 1997 A,
                              (California Science Center),
                              4.50%, 10/1/04                           1,104,139
                1,025,000  California Special Districts
                              Association Finance Corp. COP,
                              Series 1998 GG, (Special
                              Districts Financing), 4.25%,
                              9/1/02 (FSA)                             1,053,454
                1,000,000  California State GO, 5.00%,
                              10/1/06                                  1,067,960
                2,325,000  California State GO, 6.10%,
                              2/1/02 (AMBAC)                           2,493,586
                1,500,000  California State GO, 6.25%,
                              9/1/04                                   1,687,215
                1,600,000  California State GO, 6.70%,
                              10/1/01                                  1,731,744
                1,965,000  California Statewide Communities
                              Development Auth. COP, (St.
                              Joseph Health System
                              Obligation Group), 5.00%,
                              7/1/06                                   2,065,294

                                               See Notes to Financial Statements


8      1-800-345-2021


Cal. Limited-Term Tax-Free--Sch. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 1999 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

               $1,000,000  California Statewide Community
                              Development Auth. Rev., Series
                              1998 A, (Sherman Oaks),
                              5.00%, 8/1/05 (AMBAC and
                              California Mortgage Insurance)        $  1,062,300
                4,825,000  Central Valley Financing Auth.
                              Cogeneration Project Rev.,
                              (Carson Ice General), 4.50%,
                              7/1/01 (MBIA)                            4,951,801
                3,000,000  Central Valley Schools Financing
                              Auth. Tax and Rev. Anticipation
                              Notes, 3.50%, 1/27/00                    3,015,630
                3,175,000  City of Whittier Health Rev.,
                              (Presbyterian Intercommunity
                              Hospital), 5.50%, 6/1/02
                              (MBIA)                                   3,363,532
                1,100,000  Clovis Unified School District
                              COP, (Stadium & Relocatables
                              Financing), 4.375%, 7/1/04               1,128,424
                1,270,000  Contra Costa County Public Lease
                              Financing Rev., Series 1999 A,
                              4.00%, 6/1/03 (MBIA)                     1,290,104
                1,000,000  Encinitas Unified School District
                              COP, 5.00%, 9/1/01                       1,035,350
                1,775,000  Irvine Unified School District
                              Special Tax, (Community
                              Facilities District No. 86-1),
                              5.25%, 11/1/01 (AMBAC)                   1,863,253
                1,400,000  Irvine Unified School District
                              Special Tax, (Community
                              Facilities District No. 86-1),
                              5.25%, 11/1/05 (AMBAC)                   1,519,126
                2,955,000  Los Angeles Building Auth. Lease
                              Rev., Series 1995 A, 5.30%,
                              5/1/01                                   3,072,018
                1,000,000  Los Angeles Building Auth. Lease
                              Rev., Series 1995 A, 4.90%,
                              5/1/03                                   1,044,650
                1,600,000  Los Angeles Building Auth. Lease
                              Rev., Series 1995 A, 5.60%,
                              5/1/04                                   1,731,440
                1,230,000  Los Angeles Community
                              Redevelopment Agency
                              Financing Auth. Rev., Series
                              1998 E, (Pooled Financing-
                              Monterey), 4.50%, 9/1/02
                              (FSA)                                    1,268,487
                2,100,000  Los Angeles Community
                              Redevelopment Agency Tax
                              Allocation, Series 1997 I,
                              (Central Business District),
                              5.00%, 11/15/01                          2,165,499
                1,800,000  Los Angeles Convention and
                              Exhibition Center COP, 6.60%,
                              8/15/99 (AMBAC)                          1,831,374
                5,000,000  Los Angeles COP, (Equipment &
                              Real Estate Acquisition Program
                              AC), 4.25%, 10/1/01                      5,097,150

Principal Amount                                                        Value
--------------------------------------------------------------------------------

               $1,000,000  Los Angeles COP, (Equipment &
                              Real Estate Acquisition Program
                              AC), 4.50%, 10/1/04                   $  1,033,180
                2,500,000  Los Angeles COP, (Equipment and
                              Real Property Acquisition
                              Program AE), 4.00%, 12/1/03
                              (AMBAC)                                  2,529,650
                1,750,000  Los Angeles County Capital Asset
                              Leasing Corp. Rev., Series
                              1998 B, 4.00%, 12/1/00                   1,762,023
                1,265,000  Los Angeles County Capital Asset
                              Leasing Corp. Rev., 5.625%,
                              12/1/03 (AMBAC)                          1,368,376
                1,000,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1995 A,
                              (Proposition C), 5.90%, 7/1/02
                              (AMBAC)                                  1,076,210
                1,000,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1995 A,
                              (Proposition C), 5.90%, 7/1/05
                              (AMBAC)                                  1,117,450
                2,645,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1997 A, (Proposition
                              A), 5.50%, 7/1/02
                              (MBIA)                                   2,813,592
                2,360,000  Los Angeles County Public Works
                              Financing Auth. Lease Rev.,
                              Series 1996 A, 6.00%, 9/1/04
                              (MBIA)                                   2,625,382
                1,500,000  Los Angeles County Public Works
                              Financing Auth. Lease Rev.,
                              Series 1997 A, (Master
                              Reference), 4.50%, 3/1/05
                              (FSA)                                    1,553,925
                5,000,000  Los Angeles County Public Works
                              Financing Auth. Rev., Series
                              1997 A, (Regional Park &
                              Open Space District), 5.00%,
                              10/1/01                                  5,206,600
                1,950,000  Los Angeles County Public Works
                              Financing Auth. Rev., Series
                              1997 A, (Regional Park and
                              Open Space District), 6.00%,
                              10/1/02                                  2,113,020
                1,015,000  Los Angeles County Schools
                              Regionalized Business Services
                              COP, Series 1997 C, 4.35%,
                              10/1/04 (FSA)                            1,041,075
                3,000,000  Los Angeles GO, Series 1994 A,
                              5.40%, 9/1/03 (MBIA)                     3,226,350
                3,100,000  Los Angeles Unified School
                              District GO, Series 1997 A,
                              5.00%, 7/1/04 (FGIC)                     3,291,425
                1,000,000  Los Angeles Wastewater System
                              Rev., 6.70%, 2/1/00                      1,031,740

See Notes to Financial Statements


                                                  www.americancentury.com      9


Cal. Limited-Term Tax-Free--Sch. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 1999 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

               $1,250,000  Los Angeles Wastewater System
                              Rev., Series 1990 A, 6.80%,
                              2/1/01                                $  1,311,250
                1,000,000  Los Angeles Wastewater System
                              Rev., Series 1996 A, 6.00%,
                              2/1/03 (FGIC)                            1,087,780
                1,000,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., 6.375%, 7/1/02                     1,083,100
                2,000,000  Modesto, Stockton, Redding
                              Public Power Agency San Juan
                              Project Rev., Series 1997 G,
                              5.50%, 7/1/01 (MBIA)                     2,098,740
                4,000,000  Northern California Power Agency
                              Public Power Rev., Series
                              1998 A, (Geothermal Project
                              No. 3), 4.75%, 7/1/03
                              (AMBAC)                                  4,182,600
                1,365,000  Ontario Redevelopment Financing
                              Auth. Rev., (Center City
                              Cimarron), 5.70%, 8/1/01
                              (MBIA)                                   1,440,061
                1,500,000  Orange County Transportation
                              Sales Tax Rev., 5.50%, 2/15/01
                              (AMBAC)                                  1,562,265
                1,160,000  Oroville Hospital Rev., Series
                              1997 A, (Oroville Hospital),
                              4.75%, 12/1/04 (California
                              Mortgage Insurance)                      1,213,743
                1,000,000  Riverside County Asset Leasing
                              Corporation Leasehold Rev.,
                              Series 1993 A, (Riverside
                              County Hospital), 5.90%,
                              6/1/02                                   1,066,960
                1,185,000  Riverside County Transportation
                              Commission Sales Tax Rev.,
                              Series 1993 A, 5.30%, 6/1/02
                              (AMBAC)                                  1,251,490
                2,000,000  Riverside Unified School District
                              COP, (School Facility Boarding
                              Refunding Program),  3.85%,
                              9/1/01 (FSA) (SBBPA: First
                              Union National Bank)                     2,016,560
                1,000,000  Sacramento County Multifamily
                              Housing Rev., Issue 1985 B,
                              (Parcwood Apartments), 4.80%,
                              9/1/02 (Guarantee:
                              Connecticut General Life
                              Insurance)                               1,020,720
                1,000,000  Sacramento Redevelopment
                              Agency Tax Allocation, Series
                              1998 A, (Merged Downtown
                              Redevelopment), 4.40%,
                              11/1/07 (FSA)                            1,025,280
                1,360,000  Sacramento Schools Insurance
                              Auth. Rev., Series 1993 C,
                              (Workers Compensation
                              Program), 5.75%, 6/1/03(1)               1,422,886

Principal Amount                                                        Value
--------------------------------------------------------------------------------

               $2,450,000  San Bernardino County COP,
                              (Medical Center Financing),
                              5.25%, 8/1/05 (MBIA)                  $  2,647,299
                2,000,000  San Bernardino County COP,
                              Series 1995 A, (Medical Center
                              Financing), 5.20%, 8/1/04
                              (MBIA)                                   2,134,660
                1,600,000  San Bernardino County
                              Transportation Auth. Sales Tax
                              Rev., Series 1993 A, 5.10%,
                              3/1/05 (MBIA)                            1,695,328
                2,000,000  San Diego Unified School District
                              COP, Series 1997 A, (Capital),
                              5.00%, 7/1/00                            2,048,740
                1,000,000  San Francisco City and County
                              Airport Commission International
                              Airport Rev., Issue 4, 5.625%,
                              5/1/05 (MBIA)                            1,087,160
                2,930,000  San Francisco Port Commission
                              Rev., 5.25%, 7/1/99                      2,953,294
                1,000,000  San Jacinto Unified School
                              District COP, (School Facilities
                              Bridge Funding),  3.875%,
                              10/1/02 (FSA) (SBBPA: First
                              Union National Bank)                     1,000,310
                1,085,000  Santa Barbara County COP,
                              4.90%, 3/1/01                            1,116,584
                  800,000  South San Francisco Capital
                              Improvements Financing Auth.
                              Rev., Series 1999 A, 4.10%,
                              9/1/05 (ACA)                               797,736
                1,000,000  Southern California Public Power
                              Auth. Electric Rev., 6.75%,
                              7/1/99                                   1,012,970
                1,000,000  Southern California Public Power
                              Auth. Power Project Rev., Series
                              1997 A, (Palo Verde), 5.00%,
                              7/1/04 (FSA)                             1,061,750
                1,075,000  Stockton Health Facilities Auth.
                              Rev., Series 1997 A, (Dameron
                              Hopital Association), 4.80%,
                              12/1/02                                  1,099,875
                1,040,000  Victor Valley Joint Union High
                              School District GO, 5.60%,
                              9/1/04 (MBIA)                            1,138,550
                                                                   -------------
                                                                     148,239,203
                                                                   -------------
PUERTO RICO--0.7%
                1,000,000  Puerto Rico Commonwealth
                              Highway and Transportation
                              Auth. Rev., Series 1996 Y,
                              6.00%, 7/1/03 (MBIA)                     1,093,830
                                                                   -------------
VIRGIN ISLANDS--0.7%
                1,000,000  Virgin Islands Water and Power
                              Auth. Electric System Rev.,
                              5.00%, 7/1/02                            1,034,630
                                                                   -------------
TOTAL MUNICIPAL SECURITIES                                           150,367,663
                                                                   -------------
   (Cost $147,046,249)

                                               See Notes to Financial Statements


10      1-800-345-2021


Cal. Limited-Term Tax-Free--Sch. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 1999 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES--0.5%
              $   800,000  California State Economic
                              Development Financing Auth.
                              Rev., Series 1998 C, VRDN,
                              3.50%, 3/1/99 (LOC: Bank of
                              America  N.T. & S.A.)                 $    800,000
                                                                   -------------
   (Cost $800,000)

TOTAL INVESTMENT SECURITIES--100.0%                                 $151,167,663
                                                                   =============
   (Cost $147,846,249)

NOTES TO SCHEDULE OF INVESTMENTS

ACA = American Capital Access Financial Guaranty Corp.

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance Inc.

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 1999.

(1) Escrowed to maturity in U.S. Government or state and local government securities.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

See Notes to Financial Statements


                                                 www.americancentury.com      11


California Int.-Term Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF FEBRUARY 28, 1999

                 CALIFORNIA INT.-TERM   LEHMAN 5-YEAR   CALIF. INTERMEDIATE MUNICIPAL DEBT FUNDS(2)
                      TAX-FREE            GO INDEX          AVERAGE RETURN    FUND'S RANKING
6 MONTHS(1)             2.51%              2.72%                2.37%               --
1 YEAR                  5.46%              5.72%                5.16%          15 OUT OF 29
================================================================================================
AVERAGE ANNUAL RETURNS
================================================================================================
3 YEARS                 5.75%              5.66%                5.62%           9 OUT OF 21
5 YEARS                 5.73%              5.74%                5.56%           6 OUT OF 15
10 YEARS                6.98%              7.04%                6.98%           1 OUT OF 1

The fund's inception date was 11/9/83.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 39-40 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 2/28/99
Lehman 5-Year GO Index                    $19,739
California Intermediate-Term Tax-Free     $19,643

                    California
                Intermediate-Term       Lehman 5-Year
                     Tax-Free             GO Index
DATE                  VALUE                VALUE
2/28/89              $10,000              $10,000
2/28/90              $10,858              $10,921
2/28/91              $11,787              $11,898
2/29/92              $12,690              $12,961
2/28/93              $14,297              $14,405
2/28/94              $14,870              $14,932
2/28/95              $15,073              $15,226
2/29/96              $16,614              $16,735
2/28/97              $17,314              $17,532
2/28/98              $18,630              $18,671
2/28/99              $19,643              $19,739

$10,000 investment made 2/28/89

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman 5-Year General Obligation Index is provided for comparison in each graph. California Intermediate-Term Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED FEBRUARY 28)
                  California
               Intermediate-Term    Lehman 5-Year
                   Tax-Free           GO Index
DATE                RETURN             RETURN
2/28/90              8.58%              8.35%
2/28/91              8.56%              8.96%
2/29/92              7.66%              8.92%
2/28/93             12.66%             11.12%
2/28/94              4.01%              3.67%
2/28/95              1.36%              1.97%
2/29/96             10.23%              9.91%
2/28/97              4.21%              4.76%
2/28/98              7.60%              6.50%
2/28/99              5.46%              5.72%


12      1-800-345-2021


California Intermediate-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
/photo of Colleen Denzler/

     An interview with Colleen Denzler, a portfolio manager on the California Tax-Free and Municipal funds investment team.

HOW DID CALIFORNIA INTERMEDIATE-TERM TAX-FREE PERFORM DURING THE SIX MONTHS ENDED FEBRUARY 28, 1999?

     The fund continued to outperform its peers. For the six-month period, California Intermediate-Term Tax-Free returned 2.51%, compared with the 2.37% average return of the 29 "California Intermediate Municipal Debt Funds" tracked by Lipper Inc.

     The  fund's   longer-term   returns  also  consistently  beat  the  average
California intermediate municipal fund. (See the previous page for other fund performance comparisons.)

WHY DID THE FUND OUTPERFORM ITS PEER GROUP AVERAGE?

     We had a longer duration than many of our peers, which meant we were better positioned to benefit from falling interest rates. (Duration measures the portfolio's sensitivity to changes in interest rates. The longer the fund's duration, the greater the share price fluctuates when interest rates change.)

     Municipal yields were fairly volatile over the past six months, so our longer duration helped when yields fell and hurt when they rose. Overall, though, intermediate-term municipal yields declined, so the fund generated more gains on its bonds.

     California Intermediate-Term Tax-Free's duration lengthened from 5.6 years to 6.0 years during the six-month period. We accomplished this by adding some bonds with maturities of 15-20 years to the portfolio, including several Puerto Rico bonds.

DO PUERTO RICO BONDS HAVE TAX-EXEMPT STATUS IN CALIFORNIA?

     Yes. Municipal bonds issued by United States territories--including Puerto Rico, Guam, and the Virgin Islands--have the unique distinction of providing federal and state tax-free income for investors in all 50 states. That distinction makes them very desirable investments, especially for investors in high-tax states like California and New York. Heavy demand from around the country means that Puerto Rico municipal yields are typically 5-10 basis points (0.05% to 0.10%--a basis point equals 0.01%) lower than California municipal yields.

WHY DID YOU BUY THESE PUERTO RICO BONDS?

     They just happened to fit our needs at the time. We were looking to extend the fund's duration by buying some bonds in the 15- to 20-year maturity range, but the limited supply available in California depressed yields and made those bonds very expensive.

[right margin]

"THE FUND'S LONGER-TERM RETURNS CONSISTENTLY BEAT THE AVERAGE CALIFORNIA INTERMEDIATE MUNICIPAL FUND."

YIELDS AS OF FEBRUARY 28, 1999

  30-DAY SEC YIELD                3.46%

  30-DAY TAX-EQUIVALENT YIELDS
    34.70% TAX BRACKET            5.30%
    37.42% TAX BRACKET            5.53%
    41.95% TAX BRACKET            5.96%
    45.22% TAX BRACKET            6.31%

PORTFOLIO AT A GLANCE
                            2/28/99            8/31/98
NUMBER OF SECURITIES          145               151
WEIGHTED AVERAGE
MATURITY                    9.1 YRS           8.6 YRS
   AVERAGE DURATION         6.0 YRS           5.6 YRS
EXPENSE RATIO               0.51%*             0.51%

* Annualized.

Investment terms are defined in the Glossary on page 40.


                                                 www.americancentury.com      13


California Intermediate-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Instead, we found what we were looking for in Puerto Rico. We were able to get insured, AAA-rated Puerto Rico bonds in the maturity range we wanted while picking up a few basis points in yield over comparable California securities.

     This was a key theme to the changes we made to the portfolio  over the past
six   months--trying   to  add  yield  whenever  possible  while  maintaining  a
longer-than-average duration.

WHAT ELSE DID YOU DO TO BOOST CALIFORNIA INTERMEDIATE-TERM TAX-FREE'S YIELD?

     We were able to trade up in yield among the fund's short-term securities. We own a number of shorter-term bonds because they help balance out the duration of the longer-term bonds we added.

     During the past six months, short-term California municipal yields spread out quite a bit--you could pick up an extra 75-100 basis points in yield by moving from a one-year to a four-year security, compared with maybe 35 basis points six months ago.

     So we sold some securities maturing in less than a year and replaced them with three- and four-year bonds. This gave us a nice yield pick-up while having little effect on the fund's duration or overall positioning.

     We also got some extra yield by investing in premium callable bonds.

WHAT ARE THOSE?

     Premium bonds trade at a price above face value, mainly because their interest coupons are higher than prevailing market rates.

     Callable bonds allow the municipality that issued them to pay back the principal early, kind of like a homeowner does when refinancing a mortgage. Typically, the issuer can only "refinance" the bonds on a specific call date. The municipality usually issues new bonds at a lower rate and uses the proceeds to pay off the older bonds.

     As you might expect, the higher interest rates of premium bonds means they are more likely to be called.

HOW DID THESE SECURITIES PROVIDE  EXTRA YIELD?

     Instead of buying ordinary 10-year municipal bonds, we bought longer-term premium callable bonds. Although these bonds had maturities of 15-20 years, they had call dates of around 10 years.

     Because of their high interest coupons, the premium callable bonds were priced in the marketplace as if they would be called in 10 years. As a result, we got the price volatility of a 10-year bond, but with the higher yield of a 15- to 20-year bond.

     The risk of this approach is that interest rates will rise to the point where these premium bonds begin to trade based on their maturity date rather than their call date. That would lead to greater price volatility at a time when bond prices are falling. However, yields would have had to rise substantially to affect the bonds we held.

[left margin]

"INSURED BONDS STILL MAKE UP TWO-THIRDS OF THE PORTFOLIO, AND MORE THAN 80% OF THE FUND'S BONDS ARE RATED AA OR AAA. THIS REFLECTS OUR BELIEF THAT CREDIT SPREADS--THE DIFFERENCES IN YIELD BETWEEN MUNICIPAL BONDS WITH DIFFERENT CREDIT RATINGS --ARE ABOUT AS NARROW AS THEY'RE GOING TO GET."

PORTFOLIO COMPOSITION BY
CREDIT RATING
              % OF FUND INVESTMENTS
             AS OF             AS OF
            2/28/99           8/31/98
AAA          65%                64%
AA           17%                14%
A            17%                21%
BBB          1%                  1%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 39 for more information.


14      1-800-345-2021


California Intermediate-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

DID THE PORTFOLIO'S CREDIT QUALITY CHANGE  AT ALL?

     No. Insured bonds still make up two-thirds of the portfolio, and more than 80% of the fund's bonds are rated AA or AAA.

     This reflects our belief that credit spreads--the differences in yield between municipal bonds with different credit ratings--are about as narrow as they're going to get. We expect to see credit spreads widen back out at some point going forward. If that happens, our higher-rated bonds will more than likely outperform lower-quality ones.

     But it may be a while before that happens. The California economy is in excellent shape, and that's usually good news for municipal credit quality.

DOES THAT ALSO MEAN GOOD NEWS FOR THE CALIFORNIA MUNICIPAL BOND MARKET GOING FORWARD?

     The resiliency of the California economy is definitely positive for the state's municipal bonds. Six months ago, there were fears that the recession in many Asian economies would have a negative impact on California because the state does a lot of business with that region.

     But the Asian slowdown had virtually no effect on the California economy. Continued healthy economic growth leads to higher tax revenues, which strengthen the ability of municipalities to pay off their debt. Credit quality goes up, and so do bond prices as yields come down correspondingly.

     In addition to the favorable economic conditions, longer-term municipal bonds are still fairly attractive, especially relative to Treasury bonds. For much of 1998, municipal bond yields were very high compared with Treasury yields. In recent months, short- and intermediate-term municipal yields have fallen, but longer-term yields remained relatively high.

     We think this represents the best value in the municipal market right now, and that's one reason why we've added longer-term municipal bonds to California Intermediate-Term Tax-Free's portfolio over the past six months.

DO YOU PLAN TO MAINTAIN THIS POSITION GOING FORWARD?

     For the time being. If longer-term municipal yields fall in the coming months, we may look to trim our duration back toward a neutral position. Other than that, though, we're pretty comfortable with our current position.

     We'll continue to look for opportunities to boost the level of tax-free income in the portfolio, and we also intend to stick with higher-quality bonds until we see wider credit spreads.

[right margin]

"LONGER-TERM MUNICIPAL BONDS ARE STILL FAIRLY ATTRACTIVE, ESPECIALLY RELATIVE TO TREASURY BONDS. WE THINK THIS REPRESENTS THE BEST VALUE IN THE MUNICIPAL MARKET RIGHT NOW."

TOP FIVE SECTORS (AS OF 2/28/99)
                           % OF FUND INVESTMENTS
COPS/LEASES                          26%
GO                                   20%
SALES TAX REVENUE                    12%
WATER AND SEWER REVENUE              11%
ELECTRIC REVENUE                      8%

TOP FIVE SECTORS (AS OF 8/31/98)
                           % OF FUND INVESTMENTS
COPS/LEASES                          27%
SALES TAX REVENUE                    13%
GO                                   13%
WATER AND SEWER REVENUE              11%
PREREFUNDED/ETM                      11%

Security types are defined on pages 40-41.


                                                 www.americancentury.com      15


Cal. Int.-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

FEBRUARY 28, 1999 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES--99.0%
CALIFORNIA--90.0%
             $  8,845,000  Alameda County COP, (Santa Rita
                              Jail), 5.375%, 6/1/09 (MBIA)          $  9,607,616
                2,450,000  Association of Bay Area
                              Governments Financing Auth.
                              COP, (Episcopal Homes
                              Foundation), 4.80%, 7/1/06               2,536,485
                4,060,000  Burbank Redevelopment Agency
                              Tax Allocation, (West Olive),
                              6.50%, 12/1/01 (AMBAC)                   4,398,563
                1,335,000  California Community College
                              Financing Auth. Lease Rev.,
                              Series 1999 A, 4.20%,
                              10/1/10 (MBIA)                           1,316,030
                1,210,000  California Community College
                              Financing Auth. Lease Rev.,
                              Series 1999 A, 4.30%,
                              10/1/11 (MBIA)                           1,190,652
                1,175,000  California Educational Facility
                              Auth. Rev., (Santa Clara
                              University), 5.25%, 9/1/10
                              (MBIA)                                   1,249,131
                2,145,000  California Educational Facility Auth.
                              Rev., (University of San Diego),
                              6.75%, 10/1/00,
                              Prerefunded at 102% of Par
                              (MBIA)(1)                                2,308,964
                1,045,000  California Health Facilities
                              Financing Auth. Rev., (Valley
                              Presbyterian Hospital), 5.25%,
                              5/1/03 (MBIA)                            1,108,609
                1,500,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1989 A, (Kaiser Permanente),
                              6.70%, 10/1/99                           1,532,865
                1,745,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1993 A, (St. Francis Memorial
                              Hospital), 5.625%, 11/1/02(1)            1,871,600
                1,560,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1993 A, (St. Francis Memorial
                              Hospital), 5.75%, 11/1/03,
                              Prerefunded at 102% of Par(1)            1,729,244
                3,145,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1995 A, (Insured Health
                              Facility), 6.00%, 7/1/04
                              (AMBAC)                                  3,467,992
                1,000,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1998 A, (Casa De Las
                              Campanas), 5.50%, 8/1/12
                              (California Mortgage Insurance)          1,059,950

Principal Amount                                                        Value
--------------------------------------------------------------------------------

             $  3,250,000  California Public Works Board
                              Energy Efficiency Rev., Series
                              1991 A, (Pooled Project),
                              6.00%, 9/1/99                         $  3,301,480
                1,320,000  California Public Works Board
                              Energy Efficiency Rev., Series
                              1998 A, 5.00%, 10/1/11
                              (AMBAC)                                  1,388,508
                2,000,000  California Public Works Board
                              Lease Rev. COP, Series
                              1990 A, (University of
                              California), 6.90%, 9/1/00(2)            1,901,280
                4,520,000  California Public Works Board
                              Lease Rev. COP, Series
                              1992 A, (Archives Building
                              Project), 6.20%, 12/1/05
                              (AMBAC)                                  5,148,370
                1,000,000  California Public Works Board
                              Lease Rev. COP, Series
                              1992 A, (Various University of
                              California Projects), 5.90%,
                              12/1/03 (AMBAC)                          1,097,450
                3,700,000  California Public Works Board
                              Lease Rev. COP, Series
                              1993 D, (California State
                              Prisons), 5.25%, 6/1/08                  3,917,190
                3,000,000  California Public Works Board
                              Lease Rev. COP, Series
                              1994 A, (Various University of
                              California Projects), 6.15%,
                              11/1/04, Prerefunded at 102%
                              of Par(1)                                3,427,800
                1,010,000  California Public Works Board
                              Lease Rev. COP, Series
                              1997 A, (California Science
                              Center), 4.60%, 10/1/05                  1,052,238
                1,000,000  California Public Works Board
                              Lease Rev. COP, Series
                              1997 D, (Department of
                              Corrections), 5.75%, 9/1/06
                              (MBIA)                                   1,115,690
                1,470,000  California Public Works Board
                              Lease Rev. COP, Series
                              1996 C, (Department of
                              Corrections), 5.125%, 9/1/11
                              (MBIA)                                   1,555,157
                4,795,000  California State Department Water
                              Resource Rev., (Central Valley
                              Project), Series 1992 J-2,
                              (Water System), 5.80%,
                              12/1/04                                  5,317,032
                7,000,000  California State GO, 4.50%,
                              12/1/21 (FGIC)                           6,531,490
                5,925,000  California State GO, 4.75%,
                              9/1/11                                   6,137,352
                5,250,000  California State GO, 5.00%,
                              10/1/06                                  5,606,790
                6,460,000  California State GO, 5.00%,
                              10/1/07                                  6,899,151

                                               See Notes to Financial Statements


16      1-800-345-2021


Cal. Int.-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 1999 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

             $  4,700,000  California State GO, 5.00%,
                              10/1/11                               $  4,930,535
                5,860,000  California State GO, 5.75%,
                              10/1/08                                  6,608,146
                4,270,000  California State GO, 6.30%,
                              9/1/08 (MBIA)                            4,998,377
                2,500,000  California State GO, 6.50%,
                              10/1/05                                  2,883,425
               10,000,000  California State GO, 6.50%,
                              3/1/02 (AMBAC)                          10,855,500
                1,855,000  California State GO, 7.00%,
                              11/1/06 (FGIC)                           2,219,062
                3,000,000  California State Universities and
                              Colleges Rev., 5.75%, 11/1/15
                              (FGIC)                                   3,254,130
                8,000,000  California Statewide Communities
                              Development Auth. COP,
                              (California Lutheran Homes),
                              5.375%, 11/15/06                         8,682,400
                2,500,000  California Statewide Communities
                              Development Auth. COP, (St.
                              Joseph Health System
                              Obligation Group), 5.25%,
                              7/1/11                                   2,629,750
                2,385,000  California Statewide Communities
                              Development Auth. COP, (St.
                              Joseph Health System), 6.50%,
                              7/1/03(1)                                2,664,450
                2,545,000  Capistrano Unified Public
                              Financing Auth. Special Tax
                              Rev., Series 1996 A, (First
                              Lien), 6.00%, 9/1/06
                              (AMBAC)                                  2,876,919
                2,075,000  Chabot Las Positas Community
                              College District COP, 5.50%,
                              12/1/10 (FSA)                            2,310,990
                1,065,000  Contra Costa County Water
                              District Rev., Series 1990 A,
                              7.00%, 10/1/00, Prerefunded
                              at 102% of Par(1)                        1,148,432
                7,935,000  Contra Costa Transportation Auth.
                              Sales Tax Rev., Series 1993 A,
                              6.00%, 3/1/05 (FGIC)                     8,858,872
                1,220,000  Coronado Community
                              Development Agency Tax
                              Allocation, 6.00%, 9/1/08
                              (FSA)                                    1,374,306
                2,570,000  East Bay Municipal Utility District
                              Water System Rev., 6.00%,
                              6/1/05                                   2,803,330
                3,590,000  East Bay Municipal Utility District
                              Water System Rev., 4.50%,
                              6/1/12                                   3,594,488
                3,000,000  Fremont Unified School District
                              Alameda County GO, 5.25%,
                              9/1/16 (MBIA)                            3,126,780

Principal Amount                                                        Value
--------------------------------------------------------------------------------

             $  4,230,000  Fresno Special Tax, (Community
                              Facilities District No. 3), 4.75%,
                              9/1/05 (LOC:  Rabobank
                              International)                        $  4,315,446
                1,285,000  Garden Grove Agency Community
                              Development Tax Allocation,
                              (Garden Grove Community),
                              5.30%, 10/1/02                           1,346,988
                7,350,000  Imperial Irrigation District COP,
                              (Electrical System), 6.50%,
                              11/1/07 (MBIA)                           8,659,329
                1,225,000  Imperial Irrigation District COP,
                              (Electrical System), 5.20%,
                              11/1/09 (AMBAC)                          1,331,134
                2,715,000  Irvine Unified School District
                              Special Tax, (Community
                              Facilities District No. 86-1),
                              5.50%, 11/1/10 (AMBAC)                   2,999,885
                1,750,000  Loma Linda Hospital Rev.,
                              (University Medical Center),
                              6.95%, 12/1/05 (AMBAC)                   1,836,118
                2,300,000  Los Angeles Airport Rev., Series
                              1995 A, 6.00%, 5/15/05
                              (FGIC)                                   2,571,699
                4,000,000  Los Angeles Capital Asset Lease
                              Rev. COP, 5.875%, 12/1/05
                              (AMBAC)                                  4,454,120
                1,155,000  Los Angeles Convention and
                              Exhibition Center Auth. Lease
                              Rev. COP, Series 1993 A,
                              6.00%, 8/15/10 (MBIA)                    1,335,261
                4,315,000  Los Angeles COP, (Equipment &
                              Real Estate Acquisition
                              Program), 4.60%, 10/1/05                 4,480,178
                2,625,000  Los Angeles County Metropolitan
                              Transportation Auth. Rev., Series
                              1996 A, (Union Station), 5.10%,
                              7/1/10 (FSA)                             2,779,403
                1,000,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1995 A,
                              (Proposition C), 5.90%, 7/1/06
                              (AMBAC)                                  1,124,670
                6,175,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1997 A,
                              (Proposition A), 5.25%, 7/1/12
                              (MBIA)                                   6,551,428
                1,000,000  Los Angeles County Public
                              Properties COP, 6.25%,
                              4/1/00 (BIGI)                            1,034,620
                3,500,000  Los Angeles County Public Works
                              Financing Auth. Lease Rev.,
                              Series 1997 B, (Multiple Capital
                              Facilities), 5.125%, 12/1/17
                              (AMBAC)                                  3,570,000
                2,625,000  Los Angeles County Sanitation
                              Districts Financing Auth. Rev.,
                              Series 1993 A, (Capital),
                              5.20%, 10/1/05                           2,823,319

See Notes to Financial Statements


                                                 www.americancentury.com      17


Cal. Int.-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 1999 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

             $  2,900,000  Los Angeles County
                              Transportation Commission
                              COP, Series 1992 B, 6.00%,
                              7/1/01                                $  3,063,531
                4,665,000  Los Angeles County
                              Transportation Commission
                              COP, Series 1992 B, 6.20%,
                              7/1/03                                   5,101,504
                2,000,000  Los Angeles County
                              Transportation Commission
                              COP, Series 1992 B, 6.25%,
                              7/1/04                                   2,193,780
                2,500,000  Los Angeles County
                              Transportation Commission
                              Sales Tax Rev., Series 1991 A,
                              (Proposition A), 6.40%, 7/1/01,
                              Prerefunded at 102% of Par(1)            2,724,900
                3,515,000  Los Angeles County
                              Transportation Commission
                              Sales Tax Rev., Series 1992 A,
                              (Proposition C), 6.20%, 7/1/04           3,908,223
                3,765,000  Los Angeles County
                              Transportation Commission
                              Sales Tax Rev., Series 1992 A,
                              (Proposition C), 6.40%, 7/1/06           4,315,744
                4,780,000  Los Angeles County Wastewater
                              System Rev., Series 1992 B,
                              6.20%, 6/1/02, Prerefunded at
                              102% of Par (AMBAC)(1)                   5,271,575
                1,000,000  Los Angeles Department of Water
                              and Power Waterworks Rev.,
                              6.30%, 4/15/06 (FGIC)                    1,085,540
                8,490,000  Los Angeles Department of Water
                              and Power Waterworks Rev.,
                              5.00%, 10/15/14 (FGIC)                   8,697,241
                1,000,000  Los Angeles Unified School
                              District GO, Series 1997 A,
                              6.00%, 7/1/10 (FGIC)                     1,151,810
                2,900,000  Los Angeles Unified School
                              District GO, Series 1997 A,
                              6.00%, 7/1/11 (FGIC)                     3,345,701
                1,000,000  Los Angeles Unified School
                              District GO, Series 1997 A,
                              6.00%, 7/1/15 (FGIC)                     1,145,240
                4,150,000  Los Gatos-Saratoga Joint Unified
                              School District, Series 1998 A,
                              4.375%, 10/1/18                          3,825,719
                1,000,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., 6.625%, 7/1/01,
                              Prerefunded at 102% of Par(1)            1,094,290
                5,000,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., Series 1996 C, 5.00%,
                              7/1/10                                   5,288,600
                1,100,000  Mojave Water Agency
                              Improvement District GO,
                              (Morongo Basin), 5.40%,
                              9/1/08 (FGIC)                            1,206,007

Principal Amount                                                        Value
--------------------------------------------------------------------------------

             $  1,000,000  Morgan Hill Redevelopment
                              Agency Tax Allocation, (Ojo De
                              Agua Community Development),
                              5.50%, 3/1/99                         $  1,000,350
                1,130,000  Ontario Redevelopment Financing
                              Auth. Local Agency Rev., Series
                              1995 A, 5.80%, 9/2/06 (FSA)              1,234,389
                3,000,000  Orange County Water District
                              COP, Series 1997 A, 5.00%,
                              8/15/14 (MBIA)                           3,072,450
                1,330,000  Oxnard Harbor District Rev.,
                              7.00%, 8/1/04 (FSA)                      1,534,554
                1,000,000  Ramona Municipal Water District
                               COP, 6.90%, 10/1/01
                              (AMBAC)                                  1,073,540
                1,060,000  Redding Joint Powers Financing
                              Auth. Electric System Rev.,
                              Series 1996 A, 6.25%, 6/1/07
                              (MBIA)                                   1,222,721
                1,010,000  Richmond Joint Powers Financing
                              Auth. Rev. COP, Series 1995 A,
                              5.30%, 5/15/06                           1,079,478
                2,080,000  Riverside County Public Financing
                              Auth. Special Tax Rev., Series
                              1995 A, 5.25%, 9/1/04 (MBIA)             2,241,075
                1,225,000  Riverside County Transportation
                              Commission Sales Tax Rev.,
                              Series 1993 A, 5.60%, 6/1/05
                              (AMBAC)                                  1,347,169
                2,900,000  Riverside County Transportation
                              Commission Sales Tax Rev.,
                              Series 1993 A, 5.70%, 6/1/06
                              (AMBAC)                                  3,222,393
                1,025,000  Rocklin Unified School District
                              Community Facility Special Tax
                              Rev., (No. 1), 5.20%, 9/1/09
                              (MBIA)                                   1,105,955
                2,600,000  Sacramento County Multifamily
                              Housing Rev., Issue 1985 B,
                              (Parcwood Apartments), 4.80%,
                              9/1/02 (Guaranteed:
                              Connecticut General Life
                              Insurance)                               2,653,872
                1,000,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1992 A, 6.25%, 8/15/10
                              (MBIA)                                   1,178,560
                5,710,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1992 C, 5.75%, 11/15/07
                              (MBIA)                                   6,220,931
                3,500,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1994 H, 5.75%, 1/1/11
                              (MBIA)                                   3,831,520
                4,230,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1997 L, 5.00%, 7/1/10
                              (AMBAC)                                  4,484,054

                                               See Notes to Financial Statements


18      1-800-345-2021


Cal. Int.-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 1999 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

             $  1,205,000  Saddleback Valley Unified School
                              District Public Financing Special
                              Tax Rev., 6.00%, 9/1/11 (FSA)         $  1,395,944
                5,000,000  San Bernardino County COP,
                              Series 1995 A, (Medical
                              Center), 5.75%, 8/1/07 (MBIA)            5,611,300
                2,000,000  San Diego County COP, (Central
                              Jail), 5.00%, 10/1/10
                              (AMBAC)                                  2,096,360
                7,200,000  San Diego County Water Auth.
                              Rev. COP, Series 1991 A,
                              6.125%, 5/1/03                           7,734,456
                2,000,000  San Diego County Water Auth.
                              Rev. COP, Series 1998 A,
                              4.50%, 5/1/24 (FGIC)                     1,856,200
                3,505,000  San Diego Regional
                              Transportation Commission
                              Sales Tax Rev., Series 1992 A,
                              5.50%, 4/1/04 (FGIC)                     3,798,053
                5,175,000  San Diego Regional
                              Transportation Commission
                              Sales Tax Rev., Series 1992 A,
                              5.50%, 4/1/05 (FGIC)                     5,651,048
                4,000,000  San Diego Regional
                              Transportation Commission
                              Sales Tax Rev., Series 1994 A,
                              6.00%, 4/1/04 (FGIC)                     4,424,640
                1,000,000  San Francisco Bay Area Rapid
                              Transit District Sales Tax Rev.,
                              5.35%, 7/1/07 (FGIC)                     1,074,880
                2,200,000  San Francisco City and County
                              Airport Commission International
                              Airport Rev., Issue 20, 4.50%,
                              5/1/17 (MBIA)                            2,098,580
                3,000,000  San Francisco City and County
                              Airport Commission International
                              Airport Rev., Issue 20, 4.50%,
                              5/1/19 (MBIA)                            2,823,270
                7,000,000  San Francisco City and County GO,
                              Series 1, 4.50%, 6/15/05
                              (FGIC)                                   7,273,980
                1,605,000  San Francisco City and County
                              Public Utilities Commission
                              Water Rev., Series 1996 A,
                              5.00%, 11/1/11                           1,683,372
                3,405,000  San Francisco Port Commission
                              Rev., 5.625%, 7/1/02                     3,614,373
                1,000,000  San Jacinto Unified School
                              District COP, 3.875%, 10/1/02
                              (FSA) (SBBPA: First Union
                              National Bank)                             998,010
                3,950,000  San Jose Financing Auth. Rev.
                              COP, (Convention Center),
                              6.00%, 9/1/05                            4,248,107
                4,580,000  San Jose Financing Auth. Rev.
                              COP, Series 1993 A,
                              (Convention Center), 6.10%,
                              9/1/06                                   4,936,553

Principal Amount                                                        Value
--------------------------------------------------------------------------------

             $  3,875,000  San Jose Redevelopment Agency
                              Tax Allocation, Series 1992 A,
                              (Merged Area Redevelopment),
                              6.00%, 8/1/02 (MBIA)(1)               $  4,158,108
                1,620,000  San Mateo County Joint Powers
                              Auth. Lease Rev., Series
                              1997 A, 4.875%, 7/15/11
                              (FSA)                                    1,683,115
                4,585,000  San Mateo County Transportation
                              District Sales Tax Rev., Series
                              1993 A, 5.00%, 6/1/11 (MBIA)             4,867,895
                1,750,000  San Mateo County Transportation
                              District Sales Tax Rev., Series
                              1993 A, 5.25%, 6/1/15 (MBIA)             1,857,433
                1,015,000  Santa Ana Police Administration
                              COP, Series 1994 A, 5.50%,
                              7/1/07 (MBIA)                            1,101,194
                3,610,000  Santa Clara County Financing
                              Auth. Lease Rev., Series
                              1994 A, (VMC Facility
                              Replacement), 6.75%,
                              11/15/04, Prerefunded at
                              102% of Par (AMBAC)(1)                   4,246,551
                1,510,000  Santa Clara County Financing
                              Auth. Lease Rev., Series
                              1997 A, 6.00%, 11/15/12
                              (AMBAC)                                  1,752,506
                4,000,000  Santa Clara County Financing
                              Auth. Lease Rev., Series
                              1998 A, (Multiple Facilities),
                              4.125%, 5/15/07 (AMBAC)                  4,030,360
                3,440,000  Santa Clara County Financing
                              Auth. Lease Rev., Series
                              1998 A, (Multiple Facilities),
                              4.30%, 5/15/09 (AMBAC)                   3,474,710
                5,255,000  Santa Clara County Financing
                              Auth. Lease Rev., Series
                              1998 A, (Multiple Facilities),
                              4.50%, 5/15/11 (AMBAC)                   5,303,136
                1,785,000  South Sutter Water District
                              Hydroelectric Rev., 6.80%,
                              8/1/01 (FGIC)                            1,849,563
                3,090,000  Southern California Public Power
                              Auth. Rev., (Transmission),
                              5.625%, 7/1/03 (MBIA)                    3,338,930
                2,000,000  Southern California Public Power
                              Auth. Rev., 6.75%, 7/1/00                2,090,760
                3,000,000  Southern California Public Power
                              Auth. Rev., 6.75%, 7/1/01                3,183,270
                4,065,000  Southern California Rapid Transit
                              District COP, (Workers
                              Compensation), 6.20%, 7/1/02
                              (MBIA)                                   4,354,387
                5,000,000  Southern California Rapid Transit
                              District COP, (Workers
                              Compensation), 6.40%, 7/1/04
                              (MBIA)                                   5,379,800

See Notes to Financial Statements


                                                 www.americancentury.com      19


Cal. Int.-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 1999 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

             $  1,500,000  Southern California Rapid Transit
                              District COP, (Workers
                              Compensation), 6.50%, 7/1/07
                              (MBIA)                                $  1,616,595
                2,000,000  Stanislaus County COP, 5.50%,
                              5/1/06 (MBIA)                            2,191,400
                1,150,000  Taft Public Financing Auth. Lease
                              Rev. COP, Series 1997 A,
                              (Community Correctional
                              Facility), 5.50%, 1/1/06                 1,235,261
                1,510,000  Tulare County COP, 5.00%,
                              8/15/10 (MBIA)                           1,597,172
                1,950,000  University of California Rev.,
                              (University of California Medical
                              Center), 5.60%, 7/1/09
                              (AMBAC)                                  2,128,191
                2,510,000  Watsonville Hospital Insured Rev.,
                              Series 1996 A, (Watsonville
                              Community Hospital), 5.45%,
                              7/1/03 (California Mortgage
                              Insurance)(1)                            2,688,411
                3,980,000  Whittier Health Facility Rev.,
                              (Presbyterian Intercommunity),
                              6.00%, 6/1/06 (MBIA)                     4,470,535
                1,465,000  Woodland Wastewater System
                              COP, 6.00%, 3/1/06 (AMBAC)               1,647,891
                                                                   -------------
                                                                     436,296,885
                                                                   -------------
PUERTO RICO--9.0%
               14,150,000  Puerto Rico Commonwealth GO,
                              4.50%, 7/1/23                           13,019,132
                3,655,000  Puerto Rico Commonwealth GO,
                              6.00%, 7/1/16 (MBIA)                     4,202,300
                3,000,000  Puerto Rico Commonwealth
                              Highway and Transportation
                              Auth. Rev., Series 1993 X,
                              5.10%, 7/1/03 (MBIA)                     3,176,370
                3,500,000  Puerto Rico Commonwealth
                              Infrastructure Financing Auth.
                              Special Tax Rev., Series
                              1998 A, 5.50%, 7/1/08
                              (AMBAC)                                  3,884,265

Principal Amount                                                        Value
--------------------------------------------------------------------------------

             $  5,000,000  Puerto Rico Electric Power Auth.
                              Rev., Series 1995 W, 6.00%,
                              7/1/03 (MBIA)                         $  5,462,850
                5,790,000  Puerto Rico Electric Power Auth.
                              Rev., Series 1998 DD, 4.50%,
                              7/1/19 (FSA)                             5,518,623
                3,090,000  Puerto Rico Public Buildings Auth.
                              Rev., Series 1995 A, 6.25%,
                              7/1/09 (AMBAC)                           3,629,760
                4,500,000  Puerto Rico Public Finance Corp.,
                              Series 1998 A, 5.375%,
                              6/1/11 (AMBAC)                           4,927,770
                                                                   -------------
                                                                      43,821,070
                                                                   -------------
TOTAL MUNICIPAL SECURITIES                                           480,117,955
                                                                   -------------
   (Cost $458,492,713)

SHORT--TERM MUNICIPAL SECURITIES--1.0%
                1,600,000  California State Economic
                              Development Financing Auth.
                              Rev., Series 1998 C, VRDN,
                              3.50%, 3/1/99 (LOC: Bank of
                              America  N.T. & S.A.)                    1,600,000
                3,100,000  California Statewide Community
                              Development Auth. Rev.,
                              Floating Rate Trust Receipts,
                              2.95%, 3/3/99 (FSA) (SBBPA:
                              Bank of New York) (Acquired
                              2/16/99, Cost $3,100,000)(3)(4)          3,100,000
                                                                   -------------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                  4,700,000
                                                                   -------------
   (Cost $4,700,000)

TOTAL INVESTMENT SECURITIES--100.0%                                 $484,817,955
                                                                   =============
   (Cost $463,192,713)

                                               See Notes to Financial Statements


20      1-800-345-2021


Cal. Int.-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 1999 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

BIGI = Bond Investor's Guaranty Inc.

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance Inc.

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 1999.

(1) Escrowed to maturity in U.S. Government securities or state and local government securities.
(2) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.
(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement, and unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The value of the security at February 28, 1999 was $3,100,000, which represented 0.6% of net assets.
(4) Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 1999.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

See Notes to Financial Statements


                                                 www.americancentury.com      21


California Long-Term Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF FEBRUARY 28, 1999

                CALIFORNIA LONG-TERM   LEHMAN LONG-TERM   CALIFORNIA MUNICIPAL DEBT FUNDS(2)
                     TAX-FREE          MUNICIPAL INDEX     AVERAGE RETURN   FUND'S RANKING
6 MONTHS(1)            2.20%               2.24%               2.09%              --
1 YEAR                 6.17%               6.40%               5.43%         10 OUT OF 107
==========================================================================================
AVERAGE ANNUAL RETURNS
==========================================================================================
3 YEARS                6.93%               7.99%               6.49%         28 OUT OF 91
5 YEARS                6.58%               7.43%               6.04%         13 OUT OF 65
10 YEARS               8.04%               9.11%               7.58%          7 OUT OF 33

The fund's inception date was 11/9/83.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 39-40 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 2/28/99
Lehman Long-Term Municipal Index      $23,922
California Long-Term Tax-Free         $21,621

                    California
                    Long-Term         Lehman Long-Term
                     Tax-Free         Municipal Index
DATE                  VALUE                VALUE
2/28/89              $10,000              $10,000
2/28/90              $10,841              $11,108
2/28/91              $11,764              $12,141
2/29/92              $12,923              $13,521
2/28/93              $14,791              $15,730
2/28/94              $15,754              $16,716
2/28/95              $15,781              $16,876
2/29/96              $17,715              $18,996
2/28/97              $18,603              $20,170
2/28/98              $20,402              $22,483
2/28/99              $21,621              $23,922

$10,000 investment made 2/28/89

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman Long-Term Municipal Bond Index is provided for comparison in each graph. California Long-Term Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED FEBRUARY 28)
                   California
                   Long-Term       Lehman Long-Term
                   Tax-Free         Municipal Index
DATE                RETURN             RETURN
2/28/90              8.41%             11.08%
2/28/91              8.51%              9.30%
2/29/92              9.86%             11.37%
2/28/93             14.45%             16.33%
2/28/94              6.51%              6.27%
2/28/95              0.17%              0.96%
2/29/96             12.26%             12.56%
2/28/97              5.01%              6.18%
2/28/98              9.67%             11.47%
2/28/99              6.17%              6.40%


22      1-800-345-2021


California Long-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
/photo of Dave MacEwen/

     An interview with Dave MacEwen, a portfolio manager on the California Tax-Free and Municipal funds investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED FEBRUARY 28, 1999?

     California Long-Term Tax-Free posted a total return of 2.20%, which was better than the 2.09% average total return of its peer group--108 "California Municipal Debt Funds" tracked by Lipper Inc. (See the previous page for other fund performance comparisons.)

       The fund also produced more tax-free income than its peers did. The fund's 30-day SEC yield as of February 28 was 4.17%, compared with the 3.75% yield of the average California municipal fund, according to Lipper.

WHAT WAS YOUR INVESTMENT APPROACH DURING THE PERIOD?

     Given our view that interest rates would decline due to global economic weakness, we kept California Long-Term Tax-Free's duration a bit longer than the average duration of its benchmark (a group of funds with similar investment objectives). Duration measures how sensitive a fund's share price is to changes in interest rates. (The longer a fund's duration, the more the share price will rise or fall when rates change.)

     Having a slightly longer-than-average duration was a plus for the fund's performance during periods when interest rates declined--such as last autumn and in January--but detracted from performance when rates were on the upswing, like they were in February. Although we make small adjustments to duration based on our interest rate expectations, we generally keep the fund's duration within a year of the duration of California Long-Term Tax-Free's benchmark.

     Our expectations of lower interest rates also led us to emphasize discount bonds--bonds that trade below their face value.

WHY DO FALLING INTEREST RATES FAVOR DISCOUNT BONDS?

     Discount bonds typically perform best when rates are falling because municipal bond issuers often "call" outstanding bonds. Calling essentially means that municipalities refinance their debt at lower rates, similar to what occurs when homeowners refinance home mortgages. Because the coupons--the interest rates issuers promise to pay --on discount bonds are below prevailing rates, there is less incentive for issuers to refinance them. As a result, the durations of discount bonds remain long, so they generate more price gains when rates fall.

     Conversely, rising interest rates tend to hurt discount bonds. Investors become less worried that bonds will be called and are less willing to pay more for the call protection that discount bonds provide. The focus on discount bonds served us well during periods when rates were falling but detracted from fund performance when rates rose. Because of unexpectedly strong economic growth, there was more of the latter than we expected.

[right margin]

"WE KEPT CALIFORNIA LONG-TERM TAX-FREE'S DURATION A BIT LONGER THAN THE AVERAGE DURATION OF ITS BENCHMARK."

YIELDS AS OF FEBRUARY 28, 1999

  30-DAY SEC YIELD                4.17%

  30-DAY TAX-EQUIVALENT YIELDS
    34.70% TAX BRACKET            6.39%
    37.42% TAX BRACKET            6.66%
    41.95% TAX BRACKET            7.18%
    45.22% TAX BRACKET            7.61%

PORTFOLIO AT A GLANCE
                            2/28/99           8/31/98
NUMBER OF SECURITIES          84                83
WEIGHTED AVERAGE
  MATURITY                 20.0 YRS          19.5 YRS
AVERAGE DURATION            8.7 YRS           8.7 YRS
EXPENSE RATIO               0.51%*             0.51%

* Annualized.

Investment terms are defined in the Glossary on page 40.


                                                 www.americancentury.com      23


California Long-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

THE DIFFERENCE IN YIELD--OR THE "SPREAD" --BETWEEN SECURITIES WITH HIGHER AND LOWER CREDIT QUALITY REMAINED HISTORICALLY NARROW DURING THE PAST SIX MONTHS. HOW DID THAT AFFECT YOUR INVESTMENT APPROACH?

     Narrow yield spreads between bonds with higher and lower credit quality justified our focus on relatively high-quality securities. By the end of the period, 60% of the fund's assets were invested in the highest-quality AAA bonds--many of them insured--with the remainder invested in bonds with ratings of BBB or higher. History tells us that under normal conditions, investors tend to be rewarded with anywhere from 30 to 80 basis points (0.30-0.80%--a basis point equals 0.01%) more yield for owning a BBB California municipal security instead of a AAA security. That extra yield is compensation for the added risk that the issuer will be unable to make timely interest and principal payments.

     Throughout much of the period, however, BBB securities offered only about 35 basis points more yield than AAA insured bonds. Even in the highest-quality tiers of the California municipal market, spreads were very tight. At one point, for example, the yield difference between an insured bond and an uninsured bond from the same issuer was just 1 basis point.

     The narrow spreads were a direct result of diminished supply of lower-rated bonds and strong demand for securities with higher yields. As municipal bond insurance became more prevalent, there were fewer lower-quality bonds available. Also curtailing supply were credit upgrades resulting from the strong fiscal and economic condition of many California issuers. In light of the state's ongoing economic strength, investors didn't demand much more yield from lower-quality bonds because they felt the additional risks of owning them were minimal.

     From a demand standpoint, investors increasingly sought lower-quality securities for additional yield in a falling rate environment. Reduced supply and firm demand caused lower-quality municipal bonds to outperform higher-quality securities throughout the period. In our minds, however, the small incremental yield lower-quality securities offered wasn't adequate to override their added credit risk.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES?

     In our view, interest rates could resume their decline this year, although we wouldn't be surprised to see them temporarily drift higher as investors digest news about strong growth and low unemployment. While the U.S. economy grew much faster than expected in the fourth quarter of last year and unemployment hit 29-year lows, inflation remained in check.

     Continued low inflation owed much to slowing economies in the rest of the world. Many Asian countries are struggling through recessions, with some teetering toward depression. Parts of Latin America have also come under pressure as they deal with high inflation, unstable currencies, and slowing economies. In addition, Europe shows signs of slowing down in reaction to problems encountered with the introduction of the continent's unified currency, the euro.

[left margin]

"NARROW YIELD SPREADS BETWEEN BONDS WITH HIGHER AND LOWER CREDIT QUALITY JUSTIFIED OUR FOCUS ON RELATIVELY HIGH-QUALITY SECURITIES. BY THE END OF THE PERIOD, 60% OF THE FUND'S ASSETS WERE INVESTED IN THE HIGHEST-QUALITY AAA BONDS."

PORTFOLIO COMPOSITION BY
CREDIT RATING
              % OF FUND INVESTMENTS
             AS OF             AS OF
            2/28/99           8/31/98
AAA          60%                53%
AA            9%                11%
A            26%                30%
BBB           5%                 6%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 39 for more information.


24      1-800-345-2021


California Long-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     With such anemic growth overseas, we're likely to see excess global capacity for all types of goods and services, and practically no pricing pressures as a result. Combine that with increasing productivity due to technological improvements, and it appears unlikely that inflation will be a problem any time soon.

WHAT DOES THAT OUTLOOK MEAN FOR THE MUNICIPAL MARKET?

     Continued low inflation and declining interest rates would certainly help boost the market. But supply and demand will also influence the performance of municipal bonds. Municipals underperformed Treasurys when interest rates declined last year, mainly because of the surge in demand for Treasurys from overseas investors, while municipals languished from too much supply. So far in 1999, however, we've already seen signs that the supply of California municipals is tapering off and demand has firmed, which we believe could set the stage for lower municipal yields. On the demand side, the relative cheapness of municipals compared with Treasurys may attract investors who want tax-free income.

WITH  THIS  OUTLOOK  IN MIND,  WHAT  ARE YOUR  PLANS  FOR  CALIFORNIA  LONG-TERM
TAX-FREE?

     We will probably keep the portfolio's duration a bit long compared with the average California municipal fund as long as we believe that interest rates are poised to move lower. That should be positive for fund returns if municipal bond yields decline, as we expect they will.

     We'll also continue to focus on high-quality bonds. This reflects our belief that credit spreads are about as narrow as they're going to get. We expect to see credit spreads widen back out at some point going forward. If that happens, our higher-rated bonds will more than likely outperform lower-quality ones.

     In addition, we'll continue to emphasize call-protected securities--such as discount bonds and non-callable bonds --because we believe that unwanted calls continue to be an important concern.

     And, finally, we will continue to monitor the California municipal market to uncover securities that we believe offer good relative values and attractive yields.

[right margin]

"WE'VE ALREADY SEEN SIGNS THAT THE SUPPLY OF CALIFORNIA MUNICIPALS IS TAPERING OFF AND DEMAND HAS FIRMED, WHICH WE BELIEVE COULD SET THE STAGE FOR LOWER MUNICIPAL YIELDS."

TOP FIVE SECTORS (AS OF 2/28/99)
                            % OF FUND INVESTMENTS
COPS/LEASES                           21%
TAX ALLOCATION REVENUE                14%
GO                                    11%
HIGHER EDUCATION                       7%
HOSPITAL REVENUE                       7%

TOP FIVE SECTORS (AS OF 8/31/98)
                            % OF FUND INVESTMENTS
COPS/LEASES                           23%
WATER AND SEWER REVENUE               12%
TAX ALLOCATION REVENUE                12%
ELECTRIC REVENUE                      10%
HOSPITAL REVENUE                       8%

Security types are defined on pages 40-41.


                                                 www.americancentury.com      25


Cal. Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

FEBRUARY 28, 1999 (UNAUDITED)

Principal Amount                                                         Value
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES--98.4%
CALIFORNIA--95.8%
             $  2,300,000  Alameda County COP, 6.80%,
                              6/15/17 (MBIA)(1)                     $    917,447
                2,700,000  Brea Public Financing Auth. Rev.,
                              (Project Area AB), 7.00%,
                              8/1/15 (MBIA)                            2,955,582
                1,220,000  Brea Redevelopment Agency Tax
                              Allocation, (Project AB),
                              6.125%, 8/1/13 (MBIA)                    1,343,952
                5,000,000  California Educational Facilities
                              Auth. Rev., (California Institute
                              of Technology), 4.25%,
                              10/1/28                                  4,406,150
                9,000,000  California Educational Facilities
                              Auth. Rev., (California Institute
                              of Technology), 4.50%,
                              10/1/27                                  8,286,750
                1,500,000  California Educational Facilities
                              Auth. Rev., Series 1997 B,
                              (Pooled College and University
                              Projects), 6.30%, 4/1/21                 1,625,025
                7,000,000  California Educational Facilities
                              Auth. Rev., Series 1997 M,
                              (Stanford University), 5.25%,
                              12/1/26                                  7,114,380
                7,000,000  California Educational Facilities
                              Auth. Rev., Series 1997 N,
                              (Stanford University), 5.20%,
                              12/1/27                                  7,130,970
                4,000,000  California Health Facilities
                              Financing Auth. Rev., (Kaiser
                              Permanente), 7.00%, 10/1/99,
                              Prerefunded at 102% of Par(2)            4,176,360
                3,000,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1989 A, (Kaiser Permanente),
                              7.15%, 10/1/09(1)                        1,887,630
                1,500,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1988 A, (H.M. Newhall
                              Memorial Hospital), 8.00%,
                              10/1/18 (California Mortgage
                              Insurance)                               1,535,520
                1,730,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1990 A, (Gould Medical),
                              7.30%, 4/1/20(2)                         1,845,374
                2,500,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1991 B, (Adventist Health),
                              6.75%, 3/1/14 (MBIA)                     2,693,450
                2,000,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1992 A, 6.75%, 3/1/20
                              (California Mortgage Insurance)          2,170,820

Principal Amount                                                         Value
--------------------------------------------------------------------------------

             $  1,290,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1992 C, (AIDS Healthcare
                              Foundation), 6.25%, 9/1/17
                              (California Mortgage Insurance)       $  1,369,632
                5,165,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1993 C, (St. Francis Memorial
                              Hospital), 5.875%, 11/1/23(2)            5,765,070
                1,290,000  California Housing Finance
                              Agency Rev., (Multi-Unit Rental
                              Housing), 6.875%, 2/1/22                 1,320,638
                5,125,000  California Housing Finance
                              Agency Rev., Series 1994 G,
                              (Home Mortgage), 7.25%,
                              8/1/17                                   5,544,276
                1,125,000  California Housing Finance
                              Agency Rev., Series 1995 C,
                              (Home Mortgage), 6.80%,
                              8/1/17                                   1,213,819
                1,500,000  California Pollution Control
                              Financing Auth. Rev., Series
                              1987 D, (Southern California
                              Edison), 6.85%, 12/1/08                  1,553,670
                3,000,000  California Public Works Board
                              Lease Rev., Series 1997 A,
                              (California Science Center),
                              5.25%, 10/1/22                           3,037,560
                1,000,000  California State Franchise Tax
                              Board COP, 6.90%, 10/1/99,
                              Prerefunded at 102% of Par(2)            1,043,500
                8,000,000  California State GO, 4.25%,
                              10/1/26 (MBIA)                           7,112,240
                4,655,000  California State GO, 4.50%,
                              12/1/24 (FGIC)                           4,322,773
                3,000,000  California State GO, 6.125%,
                              10/1/11 (AMBAC)                          3,513,720
                1,410,000  California State GO, Series
                              1984 B, (New Prison
                              Construction), 10.00%, 8/1/03            1,768,887
               17,100,000  California State Public Works
                              Board Lease Rev. COP, Series
                              1993 D, (Department of
                              Corrections State Prisons),
                              5.25%, 6/1/15 (FSA)                     18,149,769
                9,000,000  California Statewide Community
                              Development Auth. Rev., Series
                              1998 A, (Sherman Oaks),
                              5.00%, 8/1/22 (AMBAC,
                              California Mortgage Insurance)           9,080,370
                5,695,000  Capistrano School District Special
                              Tax, (Refunding Issue 1988-1),
                              6.50%, 9/1/14 (FSA)                      6,553,066
                1,000,000  Coachella Valley Water
                              District #71 COP, (Flood
                              Control), 6.75%, 10/1/02,
                              Prerefunded at 102% of Par(2)            1,126,380

See Notes to Financial Statements


26      1-800-345-2021


Cal. Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 1999 (UNAUDITED)

Principal Amount                                                         Value
--------------------------------------------------------------------------------

             $  1,320,000  Coalinga Public Financing Auth.
                              Local Obligation Rev., Series
                              1998 A, 6.375%, 9/15/21
                              (AMBAC)                               $  1,584,964
               13,500,000  Compton Redevelopment Agency
                              Tax Allocation, Series 1995 A,
                              6.50%, 8/1/13 (FSA)                     15,493,680
                2,580,000  Concord Joint Power Financing
                              Auth. Lease Rev. COP, (Police
                              Facilities), 5.25%, 8/1/13               2,737,122
                3,605,000  Inglewood Redevelopment
                              Agency Tax Allocation, Series
                              1998 A, (Merged
                              Redevelopment), 5.25%,
                              5/1/23 (AMBAC)                           3,758,825
                1,815,000  Kern County High School District
                           GO, 7.15%, 8/1/14 (MBIA)(2)                 2,303,435
                1,305,000  Los Altos Association of Bay Area
                              Governments COP, 5.90%,
                              5/1/27                                   1,378,641
                3,475,000  Los Angeles Community
                              Redevelopment Agency
                              Housing Rev., Series 1994 A,
                              6.45%, 7/1/17 (AMBAC)                    3,707,860
                2,000,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1996 A, 6.00%,
                              7/1/23 (MBIA)                            2,175,980
                3,000,000  Los Angeles County
                              Transportation Commission
                              Sales Tax Rev., Series 1987 A,
                              7.40%, 7/1/15                            3,103,920
                4,050,000  Los Angeles County
                              Transportation Commission
                              Sales Tax Rev., Series 1989 A,
                              (Capital Appreciation), 7.20%,
                              7/1/02 (MBIA)(1)                         3,335,540
                3,340,000  Los Angeles Department of Water
                              and Power Waterworks Rev.,
                              4.50%, 10/15/24                          3,084,123
                1,000,000  Los Angeles Transportation
                              Commission Sales Tax Rev.,
                              6.50%, 7/1/13 (MBIA)                     1,082,460
                2,410,000  Los Angeles Wastewater System
                              Rev., Series 1991 C,
                              6.90%, 6/1/99, Prerefunded at 102%
                              of Par(2)                                2,483,409
                3,050,000  Los Angeles Wastewater System
                              Rev., Series 1991 C, 7.10%,
                              6/1/99, Prerefunded at 102%
                              of Par(2)                                3,144,459
                1,865,000  Mendocino Coast District Health
                              Care Facility Rev., 5.875%,
                              2/1/20 (California Mortgage
                              Insurance)                               1,982,010

Principal Amount                                                         Value
--------------------------------------------------------------------------------

             $  8,000,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., 5.75%, 8/10/18                  $  8,899,360
                5,150,000  Mid-Peninsula Regional Open
                              Space District GO, 7.00%,
                              9/1/14                                   5,930,946
                5,830,000  Modesto, Stockton, Redding
                              Public Power Agency Rev.,
                              Series 1989 D, (San Juan),
                              6.75%, 7/1/20 (MBIA)                     7,098,491
                3,000,000  Oakland Redevelopment Agency
                              Tax Allocation, (Central District
                              Redevelopment Tax), 5.50%,
                              2/1/14 (AMBAC)                           3,280,680
                1,855,000  Pacifica Financing Auth. Sewer
                              Rev., 6.20%, 8/1/26                      1,913,284
                2,950,000  Pasadena COP, (Old Pasadena
                              Parking Facility), 6.25%,
                              1/1/18                                   3,405,156
                5,000,000  Pittsburg Redevelopment Agency
                              Tax Allocation, (Los Medanos
                              Community Development),
                              6.25%, 8/1/26                            5,467,850
                4,475,000  Pittsburg Redevelopment Agency
                              Tax Allocation, (Los Medanos
                              Community Development),
                              6.20%, 8/1/19                            4,881,733
                2,700,000  Pittsburg Redevelopment Agency
                              Tax Allocation, Series 1993 B,
                              (Los Medanos Community
                              Development), 5.80%, 8/1/34
                              (FSA)                                    2,980,017
                2,100,000  Pomona Public Financing Auth.
                              Rev., Series 1992 A, (Water
                              Treatment), 6.10%, 7/1/17
                              (AMBAC)                                  2,282,175
                5,680,000  Riverside County Asset Leasing
                              Corporation Rev. COP, Series
                              1997 B, (Riverside County
                              Hospital), 5.00%, 6/1/19
                              (MBIA)                                   5,604,797
                8,705,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1997 K, 5.25%, 7/1/24
                              (AMBAC)                                  9,111,524
                1,000,000  Saddleback Valley Unified School
                              District Public Financing Auth.
                              Special Tax Rev., Series 1997 A,
                              6.00%, 9/1/16 (FSA)                      1,144,270
                2,000,000  San Diego County COP,
                              (Downtown Courthouse), 4.50%,
                              5/1/23 (AMBAC)                           1,859,140
                3,400,000  San Diego County COP, 5.625%,
                              9/1/12 (AMBAC)                           3,772,810
                3,500,000  San Diego County Regional
                              Transportation Sales Tax Rev.,
                              Series 1991 A, 6.93%,
                              4/1/04(1)(2)                             2,883,160

See Notes to Financial Statements


                                                 www.americancentury.com      27


Cal. Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 1999 (UNAUDITED)

Principal Amount                                                         Value
--------------------------------------------------------------------------------

              $10,450,000  San Francisco City and County
                              Airport Commission
                              International Airport Rev.,
                              Issue 20, 4.50%, 5/1/26
                              (MBIA)                                $  9,684,642
                1,000,000  San Francisco City and County
                              Redevelopment Hotel Tax Rev.,
                              6.75%, 7/1/04, Prerefunded
                              at 102% of Par (FSA)(2)                  1,167,110
                3,000,000  San Jose Financing Auth. Rev.
                              COP, Series 1993 C,
                              (Convention Center), 6.375%,
                              9/1/13                                   3,185,550
                7,575,000  San Jose Financing Auth. Rev.
                              COP, Series 1993 D, (Central
                              Service Yard), 5.25%,
                              10/15/23                                 7,665,446
                9,525,000  San Jose Redevelopment
                              Agency Tax Allocation, Series
                              1993 D, (Merged Area
                              Redevelopment), 5.75%,
                              8/1/24                                  10,078,688
                5,000,000  San Marino Unified School
                              District GO, Series 1998 B,
                              5.00%, 6/1/23                            5,038,250
                3,475,000  San Mateo County Joint Powers
                              Finance Auth. Lease Rev. COP,
                              (Capital Projects Program),
                              6.50%, 7/1/16 (MBIA)                     4,176,394
                4,000,000  San Mateo County Joint Powers
                              Finance Auth. Lease Rev. COP,
                              (Capital Projects Program),
                              6.00%, 7/1/19 (MBIA)                     4,581,960
                3,500,000  Santa Ana Finance Auth. Lease
                              Rev. COP, 6.25%, 7/1/15
                              (MBIA)                                   4,111,660
                4,830,000  Santa Monica Community
                              College District COP, Series
                              1997 A, 5.90%, 2/1/27                    5,180,465
                3,730,000  Southern California Public Power
                              Auth. Rev., (Multipurpose),
                              6.75%, 7/1/13 (FSA)                      4,589,652
                1,425,000  Southern California Public Power
                              Auth. Rev., (Transportation
                              Auth.), 7.00%, 7/1/09                    1,516,798
                3,260,000  Southern California Public Power
                              Auth. Rev., 6.00%, 7/1/18                3,325,362
                7,315,000  Southern California Public Power
                              Auth. Rev., 6.75%, 7/1/12
                              (FSA)                                    8,998,181
                3,000,000  Southern California Public Power
                              Auth. Rev., Series 1989 A,
                              7.15%, 7/1/04 (AMBAC)(1)                 2,438,280

Principal Amount                                                         Value
--------------------------------------------------------------------------------

             $  2,000,000  Southern Orange County Finance
                              Auth. Special Tax Rev., Series
                              1994 A, 7.00%, 9/1/11
                              (MBIA)                                $  2,508,400
                  800,000  Stockton Health Facilities Rev.,
                              Series 1997 A, (Dameron
                              Hospital Association), 5.70%,
                              12/1/14                                    815,400
                2,000,000  Taft Public Financing Auth. Lease
                              Rev. COP, Series 1997 A,
                              (Community Correctional
                              Facility), 6.05%, 1/1/17                 2,126,260
                1,400,000  Torrance Redevelopment Agency
                              Rev., Series 1998 A,
                              (Downtown Redevelopment),
                              5.60%, 9/1/28                            1,408,847
                3,020,000  Watsonville Insured Hospital Rev.,
                              Series 1996 A, (Watsonville
                              Community Hospital), 6.20%,
                              7/1/12 (California Mortgage
                              Insurance)                               3,501,176
                                                                   -------------
                                                                     328,535,122
                                                                   -------------
PUERTO RICO--2.6%
                9,750,000  Puerto Rico Commonwealth GO,
                              4.50%, 7/1/23                            8,970,780
                                                                   -------------
TOTAL MUNICIPAL SECURITIES                                           337,505,902
                                                                   -------------
   (Cost $315,005,970)

MUNICIPAL DERIVATIVES--1.2%
                4,000,000  Northern California Transmission
                              Rev., Inverse Floater, 6.78%,
                              4/29/24 (MBIA)(3)                        4,250,000
                                                                   -------------
   (Cost $3,963,920)

SHORT--TERM MUNICIPAL SECURITIES--0.4%
                1,200,000  California State Economic
                              Development Financing Auth.
                              Rev., Series 1998 B, (California
                              Independent System), VRDN,
                              3.00%, 3/1/99 (LOC: Bank of
                              America N.T. & S.A.)                     1,200,000
                                                                   -------------
   (Cost $1,200,000)

TOTAL INVESTMENT SECURITIES--100.0%                                 $342,955,902
                                                                   =============
   (Cost $320,169,890)

                                               See Notes to Financial Statements


28      1-800-345-2021


Cal. Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

FEBRUARY 28, 1999 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance Inc.

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 1999.

(1) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.
(2) Escrowed to maturity in U.S. Government securities or state and local government securities.
(3) Inverse floaters have interest rates which move inversely to market interest rates. Inverse floaters typically have durations which are longer than long-term bonds, which may cause their value to be more volatile than long-term bonds when interest rates change.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

See Notes to Financial Statements


                                                 www.americancentury.com      29


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

FEBRUARY 28, 1999 (UNAUDITED)
                                           LIMITED-TERM    INTERMEDIATE-TERM     LONG-TERM
                                              TAX-FREE          TAX-FREE          TAX-FREE
ASSETS
Investment securities, at value
  (identified cost of $147,846,249,
  $463,192,713 and $320,169,890,
  respectively) (Note 3) .................$ 151,167,663    $ 484,817,955   $ 342,955,902
Cash .....................................      178,935        1,925,660         905,300
Investment in affiliated money
  market fund (Note 2) ...................        7,751           10,117           7,247
Receivable for investments sold ..........         --               --         2,392,375
Interest receivable ......................    2,041,623        7,350,653       4,213,937
                                          -------------    -------------   -------------
                                            153,395,972      494,104,385     350,474,761
                                          -------------    -------------   -------------

LIABILITIES
Disbursements in excess
  of demand deposit cash .................        4,691          174,193         193,606
Payable for investments purchased ........    2,090,411        3,101,135       1,357,077
Payable for capital shares redeemed ......      192,870          349,354         577,788
Accrued management fees (Note 2) .........       58,938          189,546         134,787
Dividends payable ........................       45,802          152,556         115,757
Payable for trustees' fees and expenses ..          351            1,129             803
                                          -------------    -------------   -------------
                                              2,393,063        3,967,913       2,379,818
                                          -------------    -------------   -------------
Net Assets ...............................$ 151,002,909    $ 490,136,472   $ 348,094,943
                                          =============    =============   =============

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) ..................   14,417,441       43,428,999      30,011,032
                                          =============    =============   =============
Net Asset Value Per Share ................$       10.47    $       11.29   $       11.60
                                          =============    =============   =============

NET ASSETS CONSIST OF:
Capital paid in ..........................$ 148,083,551    $ 467,628,350   $ 324,712,514
Accumulated undistributed net
  realized gain (loss) on investments ....     (402,056)         882,880         596,417
Net unrealized appreciation
  on investments (Note 3) ................    3,321,414       21,625,242      22,786,012
                                          -------------    -------------   -------------
                                          $ 151,002,909    $ 490,136,472   $ 348,094,943
                                          =============    =============   =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                               See Notes to Financial Statements


30      1-800-345-2021


Statements of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)

                                        LIMITED-TERM  INTERMEDIATE-       LONG-TERM
                                            TAX-FREE  TERM TAX-FREE        TAX-FREE
INVESTMENT INCOME
Income:
Interest ............................   $  3,186,794   $ 11,605,811    $  8,998,028
                                        ------------   ------------    ------------
Expenses (Note 2):
Management fees .....................        376,544      1,195,017         849,802
Trustees' fees and expenses .........          3,301          8,276           6,170
                                        ------------   ------------    ------------
                                             379,845      1,203,293         855,972
                                        ------------   ------------    ------------
Net investment income ...............      2,806,949     10,402,518       8,142,056
                                        ------------   ------------    ------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
(NOTE 3)
Net realized gain on investments ....        178,503      3,132,169       1,681,833
Change in net unrealized
  appreciation on investments .......        483,135     (2,058,696)     (2,512,870)
                                        ------------   ------------    ------------
Net realized and unrealized
  gain (loss) on investments ........        661,638      1,073,473        (831,037)
                                        ------------   ------------    ------------
Net Increase in Net Assets
  Resulting from Operations .........   $  3,468,587   $ 11,475,991    $  7,311,019
                                        ============   ============    ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF OPERATIONS--This statement breaks down how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

See Notes to Financial Statements


                                                 www.americancentury.com      31


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED) AND YEAR ENDED AUGUST 31, 1998

                                        LIMITED-TERM                   INTERMEDIATE-TERM                    LONG-TERM
                                          TAX-FREE                         TAX-FREE                          TAX-FREE
Increase in Net Assets              1999           1998              1999            1998               1999          1998

OPERATIONS
Net investment income ........$   2,806,949    $   5,160,591    $  10,402,518    $  20,402,484    $   8,142,056    $  15,874,999
Net realized gain
  on investments .............      178,503          253,098        3,132,169        3,919,772        1,681,833        2,963,978
Change in net unrealized
  appreciation on
  investments ................      483,135        1,302,650       (2,058,696)       5,632,637       (2,512,870)       8,929,558
                              -------------    -------------    -------------    -------------    -------------    -------------
Net increase in net assets
  resulting from operations ..    3,468,587        6,716,339       11,475,991       29,954,893        7,311,019       27,768,535
                              -------------    -------------    -------------    -------------    -------------    -------------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income ...   (2,806,949)      (5,160,591)     (10,410,538)     (20,402,484)      (8,151,089)     (15,874,999)
From net realized gains on
  investment transactions ....         --               --         (4,848,583)      (5,651,243)      (2,740,719)      (5,354,293)
                              -------------    -------------    -------------    -------------    -------------    -------------
Decrease in net assets
  from distributions .........   (2,806,949)      (5,160,591)     (15,259,121)     (26,053,727)     (10,891,808)     (21,229,292)
                              -------------    -------------    -------------    -------------    -------------    -------------

CAPITAL SHARE
TRANSACTIONS
Proceeds from shares sold ....   43,745,487       43,612,098       85,940,777      155,826,396       72,766,847       98,878,179
Proceeds from reinvestment
  of distributions ...........    1,818,189        3,439,775       11,516,286       19,653,179        7,590,445       14,613,846
Payments for shares
  redeemed ...................  (25,358,992)     (45,102,215)     (64,141,300)    (154,216,741)     (53,875,216)     (99,508,180)
                              -------------    -------------    -------------    -------------    -------------    -------------
Net increase in net assets
  from capital share
  transactions ...............   20,204,684        1,949,658       33,315,763       21,262,834       26,482,076       13,983,845
                              -------------    -------------    -------------    -------------    -------------    -------------
Net increase in net assets ...   20,866,322        3,505,406       29,532,633       25,164,000       22,901,287       20,523,088

NET ASSETS
Beginning of period ..........  130,136,587      126,631,181      460,603,839      435,439,839      325,193,656      304,670,568
                              -------------    -------------    -------------    -------------    -------------    -------------
End of period ................$ 151,002,909    $ 130,136,587    $ 490,136,472    $ 460,603,839    $ 348,094,943    $ 325,193,656
                              =============    =============    =============    =============    =============    =============
Undistributed net
  investment income ..........         --               --               --      $       8,020             --      $       9,033
                              =============    =============    =============    =============    =============    =============

TRANSACTIONS IN
SHARES OF THE FUNDS
Sold .........................    4,183,233        4,214,707        7,542,848       13,806,443        6,217,969        8,544,372
Issued in reinvestment
  of distributions ...........      173,605          332,197        1,012,547        1,741,245          648,056        1,262,693
Redeemed .....................   (2,420,920)      (4,357,987)      (5,632,838)     (13,662,495)      (4,597,761)      (8,606,849)
                              -------------    -------------    -------------    -------------    -------------    -------------
Net increase .................    1,935,918          188,917        2,922,557        1,885,193        2,268,264        1,200,216
                              =============    =============    =============    =============    =============    =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

                                               See Notes to Financial Statements


32      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

FEBRUARY 28, 1999 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. California Limited-Term Tax-Free Fund (Limited-Term), California Intermediate-Term Tax-Free Fund (Intermediate-Term), and California Long-Term Tax-Free Fund (Long-Term) (the funds) are three of the seven funds issued by the trust. Each fund is diversified under the 1940 Act. The funds seek to obtain as high a level of interest income exempt from federal and California income taxes as is consistent with prudent investment management and conservation of shareholders' capital. The funds invest primarily in municipal obligations with maturities based on each fund's investment objective. The funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

     SECURITY VALUATIONS -- Portfolio securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS --Distributions from net investment income for the funds are declared daily and distributed monthly. Distributions from net realized gains for the funds are declared and paid annually.

     At August 31, 1998, accumulated net realized capital loss carryovers of $580,559 for Limited-Term (expiring 2003 through 2004) may be used to offset future taxable gains.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     FUTURES CONTRACTS -- Each fund may buy and sell interest rate futures contracts relating to debt securities. Each fund may use futures transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index. One of the risks of entering into futures contracts may include the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at February 28, 1999.

     ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the trust's distributor. Certain officers of FDI are also officers of the trust.


                                                 www.americancentury.com      33


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) that provides each fund with investment advisory and management services in exchange for a single, unified management fee. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1625% to 0.2800% and the rates for the Complex Fee range from 0.2900% to 0.3100%. For the six months ended February 28, 1999, the effective annual management fee was 0.51% for Limited-Term, Intermediate-Term, and Long-Term.

    Certain officers and Trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the trust's investment manager, ACIM, and the trust's transfer agent, American Century Services Corporation.

    As of February 28, 1999, Limited-Term, Intermediate-Term, and Long-Term had invested $7,751, $10,117, and $7,247, respectively, in shares of California Tax-Free Money Market Fund, which is also managed by ACIM. The terms of such transactions were identical to those with non-related entities except that, to avoid duplicative management fees, the funds did not pay ACIM management fees with respect to assets invested in California Tax-Free Money Market.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Investment transactions, excluding short-term investments, were as follows:

                         LIMITED-TERM     INTERMEDIATE-TERM      LONG-TERM
                           TAX-FREE           TAX-FREE           TAX FREE
PURCHASES
Municipal Obligations .. $53,825,479       $145,027,842         $128,883,986

PROCEEDS FROM SALES
Municipal Obligations .. $35,096,054       $123,570,116         $103,126,976

    On February 28, 1999, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                         LIMITED-TERM     INTERMEDIATE-TERM      LONG-TERM
                           TAX-FREE           TAX-FREE           TAX FREE
Appreciation ...........  $3,326,093        $22,143,865        $23,239,160
Depreciation ...........    (4,679)          (518,623)          (453,148)
                        --------------     --------------     --------------
Net ....................  $3,321,414        $21,625,242        $22,786,012
                        ==============     ==============     ==============

    The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.


34      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
4. BANK LOANS

    Effective December 18, 1998, the funds, along with other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The funds did not borrow from the line during the period December 18, 1998 through February 28, 1999.

--------------------------------------------------------------------------------
5. SUBSEQUENT EVENTS

  The following name changes became effective March 1, 1999:

           =====================================================================
           NEW NAME                      FORMER NAME
           =====================================================================
  FUND:    California Limited-Term       American Century - Benham
           Tax-Free Fund                 California Limited-Term Tax-Free Fund

  FUND:    California                    American Century - Benham
           Intermediate-Term             California Intermediate-Term
           Tax-Free Fund                 Tax-Free Fund

  FUND:    California Long-Term          American Century - Benham
           Tax-Free Fund                 California Long-Term Tax-Free Fund


                                                 www.americancentury.com      35


Cal. Limited-Term Tax-Free--Financial Highlights

--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31 (EXCEPT AS NOTED)

                                          1999(1)            1998            1997          1996            1995           1994
PER-SHARE DATA
Net Asset Value,
Beginning of Period .................$     10.43       $     10.30    $     10.19    $     10.23    $     10.12    $     10.34
                                     -----------       -----------    -----------    -----------    -----------    -----------
Income From Investment Operations
  Net Investment Income .............       0.20              0.42           0.43           0.43           0.41           0.38
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .       0.04              0.13           0.11          (0.04)          0.11          (0.18)
                                     -----------       -----------    -----------    -----------    -----------    -----------
  Total From Investment Operations ..       0.24              0.55           0.54           0.39           0.52           0.20
                                     -----------       -----------    -----------    -----------    -----------    -----------
Distributions
  From Net Investment Income ........      (0.20)            (0.42)         (0.43)         (0.43)         (0.41)         (0.38)
  In Excess of Net Realized Gains ...       --                --             --             --             --            (0.04)
                                     -----------       -----------    -----------    -----------    -----------    -----------
  Total Distributions ...............      (0.20)            (0.42)         (0.43)         (0.43)         (0.41)         (0.42)
                                     -----------       -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Period ......$     10.47       $     10.43    $     10.30    $     10.19    $     10.23    $     10.12
                                     ===========       ===========    ===========    ===========    ===========    ===========
  Total Return(2) ...................       2.27%             5.40%          5.42%          3.87%          5.33%          1.90%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ...............       0.51%(3)          0.52%          0.49%          0.49%          0.51%          0.51%
Ratio of Net Investment Income
to Average Net Assets ...............       3.76%(3)          4.02%          4.20%          4.20%          4.10%          3.68%
Portfolio Turnover Rate .............         24%               44%            47%            44%            50%            66%
Net Assets, End of Period
(in thousands) ......................$   151,003       $   130,137    $   126,631    $   103,707    $   104,723    $   120,627

(1) Six months ended February 28, 1999 (unaudited).

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                               See Notes to Financial Statements


36      1-800-345-2021


Cal. Int.-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31 (EXCEPT AS NOTED)

                                          1999(1)       1998        1997        1996        1995        1994
PER-SHARE DATA
Net Asset Value,
Beginning of Period ....................  $11.37       $11.27      $11.05      $11.06      $10.86      $11.36
                                        ----------   ---------   ---------   ---------   ---------   ---------
Income From Investment Operations
  Net Investment Income ................   0.25         0.52        0.54        0.54        0.54        0.54
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ....   0.03         0.25        0.25       (0.01)       0.20       (0.41)
                                        ----------   ---------   ---------   ---------   ---------   ---------
  Total From Investment Operations .....   0.28         0.77        0.79        0.53        0.74        0.13
                                        ----------   ---------   ---------   ---------   ---------   ---------
Distributions
  From Net Investment Income ...........  (0.25)       (0.52)      (0.54)      (0.54)      (0.54)      (0.54)
  From Net Realized Gains on
  Investment Transactions ..............  (0.11)       (0.15)      (0.03)        --          --        (0.08)
  In Excess of Net Realized Gains ......    --           --          --          --          --        (0.01)
                                        ----------   ---------   ---------   ---------   ---------   ---------
  Total Distributions ..................  (0.36)       (0.67)      (0.57)      (0.54)      (0.54)      (0.63)
                                        ----------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period .........  $11.29       $11.37      $11.27      $11.05      $11.06      $10.86
                                        ==========   =========   =========   =========   =========   =========
  Total Return(2) ......................   2.51%        7.00%       7.39%       4.79%       7.09%       1.11%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .................. 0.51%(3)       0.51%       0.48%       0.48%       0.48%       0.48%
Ratio of Net Investment Income
to Average Net Assets .................. 4.40%(3)       4.60%       4.81%       4.87%       5.02%       4.82%
Portfolio Turnover Rate ................    26%          28%         42%         36%         25%         44%
Net Assets, End of
Period (in thousands) .................. $490,136     $460,604    $435,440    $430,950    $417,550    $448,293

(1) Six months ended February 28, 1999 (unaudited).

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      37


Cal. Long-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31 (EXCEPT AS NOTED)

                                           1999(1)       1998        1997        1996        1995        1994
PER-SHARE DATA
Net Asset Value,
Beginning of Period .....................  $11.72       $11.48      $11.06      $10.94      $10.88      $12.02
                                         ----------   ---------   ---------   ---------   ---------   ---------
Income From Investment Operations
  Net Investment Income .................   0.28         0.59        0.61        0.61        0.62        0.63
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .....  (0.02)        0.44        0.44        0.12        0.12       (0.71)
                                         ----------   ---------   ---------   ---------   ---------   ---------
  Total From Investment Operations ......   0.26         1.03        1.05        0.73        0.74       (0.08)
                                         ----------   ---------   ---------   ---------   ---------   ---------
Distributions
  From Net Investment Income ............  (0.28)       (0.59)      (0.61)      (0.61)      (0.62)      (0.63)
  From Net Realized Gains on
  Investment Transactions ...............  (0.10)       (0.20)      (0.02)        --        (0.06)      (0.43)
                                         ----------   ---------   ---------   ---------   ---------   ---------
  Total Distributions ...................  (0.38)       (0.79)      (0.63)      (0.61)      (0.68)      (1.06)
                                         ----------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ..........  $11.60       $11.72      $11.48      $11.06      $10.94      $10.88
                                         ==========   =========   =========   =========   =========   =========
  Total Return(2) .......................   2.20%        9.25%       9.70%       6.77%       7.21%      (0.78)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ................... 0.51%(3)       0.51%       0.48%       0.48%       0.49%       0.48%
Ratio of Net Investment Income
to Average Net Assets ................... 4.84%(3)       5.07%       5.40%       5.48%       5.84%       5.51%
Portfolio Turnover Rate .................    31%          36%         50%         42%         60%         62%
Net Assets, End of Period
(in thousands) .......................... $348,095     $325,194    $304,671    $288,022    $276,085    $277,477

(1) Six months ended February 28, 1999 (unaudited).

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                               See Notes to Financial Statements


38      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     CALIFORNIA LIMITED-TERM TAX-FREE seeks to provide interest income exempt from both federal and California state income taxes. The fund invests primarily in California municipal securities and maintains a weighted average maturity of five years or less.

     CALIFORNIA INTERMEDIATE-TERM TAX-FREE seeks to provide interest income exempt from both federal and California state income taxes. The fund invests primarily in California municipal securities and maintains a weighted average maturity of 5-10 years.

     CALIFORNIA LONG-TERM TAX-FREE seeks to provide interest income exempt from federal and California state income taxes. The fund invests primarily in California municipal securities and maintains a weighted average maturity of 10 years or more.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.


     The LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX is composed of more than 4,000 municipal bonds with maturities of 2-4 years. The average credit rating of the securities in the index is AA1/AA2. The index's average maturity is 3 years

     The LEHMAN BROTHERS 5-YEAR GENERAL OBLIGATION (GO) INDEX is composed of more than 5,000 municipal bonds with maturities of 4-6 years. The average credit rating of the securities in the index is AA1/AA2. The index's average maturity is approximately 5 years.

     THE LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of more than 2,800 municipal bonds with maturities greater than 22 years. The average credit rating of the securities in the index is AA2/AA3. The index's average maturity is approximately 27 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     CALIFORNIA SHORT-INTERMEDIATE MUNICIPAL DEBT FUNDS (Limited-Term Tax-Free) --funds that invest at least 65% of assets in municipal debt issues that are exempt from taxation in California with dollar-weighted average maturities of 1-5 years.

     CALIFORNIA INTERMEDIATE MUNICIPAL DEBT FUNDS (Intermediate-Term Tax-Free) --funds that invest at least 65% of assets in municipal debt issues that are exempt from taxation in California with dollar-weighted average maturities of 5-10 years.

     CALIFORNIA MUNICIPAL DEBT FUNDS (Long-Term Tax-Free)--funds that invest at least 65% of assets in municipal debt issues that are exempt from taxation in California.

[right margin]

INVESTMENT TEAM LEADERS

  PORTFOLIO MANAGERS
     DAVE MACEWEN
     COLLEEN DENZLER
     JOEL SILVA

  CREDIT RESEARCH DIRECTOR
     STEVEN PERMUT

CREDIT RATING GUIDELINES

       CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS STANDARD & POOR'S AND MOODY'S. THEY ARE BASED ON AN ISSUER'S FINANCIAL STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

       SECURITIES RATED AAA, AA, A, OR BBB ARE CONSIDERED "INVESTMENT-GRADE" SECURITIES, MEANING THEY ARE RELATIVELY SAFE FROM DEFAULT. HERE ARE THE MOST COMMON CREDIT RATINGS AND THEIR DEFINITIONS:

*      AAA--EXTREMELY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*      AA--VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*      A--STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*      BBB--GOOD ABILITY TO MEET FINANCIAL OBLIGATIONS.

       IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.


                                                 www.americancentury.com      39


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a combined California and federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT--one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

* YIELD CURVE--a graphic representation of the relationship between maturity and yield for fixed-income securities.

STATISTICAL TERMINOLOGY

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

*  WEIGHTED  AVERAGE   MATURITY   (WAM)--a  measure  of  the  sensitivity  of  a
fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION--a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* COPS (CERTIFICATES OF PARTICIPATION)/ LEASES--securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation represent long-term debt obligations, but leases have a higher risk profile because they require annual appropriation.

* GO (GENERAL OBLIGATION) BONDS--securities backed by the taxing power of the issuer.

* LAND-SECURED BONDS--securities such as Mello-Roos bonds and 1915 Act bonds that are issued to finance real estate development projects.


40      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* PREREFUNDED/ETM BONDS--securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS--securities backed by revenues from sales taxes or from a specific project, system, or facility (such as a hospital, electric utility, or water system).

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION--Offers taxable and tax-free money market funds for relative stability of principal and liquidity, allowing maximum portfolio diversification.

* INCOME--Offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME--Offers funds that emphasize both growth and income, diversification, varying capitalization sizes, and different investment styles and strategies.

* GROWTH--Offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

* CONSERVATIVE--these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE-- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE-- these funds generally provide high return potential with corresponding high price fluctuation risk.


                                                 www.americancentury.com      41


Notes
--------------------------------------------------------------------------------


42      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      43


Notes
--------------------------------------------------------------------------------


44      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Equity Income
   Conservative

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

9904                                                    Funds Distributor, Inc.
SH-BKT-15980                      (c)1999 American Century Services Corporation

[front cover]
                                                              FEBRUARY 28, 1999

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

[graphic of stairs]

AMERICAN CENTURY
---------------------------------
CALIFORNIA HIGH-YIELD MUNICIPAL
CALIFORNIA INSURED TAX-FREE

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]

AMERICAN CENTURY KEEPS WITH TRADITION
--------------------------------------------------------------------------------

FOLLOWING BENHAM'S FOOTSTEPS

On March 1, we made it easier for you to do business with us. We simplified our organizational structure by eliminating the venerable Benham and Twentieth Century names, and putting all our funds under American Century. The name change will not affect your funds' investment management--the proven Benham investment philosophy, experienced portfolio management teams, and legacy of innovation and high-quality performance remain.

CONSISTENT, SOLID PERFORMANCE--We'll continue to adhere to the investment practices that have helped our fixed-income funds perform so well over the years. In 1998, two-thirds of American Century bond funds beat their peer group average, according to Lipper, Inc.

CONSISTENT INVESTMENT PHILOSOPHY--American Century fixed-income funds will continue to offer a "pure play" on their sector of the market, as they did under Benham.

CONTINUITY OF THE MANAGEMENT TEAM--The investment process is not all that remains the same; we've retained our core team of experienced fixed-income portfolio managers.

    * Experience--The more than 35 fixed-income investment professionals at American Century have an average of nine years of investment management experience.

    * Bigger and better--Since American Century was formed, we've doubled the size of the original Benham management team in our Mountain View, California office.

TRADITION OF INNOVATION--Like Benham before it, American Century is a leader in fixed-income fund innovation. For example, we introduced a total of four new fixed-income funds in the last three years, including the first no-load inflation-adjusted bond fund.

We continue to run our fixed-income operation from our offices in Mountain View, California, which is also home to our walk-in Investor Center.

We look forward to continuing to meet your fixed-income investment needs in the Benham tradition.

WHAT'S NEW . . .

     We now classify our funds in easy-to-remember categories based on objective and risk. The four objective categories are: CAPITAL PRESERVATION, INCOME, GROWTH AND INCOME, and GROWTH. The three risk categories are: CONSERVATIVE, MODERATE, and AGGRESSIVE. This new classification system makes it easier for investors to identify which funds are right for them.

     Turn to the inside back cover of this report to see a list of the funds classified by objective and risk. For definitions of the fund categories, see the Glossary.

Past performance is no guarantee of future results.

[left margin]

CALIFORNIA HIGH-YIELD MUNICIPAL
(BCHYX)
--------------------------------------

CALIFORNIA INSURED TAX-FREE
(BCINX)
--------------------------------------


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     During the six-month period ended February 28, 1999, the financial markets experienced a dramatic shift in expectations. Six months ago, the economic outlook appeared grim--financial problems in Asia, Russia, and Latin America led to expectations of an impending U.S. economic slowdown. That sent the domestic stock market reeling and pushed U.S. bond yields to record lows.

     But expectations began to change in the fourth quarter of 1998. The Federal Reserve cut interest rates three times in six weeks, bolstering confidence in the economy. That, in turn, brought greater stability to U.S. financial markets and eventually produced a stock market rebound.

     By early 1999, reports of the strongest quarterly economic surge in two years caught investors by surprise. Bond yields rose reflexively amid higher inflation expectations, but productivity gains and competitive pressures kept inflation at its lowest level in a dozen years.

     The resiliency of California's economy was especially surprising. With many Asian economies--including six of the state's ten biggest export markets--at a standstill, there were concerns that the economic stagnation would spread to California. However, the state's economy hardly missed a beat and is now as healthy as it has been in a decade.

     This economic environment has been positive for California municipal bonds. All seven of American Century's California municipal funds, ranging from money market portfolios to long-term and high-yield bond funds, produced above-average returns during the past six months, as well as over longer time periods (according to Lipper Inc.). We've been investing in the California municipal market for more than 15 years, and the consistent performance of our California funds reflects that experience.

     At American Century, we've recently made some changes in the way we classify our funds that we hope will make it easier for you to identify and select the funds that best meet your investment needs. We reorganized our family of 71 funds based on investment goals and risk level (see the front and back inside covers of this report for more details).

     In addition, California municipal fund shareholders were the first to receive our new simplified prospectus. This document provides the fund information you need in clear and straightforward language, and it includes helpful tips and definitions of investment terms.

     We want your experience with American Century to be rewarding, and we appreciate your continued confidence in us.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer

[right margin]

              Table of Contents
   Report Highlights .......................................................   2
   Market Perspective ......................................................   3
CALIFORNIA HIGH-YIELD MUNICIPAL
   Performance Information .................................................   4
   Management Q&A ..........................................................   5
   Portfolio Composition
      by Credit Rating .....................................................   6
   Top Five Sectors ........................................................   7
   Schedule of Investments .................................................   8
CALIFORNIA INSURED TAX-FREE
   Performance Information .................................................  14
   Management Q&A ..........................................................  15
   Top Five Sectors ........................................................  16
   Portfolio Composition
      by Credit Rating .....................................................  17
   Schedule of Investments .................................................  18
FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities ..........................................................  21
   Statements of Operations ................................................  22
   Statements of Changes
      in Net Assets ........................................................  23
   Notes to Financial
      Statements ...........................................................  24
   Financial Highlights ....................................................  26
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies ......................................................  28
      Comparative Indices ..................................................  28
      Lipper Rankings ......................................................  28
      Investment Team
         Leaders ...........................................................  28
      Credit Rating
         Guidelines ........................................................  28
   Glossary ................................................................  29


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Municipal bonds posted modestly positive returns during the six months ended February 28, 1999.

* Short- and intermediate-term municipal bonds produced modest price gains as their yields fell slightly. They outperformed long-term municipals, whose yields rose a little.

* Bond yields fell and prices rose early in the period as the Federal Reserve cut short-term interest rates three times, but yields rose in early 1999 as the U.S. economy surged.

* Municipal bonds outperformed Treasury securities in terms of total return, thanks to improving supply and demand conditions. However, municipal yields are still attractive relative to Treasury yields.

CALIFORNIA HIGH-YIELD MUNICIPAL

* The fund outperformed the average California municipal debt fund while offering a significantly higher yield.

* The "neutral" duration of the portfolio during a volatile environment for bonds helped California High-Yield Municipal outperform other funds.

* Fund performance was also bolstered by the portfolio's 45% position in unrated bonds, which performed well as credit spreads tightened.

* California High-Yield Municipal continued to adhere to its long-standing investment practices, which emphasize a value approach and individual security selection instead of targeting sectors.

* It appears as though the California economy will remain robust, which should help California municipal securities. Rapid growth in the high-tech, biotech, and entertainment sectors has offset weakened overseas demand for California goods.

CALIFORNIA INSURED TAX-FREE

* The fund outperformed the average California insured municipal debt fund while offering a higher yield.

* Because of our expectations for lower interest rates, the portfolio had a longer-than-average duration and focused on discount bonds (bonds with lower-than-prevailing interest rates)

*   The  longer  duration  allowed   California  Insured  Tax-Free  to  cap-ture
    additional price gains when interest rates fell. The discount bonds gave the portfolio some protection from refinancing by municipal bond issuers.

* Looking ahead, market conditions appear to be favorable for municipal bonds, so we plan to maintain the fund's current positioning.

[left margin]

      CALIFORNIA HIGH-YIELD MUNICIPAL
                  (BCHYX)
TOTAL RETURNS:               AS OF 2/28/99
    6 Months                        2.40%*
    1 Year                           6.59%
NET ASSETS:                 $342.4 million
30-DAY SEC YIELD:                    4.58%
INCEPTION DATE:                   12/30/86

       CALIFORNIA INSURED TAX-FREE
                  (BCINX)
TOTAL RETURNS:               AS OF 2/28/99
    6 Months                        2.23%*
    1 Year                           6.06%
NET ASSETS:                 $228.6 million
30-DAY SEC YIELD:                    3.97%
INCEPTION DATE:                   12/30/86

* Not annualized.

See Total Returns on pages 4 and 14. Investment terms are defined in the Glossary on page 29.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
/photo of Randall W. Merk/
Randall W. Merk, chief investment officer of fixed income

MUNICIPAL BOND PERFORMANCE

     Amid several powerful shifts in market sentiment, municipal securities posted modestly positive returns during the six months ended February 28, 1999. Their performance was primarily dictated by changes in interest rates. Rates fell in September and October but crept higher during much of the remainder of the period.

     Short- and intermediate-term municipal bonds outperformed long-term municipals during the period (see the accompanying table). Short- and intermediate-term yields fell slightly overall, producing modest price gains in these sectors of the market. In contrast, long-term municipal yields actually rose a little.

STRONGER-THAN-EXPECTED  ECONOMIC CONDITIONS

     Despite initial fears to the contrary, the U.S. economy continued to grow at a healthy pace during the past six months. At the start of the period, bond investors were optimistic because they felt that the Federal Reserve (the Fed) would need to lower interest rates to stimulate U.S. economic growth and combat a slowing global economy. Those expectations, and the three Fed interest rate cuts that followed, supported a bond market rally that lasted through mid-October.

     By November, however, the factors that had driven the bond rally began to unwind. The Fed's actions helped restore confidence in the U.S. stock market, and investors began to shy away from bonds. In early 1999, bond investors worried that the U.S. economy's impressive growth--which climbed to a 6% annual rate during the final three months of 1998--could ignite inflation and prompt the Fed to reverse course.

MUNICIPALS GAIN GROUND

     In 1998, municipal bonds underperformed Treasury bonds, primarily because of supply and demand factors. In the municipal market, demand was sporadic, while supply increased as many issuers took advantage of the low interest rate environment. In contrast, Treasurys benefited from strong demand amid a global flight to safety, and supply shrank as the federal budget surplus reduced the government's borrowing needs. By October, municipal and Treasury yields were as tight as they had been in a decade (see the chart at right).

     In the first two months of this year, however, the tide turned in favor of municipal bonds, thanks to diminished supply and firmer demand. Meanwhile, flight-to-quality demand in the Treasury market began to dry up. As the chart illustrates, Treasury and municipal yields widened out quite a bit at the end of the period.

     Even after outperforming Treasurys in recent months, municipal bonds still offer attractive yields on a tax-equivalent basis. As of February 28, an investor in the highest federal tax bracket (39.6%) could earn a tax-adjusted yield of nearly 7% on a 10-year AAA rated municipal bond, well above the 5.24% yield on a 10-year U.S. Treasury bond.

[right margin]

"EVEN AFTER OUTPERFORMING TREASURYS IN RECENT MONTHS, MUNICIPAL BONDS STILL OFFER ATTRACTIVE YIELDS ON A TAX-EQUIVALENT BASIS."

MUNICIPAL BOND INDEX RETURNS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 1999
   LEHMAN THREE-YEAR
      MUNICIPAL INDEX              2.53%
   LEHMAN FIVE-YEAR GENERAL
      OBLIGATION INDEX             2.72%
   LEHMAN LONG-TERM
      MUNICIPAL INDEX              2.24%

Source: Lipper Inc., Frank Russell Co.

[line graph - data below]

10-YEAR TREASURY YIELDS VS.
10-YEAR AAA MUNICIPAL YIELDS
                    10-Year            10-Year
                 AAA Municipal         Treasury
8/31/98              4.27%              4.96%
9/15/98              4.23%              4.84%
9/30/98              4.14%              4.37%
10/15/98             4.02%              4.32%
10/31/98             4.10%              4.54%
11/15/98             4.22%              4.80%
11/30/98             4.16%              4.71%
12/15/98             4.10%              4.62%
12/31/98             4.14%              4.63%
1/15/99              4.15%              4.68%
1/31/99              4.05%              4.63%
2/15/99              4.08%              5.05%
2/28/99              4.15%              5.24%

Source: Bloomberg Financial Markets


                                                  www.americancentury.com      3


California High-Yield Municipal--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF FEBRUARY 28, 1999

                    CALIFORNIA         LEHMAN LONG-TERM    CALIFORNIA MUNICIPAL DEBT FUNDS(2)
                HIGH-YIELD MUNICIPAL   MUNI BOND INDEX      AVERAGE RETURN   FUND'S RANKING
6 MONTHS(1)             2.40%               2.24%               2.09%              --
1 YEAR                  6.59%               6.40%               5.43%         3 OUT OF 107
===========================================================================================
AVERAGE ANNUAL RETURNS
===========================================================================================
3 YEARS                 7.97%               7.99%               6.49%          3 OUT OF 91
5 YEARS                 7.22%               7.43%               6.04%          4 OUT OF 65
10 YEARS                8.18%               9.11%               7.58%          4 OUT OF 33

The fund's inception date was 12/30/86.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 28-29 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 2/28/99
Lehman Long-Term Municipal Bond Index       $23,922
California High-Yield Municipal             $21,953

                  California            Lehman Long-Term
             High-Yield Municipal     Municipal Bond Index
DATE                 VALUE                  VALUE
2/28/89             $10,000                $10,000
2/28/90             $10,877                $11,108
2/28/91             $11,608                $12,141
2/29/92             $12,711                $13,521
2/28/93             $14,333                $15,730
2/28/94             $15,485                $16,716
2/28/95             $15,531                $16,876
2/29/96             $17,397                $18,996
2/28/97             $18,609                $20,170
2/28/98             $20,586                $22,483
2/28/99             $21,953                $23,922

$10,000 investment made 2/28/89

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman Long-Term Municipal Bond Index is provided for comparison in each graph. California High-Yield Municipal's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED FEBRUARY 28)
                 California            Lehman Long-Term
            High-Yield Municipal     Municipal Bond Index
DATE               RETURN                 RETURN
2/28/90             8.77%                 11.08%
2/28/91             6.72%                  9.30%
2/29/92             9.50%                 11.37%
2/28/93            12.76%                 16.33%
2/28/94             8.04%                  6.27%
2/28/95             0.30%                  0.96%
2/29/96            12.01%                 12.56%
2/28/97             6.97%                  6.18%
2/28/98            10.62%                 11.47%
2/28/99             6.59%                  6.40%


4      1-800-345-2021


California High-Yield Municipal--Q&A
--------------------------------------------------------------------------------
/photo of Steven Permut/

     An interview with Steven Permut, a portfolio manager on the California Tax-Free and Municipal funds investment team.

HOW DID CALIFORNIA HIGH-YIELD MUNICIPAL PERFORM DURING THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 1999?

     California High-Yield Municipal continued to perform well versus other funds. It returned 2.40%, compared with the 2.09% average total return of the 108 "California Municipal Debt Funds" tracked by Lipper Inc. The portfolio's longer-term returns also consistently beat the average California municipal fund. (See the previous page for additional performance comparisons.)

     In addition, California High-Yield Municipal performed well in terms of yield. The portfolio's 30-day SEC yield* as of February 28 was 4.58%, compared with the 3.75% yield of the average California municipal fund, according to Lipper.

WHAT INVESTMENT STRATEGIES HELPED CALIFORNIA HIGH-YIELD MUNICIPAL?

     There were several factors behind the portfolio's relatively strong performance. First, we kept its duration--which measures its sensitivity to changes in interest rates--"neutral," or in line with the average duration of a peer group of similar funds. The longer a fund's duration, the more the share price will rise or fall when interest rates change. The shorter a fund's duration, the less its share price will fluctuate in response to changing rates.

     Throughout the period, expectations about U.S. economic growth and the potential for more inflation and higher interest rates changed rapidly. That uncertainty translated into bond market volatility and caused funds with durations that were too short or too long to suffer compared with those that remained "duration neutral."

WHAT WERE OTHER KEY FACTORS BEHIND THE FUND'S PERFORMANCE?

     About 45% of California High-Yield Municipal's portfolio consisted of unrated bonds. These bonds were helped by the ongoing tightening of credit spreads, which refers to a narrowing of the gap between the yields of bonds of varying credit quality. The lower a bond's credit quality (based on the ability of its issuer to make timely interest and principal payments), the more yield it generally carries as compensation for that risk.

     During the past six months, however, the incremental yield that lower-quality (including unrated) bonds offered diminished for a variety of reasons. First, issuers increasingly sought municipal bond insurance and the AAA rating it carries, so there were fewer unrated bonds that came to market. Second, unrated bonds were in strong demand by individual investors who desired high yields in a declining * Although California High-Yield Municipal's yield may be significantly higher than the yields of other fixed-income funds that purchase higher-rated securities, this higher yield is generally based on the greater credit risk of the securities in the fund's portfolio.

[right margin]

"CALIFORNIA HIGH-YIELD MUNICIPAL CONTINUED TO PERFORM WELL VERSUS OTHER FUNDS."

YIELDS AS OF FEBRUARY 28, 1999

  30-DAY SEC YIELD                 4.58%

  30-DAY TAX-EQUIVALENT YIELDS
    34.70% TAX BRACKET             7.01%
    37.42% TAX BRACKET             7.32%
    41.95% TAX BRACKET             7.89%
    45.22% TAX BRACKET             8.36%

PORTFOLIO AT A GLANCE
                            2/28/99           8/31/98
NUMBER OF SECURITIES          166               146
WEIGHTED AVERAGE
   MATURITY                20.0 YRS          20.8 YRS
AVERAGE DURATION            7.5 YRS           7.9 YRS
EXPENSE RATIO               0.54%*             0.54%

* Annualized.

Investment terms are defined in the Glossary on page 29.


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California High-Yield Municipal--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

interest rate environment. Finally, the continued strength of California's economy led to fewer credit concerns and more credit upgrades.

HOW DID THAT ENVIRONMENT AFFECT CALIFORNIA HIGH-YIELD MUNICIPAL'S  UNRATED
BONDS?

     At the beginning of the period, the spread between unrated bonds and the highest-rated AAA bonds was about 75 basis points (0.75%--a basis point equals 0.01%). By the end of February, that spread had narrowed to about 65 basis points. As yields converged, unrated securities generally outperformed higher-rated bonds in terms of total return.

THE FUND ALSO BENEFITED FROM SOME BONDS THAT WERE PREREFUNDED. WHAT IS PREREFUNDING AND HOW DID IT HELP THE PORTFOLIO?

     Through a somewhat complicated process, a municipal bond issuer that wants to reduce the cost of its debt refinances older--usually high-yielding--bonds. A prerefunded bond isn't retired when it's refinanced. Instead, it's backed by U.S. Treasury securities and assumes a higher credit rating and a shorter call date. (The call date is the first opportunity the issuer has to refinance the old bond.) A shorter-maturity, higher-rated bond tends to have a lower yield than a longer-maturity, lower-rated security. When several of our holdings went from being long-maturity, unrated bonds to shorter-maturity, AAA bonds, their yields fell substantially and their prices--which move in the opposite direction of yields--surged as much as 10-20%.

HEALTHCARE BONDS WERE ONE AREA OF THE CALIFORNIA MUNICIPAL MARKET THAT STRUGGLED DURING THE PAST SIX MONTHS. WHAT WAS BEHIND THEIR PROBLEMS AND HOW DID IT AFFECT THE FUND?

     When a large hospital system in Pennsylvania filed for bankruptcy in 1998, it cast a pall on the entire healthcare sector. Fortunately, the fund had a light weighting relative to its peers in healthcare bonds, and their underperformance had only a very slight effect on the fund's return. By the end of the period, we selectively added some healthcare bonds--such as those issued by hospitals, long-term care facilities, and nursing homes--at what we felt were attractive prices.

     This is a good time to remind investors that our sector weightings are a byproduct of our individual bond selection; we don't focus on underweighting and overweighting sectors. At the core of our security selection process is an experienced research team that attempts to stay ahead of the market by identifying under- or fairly-valued securities that have the potential to appreciate as a result of improving credit quality. At the same time, we try to avoid securities that we view as expensive given their prospects, as well as bonds that appear poised to suffer from future credit quality deterioration.

[left margin]

"ABOUT 45% OF CALIFORNIA HIGH-YIELD MUNICIPAL'S PORTFOLIO CONSISTED OF UNRATED BONDS."

PORTFOLIO COMPOSITION BY
CREDIT RATING
               % OF FUND INVESTMENTS
              AS OF             AS OF
             2/28/99           8/31/98
AAA            28%               26%
AA             2%                 9%
A              13%               12%
BBB            12%               13%
UNRATED        45%               40%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 28 for more information.

"UNRATED BONDS WERE IN STRONG DEMAND BY INDIVIDUAL INVESTORS WHO DESIRED HIGH YIELDS IN A DECLINING INTEREST RATE ENVIRONMENT."


6      1-800-345-2021

California High-Yield Municipal--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT'S YOUR OUTLOOK FOR THE CALIFORNIA HIGH-YIELD BOND MARKET?

     Let's start with interest rates, which likely will be the prime determinant of municipal bond performance. Amid contradictory signs about U.S. economic growth, inflationary pressures, and Federal Reserve policy, we think that interest rates will stay in a "trading range." At the end of February, interest rates appeared to be on the high side of that trading range, which suggests they could fall.

     From a credit quality standpoint, we think the California economy will remain robust, despite declining exports to recession-afflicted Asia. Weakened overseas demand for California goods has been offset by rapid growth in the high-tech, biotech, and entertainment sectors. We think those growth sectors will continue to post good results in 1999. As a result, our outlook calls for continued tight credit spreads and relatively good high-yield municipal bond performance.

GIVEN THAT OUTLOOK, WHAT WILL YOUR STRATEGY BE?

     We'll likely keep California High-Yield Municipal's duration neutral until we see more definitive signs about which way rates are headed. Even then, we'll only make slight adjustments to duration. We'll also continue to do what has led to the fund's strong performance over the past 10 years--use thorough bond-by-bond analysis to help identify opportunities and avoid problem areas.

[right margin]

"OUR SECTOR WEIGHTINGS ARE A BYPRODUCT OF OUR INDIVIDUAL BOND SELECTION; WE DON'T FOCUS ON UNDERWEIGHTING AND OVERWEIGHTING SECTORS."

TOP FIVE SECTORS (AS OF 2/28/99)
                             % OF FUND INVESTMENTS
LAND BASED                             27%
COPS/LEASES                            15%
TAX ALLOCATION REVENUE                 11%
TRANSPORTATION REVENUE                  7%
PREREFUNDED                             7%

TOP FIVE SECTORS (AS OF 8/31/98)
                             % OF FUND INVESTMENTS
LAND BASED                             27%
TRANSPORTATION REVENUE                 16%
HOSPITAL REVENUE                       13%
TAX AND REVENUE
   ANTICIPATION NOTES                   9%
GENERAL OBLIGATION                      8%

Security types are defined on pages 29-30.


                                                  www.americancentury.com      7


Cal. High-Yield Municipal--Sched. of Investments
--------------------------------------------------------------------------------

FEBRUARY 28, 1999 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES--96.6%
               $2,845,000  Alameda Corridor Transportation
                              Auth. Rev., Series 1999 A,
                              5.25%, 10/1/21 (MBIA)                 $  2,912,082
                2,000,000  Alameda Public Financing Auth.
                              Local Agency Rev., Series
                              1996 A, (Community Facility
                              District No. 1), 7.00%, 8/1/19           2,205,400
                1,000,000  American Canyon Joint Powers
                              Financing Auth. Lease Rev.,
                              (Civic-Recreation Facilities),
                              6.40%, 6/1/22                            1,053,180
                4,000,000  Anaheim Public Financing Auth.
                              Lease Rev., Series 1997 C,
                              (Public Improvements), 5.90%,
                              9/1/18 (FSA)(1)                          1,487,200
                1,000,000  Association of Bay Area
                              Governments Finance Auth.
                              Rev. COP, (Episcopal Homes
                              Foundation), 5.125%, 7/1/18                984,260
                3,000,000  Association of Bay Area
                              Governments Finance Auth.
                              Rev. COP, (Rhoda Haas
                              Goldman Plaza), 5.125%,
                              5/15/23 (California Mortgage
                              Insurance)                               2,966,940
                  700,000  Bishop, Escalon & Lemoore Cities
                              COP, Series 1991 A, 7.70%,
                              5/1/11                                     738,339
                1,000,000  Blythe Financing Auth. Water
                              Rev., 5.75%, 4/1/28                      1,027,530
                1,800,000  Blythe Redevelopment No. 1 Tax
                              Allocation, 5.80%, 5/1/28                1,858,464
                4,000,000  Bonita Canyon Public Facilities
                              Financing Auth. Special Tax,
                              (Community Facilities District
                              No. 98-1), 5.375%, 9/1/28                3,894,360
                3,000,000  Brawley COP, (Water System
                              Improvement), 6.40%, 12/1/06,
                              Prerefunded at 102% of Par(2)(3)         3,514,860
                1,250,000  Brea Community Facilities District
                              Special Tax, (Olinda Heights
                              No. 1997-1), 5.80%, 9/1/28               1,256,863
                2,000,000  Brea Olinda Unified School
                              District Community Facilities
                              Special Tax, (No. 95-1), 5.75%,
                              9/1/28                                   2,020,280
                2,500,000  Brentwood Infrastructure
                              Refinancing Auth. Rev., Series
                              1998-1, 5.875%, 9/2/28                   2,513,975
                1,540,000  Brisbane COP, (Capital
                              Improvement Refinancing),
                              6.00%, 4/1/18                            1,613,751
                1,000,000  Cabrillo Unified School District
                              GO, Series 1996 A, 5.95%,
                              8/1/17 (AMBAC)(1)                          399,200

Principal Amount                                                        Value
--------------------------------------------------------------------------------

               $1,850,000  California Community College
                              Financing Auth. Lease Rev.,
                              Series 1998 A, 4.625%,
                              9/1/23 (MBIA)                         $  1,751,340
                  500,000  California Educational Facilities
                              Auth. Rev., (California Lutheran
                              University), 7.375%, 12/1/16               532,295
                2,000,000  California Educational Facilities
                              Auth. Rev., (Los Angeles College
                              Chiropractic), 5.60%, 11/1/17            2,072,240
                1,000,000  California Educational Facilities
                              Auth. Rev., (Mills College),
                              6.875%, 9/1/02, Prerefunded
                              at 102% of Par(3)                        1,128,200
                1,000,000  California Educational Facilities
                              Auth. Rev., (University of San
                              Diego), 4.98%, 10/1/15
                              (AMBAC)(1)                                 445,240
                1,000,000  California Educational Facilities
                              Auth. Rev., Series 1993 B,
                              (Pooled College and University
                              Financing), 6.125%, 6/1/09               1,068,190
                2,000,000  California Educational Facilities
                              Auth. Rev., Series 1997 N,
                              (Stanford University), 5.20%,
                              12/1/27                                  2,037,420
                2,500,000  California Educational Facilities
                              Auth. Rev., Series 1998 A,
                              (Pooled College and University
                              Projects), 5.625%, 7/1/23                2,565,200
                4,000,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1989 A, (Kaiser Permanente),
                              7.15%, 10/1/12 (AMBAC)(1)                2,111,320
                1,000,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1998 A, (Casa De Las
                              Campanas), 5.25%, 8/1/20
                              (California Mortgage Insurance)          1,006,990
                  445,000  California Housing Finance
                              Agency Home Mortgage Rev.,
                              Series 1989 B, 8.00%, 8/1/29               458,083
                  300,000  California Housing Finance
                              Agency Home Mortgage Rev.,
                              Series 1990 C, 7.60%, 8/1/30               313,074
                1,955,000  California Housing Finance
                              Agency Home Mortgage Rev.,
                              Series 1997 B, 6.10%, 2/1/28
                              (MBIA)                                   2,082,231
                1,500,000  California Housing Finance
                              Agency Home Mortgage Rev.,
                              Series 1997 E, 6.10%, 8/1/29
                              (AMBAC)                                  1,601,340
                3,500,000  California Housing Finance
                              Agency Multi-Unit Mortgage
                              Rev., Series 1992 C, 6.875%,
                              8/1/24                                   3,723,510

                                               See Notes to Financial Statements


8      1-800-345-2021


Cal. High-Yield Municipal--Sched. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 1999 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

               $3,455,000  California Housing Finance
                              Agency Multifamily Mortgage
                              Rev., Series 1997 A,
                              5.95%, 8/1/28 (MBIA)                  $  3,634,695
                2,500,000  California Housing Finance
                              Agency Single Family Mortgage
                              Rev., Series 1997 A-1, 5.95%,
                              8/1/16                                   2,657,850
                2,960,000  California Housing Finance
                              Agency Single Family Mortgage
                              Rev., Series 1997 C-2, 5.65%,
                              2/1/25                                   3,066,086
                  400,000  California Public Capital
                              Improvements Financing Auth.
                              Rev., Series 1988 A, (Pooled
                              Project), 8.50%, 3/1/18                    407,472
                7,000,000  California Public Works Board
                              Lease Rev., Series 1998 A,
                              (California Community Colleges),
                              5.25%, 12/1/14                           7,356,720
                3,000,000  California Public Works Board
                              Lease Rev., Series 1998 A,
                              (California Community Colleges),
                              5.25%, 12/1/15                           3,135,150
                3,665,000  California State GO, 6.75%,
                              9/1/09(1)                                2,327,605
                1,555,000  California State and Local
                              Government Financing Auth.
                              Rev., (Marin Valley Mobile
                              Country-B), 7.50%, 10/1/24
                              (Acquired 3/13/97, Cost
                              $1,555,000)(4)                           1,658,501
                2,000,000  California State Public Works
                              Board Lease Rev. COP, Series
                              1993 D, (Department of
                              Corrections State Prisons),
                              5.25%, 6/1/15 (FSA)                      2,122,780
                7,000,000  California Statewide Communities
                              Development Auth. Lease Rev.,
                              Series 1997 A, (United Airlines),
                              5.70%, 10/1/33                           7,195,790
                1,000,000  California Statewide Communities
                              Development Auth. Rev. COP,
                              Series 1996 A, (Insurance
                              Health Facility, San Gabriel
                              Valley), 5.50%, 9/1/14
                              (California Mortgage Insurance)          1,024,920
                3,520,000  Central Valley Schools Financing
                              Auth. Tax and Rev. Anticipation
                              Notes, 3.50%, 1/27/00                    3,538,339
                  190,000  Clayton Improvement Bond Act
                              1915 Special Assessment,
                              (Oakhurst Assessment District),
                              8.00%, 9/2/14                              197,902
                   55,000  Clayton Improvement Bond Act
                              1915 Special Assessment,
                              Series 1988 A, (Oakhurst
                              Assessment District), 8.40%,
                              9/2/10                                      57,497

Principal Amount                                                        Value
--------------------------------------------------------------------------------

               $2,785,000  Coachella Redevelopment Agency
                              Tax Allocation, (Project Area
                              No. 3), 5.875%, 12/1/28               $  2,755,730
                4,500,000  Colton Public Financing Auth.
                              Rev., (Electric System), 7.50%,
                              10/1/03, Prerefunded at
                              101% of Par(3)                           5,259,825
                1,320,000  Compton Sewer Rev., 5.375%,
                              9/1/23                                   1,309,334
                  750,000  Contra Costa County Public
                              Financing Auth. Tax Allocation
                              Rev., Series 1992 A, 7.10%,
                              8/1/22                                     818,303
                1,000,000  Contra Costa County Public
                              Financing Lease Rev., Series
                              1999 A, 5.25%, 6/1/14
                              (MBIA)(5)                                1,056,800
                1,250,000  Contra Costa County Public
                              Financing Lease Rev., Series
                              1999 A, 5.25%, 6/1/15
                              (MBIA)(5)                                1,314,700
                  675,000  Corcoran COP, 8.75%, 6/1/16
                              (Acquired 4/28/92, Cost
                              $675,000)(4)                               744,471
                1,750,000  Corona Community Facilities
                              District Special Tax, (Eagle
                              Glen), 5.875%, 9/1/23                    1,745,468
                1,000,000  Davis Community Facility District
                              No. 1991-2 Special Tax,
                              Series 1992 B, 7.80%,
                              9/1/02, Prerefunded at 103%
                              of Par(3)                                1,164,840
                1,500,000  Del Mar Race Track Auth. Rev.,
                              6.20%, 8/15/11                           1,625,400
                  275,000  Fairfield Housing Auth. Rev.,
                              (Creekside Estates), 5.50%,
                              9/1/12                                     273,961
                  300,000  Fairfield Housing Auth. Rev.,
                              (Creekside Estates), 5.55%,
                              9/1/13                                     298,815
                  340,000  Fairfield Housing Auth. Rev.,
                              (Creekside Estates), 5.55%,
                              9/1/14                                     338,599
                1,215,000  Fairfield Housing Auth. Rev.,
                              (Creekside Estates), 5.625%,
                              9/1/23                                   1,208,585
                3,400,000  Fairfield Redevelopment Agency
                              Tax Allocation, 5.00%, 8/1/04            3,383,136
                3,000,000  Folsom Public Financing Auth.
                              Rev., Series1997 A, 6.875%,
                              9/2/19                                   3,105,390
                2,000,000  Folsom Special Tax, (Community
                              Facilities District No. 11),
                              5.65%, 9/1/18                            1,961,780
                1,750,000  Folsom Special Tax, (Community
                              Facilities District No. 11),
                              5.75%, 9/1/23                            1,712,865

See Notes to Financial Statements


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Cal. High-Yield Municipal--Sched. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 1999 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

               $1,500,000  Folsom Special Tax, (Community
                              Facility District No. 7), 7.25%,
                              9/1/21                                $  1,626,600
                2,500,000  Fontana Redevelopment Agency
                              Tax Allocation, Series 1994 B,
                              (Jurupa Hills), 7.70%, 1/1/19            2,778,100
                1,040,000  Foothill-De Anza Community
                              College District COP, (Campus
                              Center), 7.35%, 3/1/07                   1,145,581
                2,500,000  Foster City Redevelopment
                              Agency Tax Allocation, (Metro
                              Center), 6.75%, 9/1/20                   2,765,850
                3,065,000  Fremont Public Financing Auth.
                              Rev., Series 1998 A, 5.50%,
                              9/2/11                                   3,069,076
                1,185,000  Gateway Improvement Auth. Rev.,
                              Series 1995 A, (Marin City
                              Community Facility), 7.75%,
                              9/1/05, Prerefunded at 102%
                              of Par(3)                                1,462,468
                1,250,000  High Desert Memorial Health
                              Care District Rev., 5.50%,
                              10/1/15                                  1,219,000
                2,000,000  Industry Urban Redevelopment
                              Agency Tax Allocation,
                              (Project 3), 6.90%, 11/1/16              2,181,780
                  985,000  Irvine Improvement Bond 1915
                              Special Assessment, Series
                              1992 A, (District No. 89-9),
                              7.40%, 9/2/17                            1,010,344
                1,000,000  La Mesa Improvement Bond Act
                              1915 Special Assessment,
                              (Limited Obligation, District
                              No. 98-1), 5.75%, 9/2/23                 1,007,530
                2,000,000  La Mirada Redevelopment Agency
                              Special Tax Rev., (Community
                              Facilities District No. 89-1),
                              5.70%, 10/1/20                           2,020,000
                3,250,000  Lake Elsinore School Financing
                              Auth. Rev., (Horsethief Canyon),
                              5.625%, 9/1/16                           3,239,210
                1,000,000  Lake Elsinore School Financing
                              Auth. Rev., 6.125%, 9/1/19               1,061,400
                1,000,000  Lake Elsinore Unified School
                              District Community Facilities
                              Special Tax, (No. 88-1), 8.25%,
                              9/1/01, Prerefunded at 102%
                              of Par(3)                                1,135,380
                2,195,000  Las Virgenes Unified School
                              District GO, Series 1998 A,
                              5.19%, 11/1/20 (MBIA)(1)                   726,589
                3,440,000  Long Beach Harbor Rev.,
                              5.375%, 5/15/20 (MBIA)                   3,508,387
                1,000,000  Long Beach Industrial
                              Development Rev., Series
                              1998 A, (CSU Foundation),
                              5.25%, 2/1/13                            1,014,920

Principal Amount                                                        Value
--------------------------------------------------------------------------------

               $3,590,000  Long Beach Water Rev., Series
                              1997 A, 5.00%, 5/1/24
                              (MBIA)                                $  3,571,906
                2,000,000  Los Angeles Community Facilities
                              District Special Tax, (Cascades
                              Business Park), 6.40%, 9/1/22            2,092,020
                   80,000  Los Angeles County Single Family
                              Mortgage Rev., (GNMA
                              Mortgage, Issue B), 9.00%,
                              12/1/20 (GNMA)                              83,730
                1,000,000  Los Angeles County Transportation
                              Commission Sales Tax Rev.,
                              Series 1991 B, 6.50%, 7/1/13             1,081,280
                5,000,000  Los Angeles Harbor Department
                              Rev., Series 1996 B, 5.375%,
                              11/1/19 (MBIA)                           5,113,250
                   15,000  Los Angeles Home Mortgage
                              Rev., 9.00%, 6/15/18                        15,184
                2,150,000  Los Angeles State Building Auth.
                              Lease Rev. COP, Series
                              1993 A, 5.625%, 5/1/11                   2,392,929
                3,000,000  Los Angeles Unified School
                              District COP, Series 1996 A,
                              5.50%, 10/1/16 (FSA)                     3,163,380
                2,000,000  Metropolitan Water District
                              Southern California Waterworks
                              Rev., Series 1998 A, 4.75%,
                              7/1/22                                   1,930,100
                4,145,000  Milpitas Improvement Bond Act
                              1915 Special Assessment,
                              (Local Improvement District 18),
                              5.65%, 9/2/14                            4,244,066
                3,000,000  Milpitas Improvement Bond Act
                              1915 Special Assessment,
                              Series 1996 A, (Local
                              Improvement District 18),
                              6.75%, 9/2/16                            3,242,880
                2,020,000  Milpitas Improvement Bond Act
                              1915 Special Assessment,
                              Series 1998 A, (Local
                              Improvement District 18),
                              5.85%, 9/2/18                            2,065,854
                1,500,000  Modesto Irrigation District
                              Financing Auth. Rev., Series
                              1998 D, (Domestic Water),
                              4.75%, 9/1/22 (AMBAC)                    1,447,470
                2,000,000  Monterey Park Public Financing
                              Auth. Tax Allocation Rev.,
                              (Merged Redevelopment),
                              5.30%, 3/1/28                            1,939,500
                2,000,000  Novato Community Facility
                              District No. 1 Special Tax,
                              (Vintage Oaks), 7.20%, 8/1/15            2,196,640
                5,000,000  Oceanside Mobile Home Park
                              Financing Auth. Rev., (Laguna
                              Vista Mobile Estates), 5.80%,
                              3/1/28                                   5,068,600

                                               See Notes to Financial Statements


10      1-800-345-2021


Cal. High-Yield Municipal--Sched. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 1999 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

               $1,000,000  Orange County Community
                              Facilities District Special Tax,
                              Series 1993 A, (No. 87-5E),
                              7.30%, 8/15/18                        $  1,079,520
                1,000,000  Pioneer Union Elementary School
                              District GO, 7.50%, 8/1/14               1,060,050
                1,645,000  Pittsburg Infrastructure Financing
                              Auth. Rev. Improvement Special
                              Assessment, Series 1998 A,
                              5.55%, 9/2/16                            1,669,609
                3,500,000  Pittsburg Redevelopment Agency
                              Tax Allocation, (Los Medanos
                              Community Development),
                              6.25%, 8/1/26(2)                         3,827,495
                5,000,000  Pomona Improvement Bond Act
                              1915, (Rio Rancho Assessment
                              District), 7.50%, 9/2/21                 5,458,450
                  475,000  Pomona Public Financing Auth.
                              Rev., Series 1994 L, (Southwest
                              Pomona Redevelopment),
                              5.70%, 2/1/04, Prerefunded at
                              102% of Par(3)                             525,260
                1,025,000  Pomona Public Financing Auth.
                              Rev., Series 1994 L, (Southwest
                              Pomona Redevelopment),
                              5.70%, 2/1/13                            1,089,872
                1,305,000  Poway Community Facilities
                              District Special Tax, (No. 88-1,
                              Parkway Business Center),
                              6.75%, 8/15/15                           1,424,525
                2,250,000  Rancho Mirage Joint Powers
                              Financing Auth. COP,
                              (Eisenhower Memorial Hospital),
                              7.00%, 3/1/02, Prerefunded at
                              102% of Par(3)                           2,513,790
                1,815,000  Redondo Beach Public Financing
                              Auth. Rev., (South Bay Center
                              Redevelopment), 7.125%,
                              7/1/26                                   2,017,227
                1,000,000  Richmond Joint Powers Financing
                              Auth. Rev. COP, Series 1995 A,
                              5.25%, 5/15/13                           1,037,280
                3,165,000  Richmond Redevelopment Agency
                              Tax Allocation, Series 1998 A,
                              (Harbour Redevelopment),
                              4.75%, 7/1/23 (MBIA)                     3,051,946
                  500,000  Roseville Community Facilities
                              District No. 2 Special Tax,
                              8.25%, 9/1/00, Prerefunded at
                              102% of Par(3)                             546,465
                5,200,000  Roseville Special Tax, (Roseville
                              Community Facilities District 1),
                              5.75%, 9/1/23                            5,156,060
                2,200,000  Sacramento County Improvement
                              Bond Act 1915 Special
                              Assessment, (Sunrise/Cordova
                              Reassessment), 5.30%, 9/2/09             2,256,518
                  635,000  Sacramento County Special Tax,
                              (Community Facilities District
                              No. 1), 5.60%, 9/1/07                      668,661

Principal Amount                                                        Value
--------------------------------------------------------------------------------

               $  645,000  Sacramento County Special Tax,
                              (Community Facilities District
                              No. 1), 5.70%, 9/1/08                 $    685,016
                2,250,000  Sacramento County Special Tax,
                              (Community Facilities District
                              No. 1), 5.70%, 12/1/20                   2,271,218
                1,500,000  Sacramento County Special Tax,
                              (Community Facilities District
                              No. 1), 6.30%, 9/1/21                    1,577,340
                3,970,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1997 K, 5.25%, 7/1/24
                              (AMBAC)                                  4,155,399
                1,400,000  Salinas COP, Series 1997 A,
                              (Capital Improvement), 5.70%,
                              10/1/28                                  1,465,114
                  750,000  Salinas Improvement Bond Act
                              1915 Special Assessment,
                              (District No. 90-1, Series
                              C-185), 5.45%, 9/2/13                      761,663
                1,000,000  Salinas Improvement Bond Act
                              1915 Special Assessment,
                              (District No. 90-1, Series
                              C-185), 5.50%, 9/2/14                    1,010,930
                1,915,000  Salinas Improvement Bond Act
                              1915 Special Assessment,
                              (Harden Ranch Assessment
                              District 94-1), 6.875%, 9/2/11           2,040,681
                1,000,000  San Diego Community Facilities
                              District No. 1 Special Tax,
                              Series 1995 B, 7.10%, 9/1/05,
                              Prerefunded at 102% of Par(3)            1,197,480
                3,990,000  San Diego County Improvement
                              Bond Act 1915 GO, 6.25%,
                              9/2/12                                   4,127,296
                4,000,000  San Francisco Bay Area Rapid
                              Transit District Sales Tax Rev.,
                              4.75%, 7/1/23 (AMBAC)                    3,862,560
                1,615,000  San Francisco Building Auth.
                              Lease Rev., Series 1996 A,
                              (San Francisco Civic Center
                              Complex), 5.25%, 12/1/16
                              (AMBAC)                                  1,679,309
                1,500,000  San Francisco City and County
                              Airport Commission International
                              Airport Rev., 5.90%, 5/1/26              1,596,345
                3,000,000  San Francisco City and County
                              Airport Commission International
                              Airport Rev., Issue 20, 4.50%,
                              5/1/18 (MBIA)                            2,839,170
                1,970,000  San Francisco City and County
                              Airport Commission International
                              Airport Rev., Issue 21, 4.50%,
                              5/1/23 (MBIA)                            1,833,873
                1,250,000  San Francisco City and County
                              Redevelopment Agency Lease
                              Rev., (George R. Moscone),
                              7.05%, 7/1/13(1)                           620,213

See Notes to Financial Statements


                                                 www.americancentury.com      11


Cal. High-Yield Municipal--Sched. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 1999 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

               $7,810,000  San Francisco Community College
                              District COP, Series 1998 A,
                              5.95%, 7/1/18                         $  7,811,640
                1,780,000  San Jose Finance Auth. Rev.
                              COP, Series 1993 C,
                              (Convention Center), 6.30%,
                              9/1/09                                   1,927,064
                1,000,000  San Marcos Public Facilities Auth.
                              Rev., 5.80%, 9/1/27                      1,002,070
                5,000,000  San Marcos Public Facilities Auth.
                              Rev., Series 1993 A, (Civic
                              Center), 6.20%, 8/1/22                   5,160,550
                2,365,000  San Marcos Redevelopment
                              Agency Tax Allocation, Series
                              1998 A, (Affordable Housing),
                              5.65%, 10/1/28                           2,441,981
                3,250,000  San Marcos Unified School
                              District Special Tax, (Community
                              Facilities District No. 5), 5.60%,
                              9/1/29(5)                                3,242,883
                1,540,000  San Mateo County Joint Powers
                              Auth. Lease Rev., Series
                              1997 A, 5.00%, 7/15/22 (FSA)             1,532,562
                5,000,000  Santa Ana COP, (City Hall
                              Expansion), 4.70%, 1/1/28
                              (FSA)                                    4,760,900
                1,000,000  Santa Clara Improvement Bond
                              Act 1915 Special Assessment,
                              (Convention Center), 5.10%,
                              9/2/09                                   1,010,460
                1,000,000  Santa Clara Improvement Bond
                              Act 1915 Special Assessment,
                              (Convention Center), 5.15%,
                              9/2/10                                   1,010,910
                1,300,000  Santa Rosa Improvement Bond
                              Act 1915 Special Assessment,
                              Series 1999 A, (Fountaingrove
                              Parkway), 5.70%, 9/2/19                  1,297,647
                1,500,000  Santa Rosa Improvement Bond
                              Act 1915, Series 1998 A,
                              (Skyhawk Assessment District),
                              5.75%, 9/2/20                            1,519,455
                1,615,000  South San Francisco
                              Redevelopment Agency Tax
                              Allocation, 7.60%, 9/1/02,
                              Prerefunded at 102% of Par(3)            1,856,378
                  455,000  Southern California Housing
                              Finance Auth. Single Family
                              Mortgage Rev., Series 1991 A,
                              (GNMA & FNMA
                              Mortgage-Backed Securities),
                              7.35%, 9/1/24 (GNMA/FNMA
                              Collateral)                                477,745
                  500,000  Southern California Public Power
                              Auth. Rev., (Pooled Project),
                              6.75%, 7/1/10 (FSA)                        610,310
                2,400,000  Southern California Public Power
                              Auth. Rev., (Transmission),
                              6.35%, 7/1/14 (MBIA)(1)                  1,149,432

Principal Amount                                                        Value
--------------------------------------------------------------------------------

               $1,250,000  Southern California Public Power
                              Auth. Rev., (Transmission),
                              6.35%, 7/1/15 (MBIA)(1)               $    563,375
                2,000,000  Stockton Community Facilities
                              District Special Tax Rev., Series
                              1998 A, (Mello Roos-Weston
                              Ranch), 5.80%, 9/1/14                    2,049,180
                1,100,000  Stockton Community Facilities
                              District Special Tax Rev.,
                              Series 1998 A, (Mello
                              Roos-Weston Ranch), 6.00%,
                              9/1/24                                   1,130,877
                2,000,000  Stockton East Water District COP,
                              Series 1997 A, 4.75%,
                              4/1/22 (AMBAC)                           1,927,880
                1,770,000  Tehama Community COP, (Social
                              Services Building), 7.00%,
                              10/1/05, Prerefunded at
                              102% of Par(3)                           2,117,823
                1,655,000  Torrance Hospital Rev., (Little
                              County of Mary Hospital),
                              6.875%, 7/1/15, Prerefunded
                              at 102% of Par(3)                        1,859,078
                1,180,000  Torrance Redevelopment Agency
                              Tax Allocation, Series 1998 B,
                              5.625%, 9/1/28                           1,185,652
                2,255,000  Tracy Operating Partnership Joint
                              Powers Auth. Rev., (Jr. Lien
                              Assessment District 87-3),
                              6.375%, 9/2/11                           2,312,863
                1,565,000  Twentynine Palms Water District
                              COP, 7.10%, 8/1/22                       1,697,133
                2,000,000  Union City Special Tax,
                              (Community Facilities District
                              No. 1997-1), 5.80%, 9/1/28               2,039,700
                2,250,000  Vacaville Improvement Bond Act
                              1915 Special Assessment,
                              (Northeast Sector Assessment
                              District A), 7.00%, 9/2/22               2,370,465
                3,850,000  Vacaville Special Tax, Series
                              1998 C, (Community Facilities
                              District No. 2), 5.60%, 9/1/15           3,942,208
                5,000,000  Vallejo Hiddenbrooke Improvement
                              District No. 1 Rev., 6.50%,
                              9/1/31                                   5,020,850
                1,645,000  Vallejo Multifamily Housing Rev.,
                              Series 1998 B, (Solano
                              Affordable Housing), 8.25%,
                              4/1/39 (Acquired 10/21/98,
                              Cost $1,645,000)(4)                      1,596,292
                2,000,000  West Contra Costa Unified
                              School District COP, 7.125%,
                              1/1/24                                   2,250,420
                2,000,000  West Sacramento Redevelopment
                              Agency Tax Allocation, 4.75%,
                              9/1/27 (MBIA)                            1,922,980

                                               See Notes to Financial Statements


12      1-800-345-2021


Cal. High-Yield Municipal--Sched. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 1999 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

               $1,520,000  Windsor Redevelopment Agency
                              Tax Allocation, 6.875%,
                              9/1/15                                $  1,682,503
                                                                   -------------
TOTAL MUNICIPAL SECURITIES                                           330,011,271
                                                                   -------------
   (Cost $316,705,622)

SHORT-TERM MUNICIPAL SECURITIES--3.4%
                1,000,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1996 B, VRDN, 3.10%,
                              3/1/99                                   1,000,000
                2,000,000  California Pollution Control
                              Financing Auth. Solid Waste
                              Disposal Rev., Series 1996 A,
                              (Shell Martinez Refining), VRDN,
                              3.00%, 3/1/99                            2,000,000

Principal Amount                                                        Value
--------------------------------------------------------------------------------

               $1,300,000  California State Economic
                              Development Financing Auth.
                              Rev., Series 1998 C, VRDN,
                              3.50%, 3/1/99                            1,300,000
                5,900,000  California Statewide Community
                              Development Auth. Rev.,
                              Floating Rate Trust Receipts,
                              2.95%, 3/3/99 (Acquired
                              2/16/99-2/26/99, Cost
                              $5,900,000)(4)(6)                        5,900,000
                1,300,000  Irvine Ranch Water District Rev.,
                              Series 1993 A, VRDN, 3.00%,
                              3/1/99                                   1,300,000
                                                                   -------------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                 11,500,000
                                                                   -------------
   (Cost $11,500,000)

TOTAL INVESTMENT SECURITIES--100.0%                                 $341,511,271
                                                                   =============
   (Cost $328,205,622)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 1999.

(1) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.
(2) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.
(3) Escrowed to maturity in U.S. Government securities or state and local government securities.
(4) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement, and unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at February 28, 1999, was $9,899,264 which represented 2.9% of net assets.
(5)  When-issued security.
(6) Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 1999.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

See Notes to Financial Statements


                                                 www.americancentury.com      13


California Insured Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF FEBRUARY 28, 1999

                 CALIFORNIA INSURED   LEHMAN LONG-TERM   CALIF. INSURED MUNICIPAL DEBT FUNDS(2)
                     TAX-FREE          MUNI BOND INDEX     AVERAGE RETURN    FUND'S RANKING
6 MONTHS(1)            2.23%               2.24%              2.19%                --
1 YEAR                 6.06%               6.40%              5.33%            3 OUT OF 26
=============================================================================================
AVERAGE ANNUAL RETURNS
=============================================================================================
3 YEARS                6.59%               7.99%              6.21%            4 OUT OF 25
5 YEARS                6.50%               7.43%              5.93%            3 OUT OF 17
10 YEARS               7.98%               9.11%              7.93%            3 OUT OF 7

The fund's inception date was 12/30/86.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 28-29 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 2/28/99
Lehman Long-Term Municipal Bond Index   $23,922
California Insured Tax-Free             $21,557

                  California           Lehman Long-Term
               Insured Tax-Free      Municipal Bond Index
DATE                 VALUE                  VALUE
2/28/89             $10,000                $10,000
2/28/90             $10,873                $11,108
2/28/91             $11,787                $12,141
2/29/92             $12,897                $13,521
2/28/93             $14,983                $15,730
2/28/94             $15,726                $16,716
2/28/95             $15,890                $16,876
2/29/96             $17,728                $18,996
2/28/97             $18,576                $20,170
2/28/98             $20,318                $22,483
2/28/99             $21,557                $23,922

$10,000 investment made 2/28/89

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman Long-Term Municipal Bond Index is provided for comparison in each graph. California Tax-Free Insured's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED FEBRUARY 28)
                 California            Lehman Long-Term
              Insured Tax-Free       Municipal Bond Index
DATE               RETURN                 RETURN
2/28/90             8.73%                 11.08%
2/28/91             8.41%                  9.30%
2/29/92             9.41%                 11.37%
2/28/93            16.18%                 16.33%
2/28/94             4.96%                  6.27%
2/28/95             1.04%                  0.96%
2/29/96            11.57%                 12.56%
2/28/97             4.78%                  6.18%
2/28/98             9.38%                 11.47%
2/28/99             6.06%                  6.40%


14      1-800-345-2021


California Insured Tax-Free--Q&A
--------------------------------------------------------------------------------
/photo of Dave MacEwen/

     An interview with Dave MacEwen, a portfolio manager on the California Tax-Free and Municipal funds investment team.

HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 1999?

     California Insured Tax-Free posted a 2.23% total return, which was better than the 2.19% average total return of its peer group--26 "California Insured Municipal Debt Funds" tracked by Lipper Inc. (See the previous page for other fund comparisons.)

     California Insured Tax-Free also produced more current income than its peers. The fund's 30-day SEC yield as of February 28 was 3.97%, compared with the 3.41% yield of the average California insured municipal fund, according to Lipper.

WHAT STRATEGIES DETERMINED THE FUND'S PERFORMANCE?

     One of the main contributors to California Insured Tax-Free's performance was its longer-than-average duration. Duration measures how sensitive a fund's share price is to changes in interest rates. (The longer a fund's duration, the more the share price will rise or fall as interest rates change.) We maintained a slightly long duration because we believed interest rates would move lower as a slowing global economy suppressed inflationary pressures.

     The fund's longer-than-average duration served us well when interest rates declined--last autumn and again in January--but detracted from performance when rates rose like they did in February. It's important to note, however, that we make only small adjustments to duration based on our interest rates expectations. We typically keep duration within a year of that of California Insured Tax-Free's benchmark (a group of funds with similar investment objectives).

WHY DID YOU CHOOSE TO MAKE CALIFORNIA TAX-FREE'S DURATION SLIGHTLY LONGER THAN ITS BENCHMARK'S?

     We believed the relationship between municipal and Treasury bond yields indicated that municipal yields were relatively high. As a result, we felt that municipal yields would likely decline. Historically speaking, municipal bond yields average about 83% of Treasury yields. Six months ago, some municipal bonds actually yielded more than Treasury bonds with comparable maturities.

     The relatively high yields of municipal bonds were a function of too much supply and too little demand. On the supply side, a near-record amount of new municipals was issued in 1998. On the demand side, municipals didn't enjoy the same strong demand from foreign investors--who can't benefit from municipals' tax-exempt status--that drove Treasury prices higher and their yields lower. By the end of the period, municipal yields had fallen back to about 90% of Treasury yields, but that still represented good value from a historical standpoint.

[right margin]

"ONE OF THE MAIN CONTRIBUTORS TO CALIFORNIA INSURED TAX-FREE'S PERFORMANCE WAS ITS LONGER-THAN-AVERAGE DURATION."

YIELDS AS OF FEBRUARY 28, 1999

  30-DAY SEC YIELD               3.97%

  30-DAY TAX-EQUIVALENT YIELDS
    34.70% TAX BRACKET           6.08%
    37.42% TAX BRACKET           6.34%
    41.95% TAX BRACKET           6.84%
    45.22% TAX BRACKET           7.25%

PORTFOLIO AT A GLANCE
                             2/28/99           8/31/98
NUMBER OF SECURITIES           76                71
WEIGHTED AVERAGE
MATURITY                    18.0 YRS          17.9 YRS
  AVERAGE DURATION           8.6 YRS           8.5 YRS
EXPENSE RATIO                0.51%*             0.51%

* Annualized.

Investment terms are defined in the Glossary on page 29.


                                                 www.americancentury.com      15


California Insured Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT OTHER MANAGEMENT TECHNIQUES DID YOU FOCUS ON DURING THE PERIOD?

     We continued to emphasize call protection by buying discount bonds. Discount bonds offer a degree of call protection because they are less likely to be called away by municipal bond issuers who want to refinance at lower rates--the municipal equivalent of a homeowner refinancing a mortgage. That's due to the fact that they carry coupons--the interest rate the issuer agrees to pay bondholders--that are lower than prevailing interest rates. While calls can be beneficial for bond issuers, they can spell trouble for bondholders who effectively have the duration of their municipal portfolio shortened. Our position in discount bonds aided the fund's performance when rates fell, but detracted from it when rates were moving higher.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES?

     In our view, interest rates could resume their decline this year, although we wouldn't be surprised to see them temporarily drift higher as investors digest news about strong growth and low unemployment. While the U.S. economy grew much faster than expected in the fourth quarter of last year and unemployment hit 29-year lows, inflation remained in check.

     Continued low inflation owed much to slowing economies in the rest of the world. Many Asian countries are struggling through recessions, with some teetering toward depression. Latin America also faces ongoing challenges as it struggles with inflation, slowing growth, and currency problems. Europe shows signs of slowing down in reaction to problems encountered with the introduction of the continent's unified currency, the euro.

     With such anemic economic growth overseas, we believe we're likely to see excess global capacity for all types of goods and services, and as a result, practically no pricing pressures. Combine that with increasing productivity due to technological improvements, and it appears unlikely that inflation will be a problem any time soon.

WHAT DOES THAT OUTLOOK MEAN FOR THE MUNICIPAL MARKET?

     Continued low inflation and declining interest rates would certainly help boost the market. But supply and demand will also determine the performance of municipal bonds. Municipals underperformed Treasurys when interest rates declined last year in large part because of the surge in demand for Treasurys from overseas investors and increased municipal supply. So far in 1999, however, we've already seen signs that the supply of California municipals is tapering off and demand has firmed, which we believe could set the stage for lower municipal yields. On the demand side, the relative cheapness of municipals compared with Treasurys may attract investors who want tax- free income.

[left margin]

"WE CONTINUED TO EMPHASIZE CALL PROTECTION BY BUYING DISCOUNT BONDS."

TOP FIVE SECTORS (AS OF 2/28/99)
                            % OF FUND INVESTMENTS
COPS/LEASES                           24%
ELECTRIC REVENUE                      14%
WATER AND SEWER REVENUE               12%
TAX ALLOCATION REVENUE                 9%
GENERAL OBLIGATION                     7%

TOP FIVE SECTORS (AS OF 8/31/98)
                            % OF FUND INVESTMENTS
COPS/LEASES                           24%
ELECTRIC REVENUE                      16%
WATER AND SEWER REVENUE               14%
TAX ALLOCATION REVENUE                11%
HOSPITAL REVENUE                       7%

Security types are defined on pages 29-30.


16      1-800-345-2021


California Insured Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WITH THIS OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR CALIFORNIA INSURED TAX-FREE?

     We will likely keep the portfolio's duration a bit longer than the average California insured municipal fund. That should be a positive for returns if municipal bond yields decline, as we expect. In addition, we'll still emphasize call-protected securities, such as discount bonds. Other than that, we will continue to monitor the California municipal market to uncover securities that we believe offer good relative values and attractive yields.

[right margin]

"WE'VE ALREADY SEEN SIGNS THAT THE SUPPLY OF CALIFORNIA MUNICIPALS IS TAPERING OFF AND DEMAND HAS FIRMED, WHICH WE BELIEVE COULD SET THE STAGE FOR LOWER MUNICIPAL YIELDS."

PORTFOLIO COMPOSITION BY
CREDIT RATING
             % OF FUND INVESTMENTS
             AS OF             AS OF
            2/28/99           8/31/98
AAA          100%              100%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 28 for more information.


                                                 www.americancentury.com      17


Cal. Insured Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

FEBRUARY 28, 1999 (UNAUDITED)

Principal Amount                                                         Value
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES--95.2%
             $  1,000,000  Banning COP, (Wastewater
                              System Refunding &
                              Improvement), 8.00%, 1/1/19
                              (AMBAC)                               $  1,322,100
                  900,000  Brea Redevelopment Agency Tax
                              Allocation, (Project AB),
                              6.125%, 8/1/13 (MBIA)                      991,440
                5,565,000  California Educational Facilities
                              Auth. Rev., (California Institute
                              of Technology), 4.25%,
                              10/1/28                                  4,904,042
                2,450,000  California Educational Facilities
                              Auth. Rev., Series 1997 M,
                              (Stanford University), 5.25%,
                              12/1/26                                  2,490,033
                2,500,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1989 A, (Sutter Hospital),
                              6.70%, 3/1/99 (AMBAC)(1)                 2,526,325
                1,250,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1991 A, (Adventist Health),
                              7.00%, 3/1/13 (MBIA)                     1,351,925
                1,505,000  California Public Capital
                              Improvements Financing Auth.
                              Rev., (Pooled Project 1988 B),
                              8.10%, 3/1/18 (BIGI)                     1,533,700
                2,000,000  California State GO, 4.50%,
                              12/1/24 (FGIC)                           1,857,260
                3,500,000  California State GO, 4.25%,
                              10/1/26 (MBIA)                           3,111,605
                4,000,000  California State Public Works
                              Board Lease Rev. COP, Series
                              1993 A, (Department of
                              Corrections State Prisons),
                              5.00%, 12/1/19 (AMBAC)                   4,069,800
                6,000,000  California State Public Works
                              Board Lease Rev. COP, Series
                              1993 D, (Department of
                              Corrections State Prisons),
                              5.25%, 6/1/15 (FSA)                      6,368,340
                4,135,000  California State Universities and
                              Colleges Rev., 5.75%, 11/1/15
                              (FGIC)                                   4,485,276
                3,925,000  California Statewide Communities
                              Development Auth. Rev. COP,
                              (Gemological Institute), 6.75%,
                              5/1/10 (Connie Lee)                      4,745,914
                7,000,000  California Statewide Community
                              Development Auth. Rev., Series
                              1998 A, (Sherman Oaks),
                              5.00%, 8/1/22 (AMBAC,
                              California Mortgage Insurance)           7,062,510
                1,520,000  Castaic Lake Water Agency COP,
                              Series 1994 A, (Water System
                              Improvement), 7.00%, 8/1/12
                              (MBIA)                                   1,893,722

Principal Amount                                                         Value
--------------------------------------------------------------------------------

             $  1,000,000  Contra Costa County COP, 7.80%,
                              6/1/99, Prerefunded at 102%
                              of Par (BIGI)(1)                      $  1,032,860
                1,200,000  Contra Costa Water District Rev.,
                              Series 1992 E, 6.25%,
                              10/1/12 (AMBAC)                          1,421,904
                1,000,000  East Valley Water District COP,
                              (Treatment Plant), 6.60%,
                              12/1/14 (AMBAC)                          1,110,330
                2,000,000  Escondido Joint Powers Financing
                              Auth. Rev. COP, 6.125%,
                              9/1/11 (AMBAC)                           2,159,420
                2,620,000  Escondido Unified School District
                              COP, 4.75%, 7/1/19 (MBIA)                2,570,587
                1,695,000  Escondido Unified School District
                              COP, 4.75%, 7/1/23 (MBIA)                1,647,710
                2,000,000  Fontana Unified School District
                              GO, Series 1997 D, 5.85%,
                              5/1/22 (FGIC)(2)                         2,095,120
                3,100,000  Foothill-De Anza Community
                              College District COP, 6.25%,
                              9/1/13 (Connie Lee)                      3,435,234
                1,725,000  Fresno Sewer Rev., Series
                              1993 A-1, 6.25%, 9/1/14
                              (AMBAC)                                  2,035,000
                1,240,000  Fresno Sewer Rev., Series
                              1993 A-1, 4.75%, 9/1/21
                              (AMBAC)                                  1,215,126
                5,000,000  Glendale Hospital Rev., Series
                              1991 A, (Adventist Hospital),
                              6.75%, 3/1/13 (MBIA)                     5,378,600
                4,830,000  Glendale Unified School District
                              COP, Series 1994 A, 6.50%,
                              3/1/12 (AMBAC)                           5,446,936
                1,340,000  Kern High School District GO,
                              Series 1993 C, 6.25%, 8/1/13
                              (MBIA)                                   1,582,955
                3,630,000  Kern High School District GO,
                              Series 1993 D, 7.00%, 8/1/17
                              (MBIA)                                   4,191,198
                2,000,000  La Quinta Financing Auth. Lease
                              Rev. COP, (La Quinta City Hall),
                              5.55%, 10/1/18 (MBIA)                    2,179,700
                  790,000  Lake Elsinore Public Financing
                              Auth. Tax Allocation, Series
                              1992 C, (Redevelopment),
                              6.625%, 2/1/17 (FGIC)                      828,031
                1,500,000  Lakewood Redevelopment Agency
                              Tax Allocation, Series 1992 A,
                              (Project No. 1), 6.50%, 9/1/17
                              (FSA)                                    1,654,395
                  640,000  Los Angeles Community
                              Redevelopment Agency Housing
                              Rev., Series 1994 C, 7.00%,
                              1/1/14 (AMBAC)                             698,138
                3,500,000  Los Angeles Community
                              Redevelopment Agency Tax
                              Allocation, Series 1993 H,
                              (Bunker Hill), 6.50%, 12/1/14
                              (FSA)(3)                                 3,947,650

                                               See Notes to Financial Statements


18      1-800-345-2021


Cal. Insured Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 1999 (UNAUDITED)

Principal Amount                                                         Value
--------------------------------------------------------------------------------

             $  4,000,000  Los Angeles Community
                              Redevelopment Agency Tax
                              Allocation, Series 1993 H,
                              (Bunker Hill), 6.50%, 12/1/15
                              (FSA)                                 $  4,500,440
                1,000,000  Los Angeles County Transportation
                              Commission Sales Tax Rev.,
                              6.50%, 7/1/13 (AMBAC)                    1,082,460
                2,000,000  Los Angeles Unified School
                              District GO, Series 1997 A,
                              5.00%, 7/1/21 (FGIC)                     1,990,540
                1,100,000  Los Angeles Wastewater System
                              Rev., Series 1991 C,
                              7.00%, 6/1/99, Prerefunded at 102%
                              of Par (AMBAC)(1)                        1,133,979
                1,915,000  Midpeninsula Regional Open
                              Space District Financing Auth.
                              Rev., 5.90%, 9/1/14 (AMBAC)              2,099,223
                5,000,000  Modesto, Stockton, Redding
                              Public Power Agency Rev.,
                              Series 1989 D, (San Juan),
                              6.75%, 7/1/20 (MBIA)                     6,087,900
                1,200,000  National City Joint Powers Auth.
                              Lease Rev. COP, (Police
                              Facilities), 6.75%, 10/1/01,
                              Prerefunded at 102% of Par
                              (AMBAC)(1)                               1,326,936
                2,810,000  Oakland Redevelopment Agency
                              Tax Allocation, (Central District
                              Redevelopment Tax), 5.50%,
                              2/1/14 (AMBAC)                           3,072,904
                2,700,000  Orange County Financing Auth.
                              Tax Allocation, Series 1992 A,
                              6.25%, 9/1/14 (MBIA)                     2,918,160
                1,950,000  Ramona Municipal Water District
                              COP, 7.20%, 10/1/10
                              (AMBAC)                                  2,101,281
                1,100,000  Redlands Unified School District
                              COP, 6.00%, 9/1/12 (FSA)                 1,160,632
               17,500,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1997 K, 5.25%, 7/1/24
                              (AMBAC)                                 18,317,250
                2,210,000  Sacramento Redevelopment
                              Agency Tax Allocation, Series
                              1990 A, 6.50%, 11/1/00,
                              Prerefunded at 102% of Par
                              (MBIA)(1)                                2,376,170
                  295,000  Sacramento Redevelopment
                              Agency Tax Allocation, Series
                              1990 A, 6.50%, 11/1/13,
                              Prerefunded at 102% of Par
                              (MBIA)(1)                                  314,715
                3,000,000  Saddleback Community College
                              District COP, 7.00%, 8/1/19
                              (BIGI)                                   3,107,010
                1,345,000  San Diego Community College
                              District Lease Rev. COP,
                              6.125%, 12/1/06, Prerefunded
                              at 102% of Par (MBIA)(1)                 1,569,077

Principal Amount                                                         Value
--------------------------------------------------------------------------------

             $  7,000,000  San Diego County COP, 5.625%,
                              9/1/12 (AMBAC)                        $  7,767,550
                6,035,000  San Diego County Water Auth.
                              Water Rev. COP, Series
                              1998 A, 4.50%, 5/1/24 (FGIC)             5,601,084
                3,250,000  San Francisco Bay Area Rapid
                              Transportation District Sales Tax
                              Rev., 6.75%, 7/1/00,
                              Prerefunded at 102% of Par
                              (AMBAC)(1)                               3,470,448
                3,500,000  San Francisco City and County
                              Airport Commission International
                              Airport Rev., Issue 20, 4.50%,
                              5/1/26 (MBIA)                            3,243,660
                6,000,000  San Francisco City and County
                              Airport Commission International
                              Airport Rev., Issue 21, 4.50%,
                              5/1/23 (MBIA)                            5,585,400
                8,330,000  San Francisco City and County
                              Airport Commission
                              International Airport Rev.,
                              Issue 2, 6.75%, 5/1/20 (MBIA)            9,335,848
                1,670,000  San Francisco City and County
                              Airport Commission
                              International Airport Rev.,
                              Issue 2, 6.75%, 5/1/03,
                              Prerefunded at 102% of Par
                              (MBIA)(1)                                1,906,405
                3,500,000  San Mateo County Joint Powers
                              Auth. Lease Rev., (Capital
                              Projects Program), 5.00%,
                              7/1/21 (MBIA)                            3,549,385
                3,535,000  San Mateo County Joint Powers
                              Auth. Lease Rev., (Capital
                              Projects Program), 6.50%,
                              7/1/15 (MBIA)                            4,252,782
                1,000,000  San Mateo County Transportation
                              District Sales Tax Rev., Series
                              1993 A, 5.25%, 6/1/18
                              (MBIA)                                   1,051,560
                1,000,000  San Ysidro School District GO,
                              6.125%, 8/1/21 (AMBAC)                   1,136,140
                3,500,000  Santa Ana Financing Auth. Rev.,
                              Series 1999 B, (South Harbor
                              Boulevard), 5.125%, 9/1/19
                              (MBIA)(4)                                3,467,450
                2,000,000  Santa Clara Electric Rev.,
                              Series 1998 A, 5.00%, 7/1/27
                              (AMBAC)                                  1,989,360
                2,000,000  Santa Margarita-Dana Point Auth.
                              Rev., Series 1994 B,
                              (Improvement Districts 3, 3A,
                              4, 4A), 7.25%, 8/1/14 (MBIA)             2,573,680
                1,265,000  Sierra Valley Hospital District GO,
                              5.50%, 8/1/23 (MBIA)                     1,331,349
                2,500,000  South Coast Air Quality
                              Management District Building
                              GO, (Installment Sale
                              Headquarters), 6.00%,
                              8/1/11 (AMBAC)                           2,894,075

See Notes to Financial Statements


                                                 www.americancentury.com      19


Cal. Insured Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 1999 (UNAUDITED)

Principal Amount                                                         Value
--------------------------------------------------------------------------------

             $  2,500,000  Ukiah Electric Rev., 6.25%,
                              6/1/18 (MBIA)                         $  2,939,925
                1,445,000  Walnut Valley Unified School
                              District GO, Series 1992 B,
                              6.00%, 8/1/10 (AMBAC)                    1,678,440
                2,080,000  Watsonville Wastewater Rev.,
                              5.00%, 5/15/16 (MBIA)                    2,100,509
                4,525,000  Woodland COP, (Wastewater
                              System Reference), 5.75%,
                              3/1/12 (AMBAC)                           5,079,901
                                                                   -------------
TOTAL MUNICIPAL SECURITIES                                           217,458,514
                                                                   -------------
   (Cost $203,044,118)

MUNICIPAL DERIVATIVES(5)--2.8%
                2,000,000  East Bay Municipal Utility District
                              Wastewater Treatment System
                              Rev., Yield Curve Notes, Inverse
                              Floater, 6.82%, 6/1/13
                              (AMBAC)                                  2,195,000
                1,000,000  San Diego County Water Auth.
                              Rev. COP, (Reg Rites), Yield
                              Curve Notes, Inverse Floater,
                              7.25%, 5/1/09 (FGIC)                     1,236,250

Principal Amount                                                         Value
--------------------------------------------------------------------------------

             $  2,750,000  Southern California Public Power
                              Auth. Rev., Yield Curve Notes,
                              Inverse Floater, 6.62%, 7/1/17
                              (FGIC)                                $  3,080,000
                                                                   -------------
TOTAL MUNICIPAL DERIVATIVES                                            6,511,250
                                                                   -------------
   (Cost $5,838,430)

SHORT-TERM MUNICIPAL SECURITIES--2.0%
                2,000,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1996 B, VRDN, 3.10%, 3/1/99              2,000,000
                1,500,000  California State Economic
                              Development Financing Auth.
                              Rev., Series 1998 C, VRDN,
                              3.50%, 3/1/99                            1,500,000
                1,000,000  California Statewide Community
                              Development Auth. Rev.,
                              Floating Rate Trust Receipts,
                              2.95%, 3/3/99 (Acquired
                              2/26/99, Cost $1,000,000)(6)(7)          1,000,000
                                                                   -------------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                  4,500,000
                                                                   -------------
   (Cost $4,500,000)

TOTAL INVESTMENT SECURITIES--100.0%                                 $228,469,764
                                                                   =============
   (Cost $213,382,548)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

BIGI = Bond Investor's Guaranty Inc.

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance Inc.

GO = General Obligation

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 1999.

(1) Escrowed to maturity in U.S. Government securities or state and local government securities.
(2) Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.
(3) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.
(4)  When-issued security.
(5) Inverse floaters have interest rates that move inversely to market interest rates. Inverse floaters typically have durations longer than long-term bonds, which may cause their value to be more volatile than long-term bonds when interest rates change.
(6) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement, and unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at February 28, 1999, was $1,000,000, which represented 0.4% of net assets.
(7) Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 1999.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

                                               See Notes to Financial Statements


20      1-800-345-2021


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

FEBRUARY 28, 1999 (UNAUDITED)

                                                      HIGH-YIELD         INSURED
                                                       MUNICIPAL        TAX-FREE
ASSETS
Investment securities, at value
  (identified cost of $328,205,622 and
  $213,382,548 respectively) (Note 3) ..........    $341,511,271    $228,469,764
Investment in affiliated money
  market fund (Note 2) .........................           8,639           8,759
Cash ...........................................       1,075,515         471,398
Interest receivable ............................       6,125,299       3,393,379
                                                    ------------    ------------
                                                     348,720,724     232,343,300
                                                    ------------    ------------

LIABILITIES
Payable for investments purchased ..............       5,618,681       3,349,395
Payable for capital shares redeemed ............         494,460         236,222
Accrued management fees (Note 2) ...............         138,599          88,504
Dividends payable ..............................          94,942          62,429
Payable for trustees' fees
  and expenses .................................             779             527
                                                    ------------    ------------
                                                       6,347,461       3,737,077
                                                    ------------    ------------
Net Assets .....................................    $342,373,263    $228,606,223
                                                    ============    ============

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) ........................      34,893,379      21,714,314
                                                    ============    ============
Net Asset Value Per Share ......................    $       9.81    $      10.53
                                                    ============    ============

NET ASSETS CONSIST OF:
Capital paid in ................................    $329,066,752    $213,200,784
Accumulated undistributed net
  realized gain on investment
  transactions .................................             862         318,223
Net unrealized appreciation
  on investments (Note 3) ......................      13,305,649      15,087,216
                                                    ------------    ------------
                                                    $342,373,263    $228,606,223
                                                    ============    ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                 www.americancentury.com      21


Statements of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)

                                                    HIGH-YIELD       INSURED
                                                    MUNICIPAL       TAX-FREE
INVESTMENT INCOME
Income:
Interest ...................................      $ 8,763,384       $ 5,748,750
                                                  -----------       -----------
Expenses (Note 2):
Management fees ............................          841,595           554,669
Trustees' fees and expenses ................            5,900             4,369
                                                  -----------       -----------
                                                      847,495           559,038
                                                  -----------       -----------
Net investment income ......................        7,915,889         5,189,712
                                                  -----------       -----------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)
Net realized gain on investments ...........        1,447,884           806,053
Change in net unrealized
  appreciation on investments ..............       (1,890,452)       (1,268,735)
                                                  -----------       -----------
Net realized and unrealized
  loss on investments ......................         (442,568)         (462,682)
                                                  -----------       -----------
Net Increase in Net Assets
  Resulting from Operations ................      $ 7,473,321       $ 4,727,030
                                                  ===========       ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF OPERATIONS--This statement breaks down how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                               See Notes to Financial Statements


22      1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED) AND YEAR ENDED AUGUST 31, 1998

                                             HIGH-YIELD MUNICIPAL           INSURED TAX-FREE
Increase in Net Assets                      1999              1998       1999              1998

OPERATIONS
Net investment income ...............  $   7,915,889   $  12,677,129   $   5,189,712   $   9,928,056
Net realized gain on investments ....      1,447,884       2,562,512         806,053       1,583,804
Change in net unrealized
  appreciation on investments .......     (1,890,452)      6,311,903      (1,268,735)      5,870,522
                                       -------------   -------------   -------------   -------------
Net increase in net assets
  resulting from operations .........      7,473,321      21,551,544       4,727,030      17,382,382
                                       -------------   -------------   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ..........     (7,934,700)    (12,677,129)     (5,189,712)     (9,928,056)
From net realized gains on
  investment transactions ...........     (3,429,593)     (2,545,652)     (1,169,516)     (2,921,262)
                                       -------------   -------------   -------------   -------------
Decrease in net assets
  from distributions ................    (11,364,293)    (15,222,781)     (6,359,228)    (12,849,318)
                                       -------------   -------------   -------------   -------------

CAPITAL SHARE  TRANSACTIONS
Proceeds from shares sold ...........     92,105,967     181,804,274      42,920,146      82,053,478
Proceeds from reinvestment
  of distributions ..................      8,089,596      11,152,218       4,499,696       8,954,545
Payments for shares redeemed ........    (57,772,868)    (88,275,006)    (32,690,638)    (69,176,578)
                                       -------------   -------------   -------------   -------------
Net increase in net assets from
  capital share transactions ........     42,422,695     104,681,486      14,729,204      21,831,445
                                       -------------   -------------   -------------   -------------
Net increase in net assets ..........     38,531,723     111,010,249      13,097,006      26,364,509

NET ASSETS
Beginning of period .................    303,841,540     192,831,291     215,509,217     189,144,708
                                       -------------   -------------   -------------   -------------
End of period .......................  $ 342,373,263   $ 303,841,540   $ 228,606,223   $ 215,509,217
                                       =============   =============   =============   =============
Undistributed net investment
  income ............................           --     $      18,811            --              --
                                       =============   =============   =============   =============

TRANSACTIONS IN
SHARES OF THE FUNDS
Sold ................................      9,305,384      18,553,052       4,045,979       7,856,824
Issued in reinvestment
  of distributions ..................        818,052       1,137,993         424,129         855,798
Redeemed ............................     (5,824,261)     (9,015,907)     (3,081,616)     (6,627,802)
                                       -------------   -------------   -------------   -------------
Net increase ........................      4,299,175      10,675,138       1,388,492       2,084,820
                                       =============   =============   =============   =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                 www.americancentury.com      23


Notes to Financial Statements
--------------------------------------------------------------------------------

FEBRUARY 28, 1999 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. California High-Yield Municipal Fund (High-Yield) and California Insured Tax-Free Fund (Insured) (the funds) are two of the seven funds issued by the trust. The funds are diversified under the 1940 Act. The funds seek income that is exempt from federal and California income taxes. High-Yield seeks to provide as high a level of current income as is consistent with its investment policies, which permit investment in lower-rated and unrated municipal securities. Insured seeks to provide as high a level of current income as is consistent with safety of principal through investment in insured California municipal securities. The funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

     SECURITY VALUATIONS -- Portfolio securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the funds are declared daily and distributed monthly. Distributions from net realized gains for the funds are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     FUTURES CONTRACTS -- The funds may buy and sell interest rate futures contracts relating to debt securities. Futures transactions may be used to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index. One of the risks of entering into futures contracts may include the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The funds recognize a realized gain or loss when the contract is closed or expired. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at February 28, 1999.

     ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the trust's distributor. Certain officers of FDI are also officers of the trust.


24      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) that provides each fund with investment advisory and management services in exchange for a single, unified management fee. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1925% to 0.3100% and 0.1625% to 0.2800%, for High-Yield and Insured, respectively. The rates for the Complex Fee range from 0.2900% to 0.3100%. For the six months ended February 28, 1999, the effective annual management fee was 0.54% and 0.51% for High-Yield and Insured, respectively.

     Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the trust's investment manager, ACIM, and the trust's transfer agent, American Century Services Corporation.

     As of February 28, 1999, High-Yield had invested $8,639 in shares of California Municipal Money Market Fund (Municipal Money Market) and Insured had invested $8,759 in shares of Tax-Free Money Market Fund (Tax-Free Money Market). The terms of such transactions were identical to those with non-related entities except that, to avoid duplicative management fees, High-Yield and Insured did not pay ACIM management fees with respect to assets invested in Municipal Money Market and Tax-Free Money Market.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases of investment securities, excluding short-term investments, for High-Yield and Insured totaled $108,218,495 and $52,001,474, respectively. Sales of investment securities, excluding short-term investments, for High-Yield and Insured totaled $74,816,599 and $37,689,016, respectively.

     As of February 28, 1999, accumulated net unrealized appreciation for High-Yield and Insured was $13,305,649 and $15,087,216 respectively, which consisted of unrealized appreciation of $13,893,210 and $15,549,990, respectively, and unrealized depreciation of $587,561 and $462,774 respectively. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------
4. BANK LOANS

     Effective December 18, 1998, the funds, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The funds did not borrow from the line during the period December 18, 1998 through February 28, 1999.

--------------------------------------------------------------------------------
5. SUBSEQUENT EVENTS

   The following name changes became effective March 1, 1999:

              ==================================================================
               NEW NAME                  FORMER NAME
              ==================================================================
   FUND:       California High-Yield     American Century - Benham California
               Municipal Fund            High-Yield Municipal Fund

   FUND:       California Insured        American Century - Benham California
               Tax-Free Fund             Insured Tax-Free Fund


                                                 www.americancentury.com      25


Cal. High-Yield Municipal--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31 (EXCEPT AS NOTED)

                                    1999(1)      1998       1997       1996       1995       1994
PER-SHARE DATA
Net Asset Value,
Beginning of Period ...............  $9.93       $9.68      $9.27      $9.11      $9.06      $9.66
                                   ---------   --------   --------   --------   --------   --------
Income From Investment
  Operations
  Net Investment Income ...........  0.25        0.51       0.55       0.56       0.56       0.56
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .................... (0.01)       0.37       0.41       0.16       0.05      (0.48)
                                   ---------   --------   --------   --------   --------   --------
  Total From Investment
  Operations ......................  0.24        0.88       0.96       0.72       0.61       0.08
                                   ---------   --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ...... (0.25)      (0.51)     (0.55)     (0.56)     (0.56)     (0.56)
  From Net Realized Gains ......... (0.11)      (0.12)       --         --         --       (0.12)
                                   ---------   --------   --------   --------   --------   --------
  Total Distributions ............. (0.36)      (0.63)     (0.55)     (0.56)     (0.56)     (0.68)
                                   ---------   --------   --------   --------   --------   --------
Net Asset Value,
End of Period .....................  $9.81       $9.93      $9.68      $9.27      $9.11      $9.06
                                   =========   ========   ========   ========   ========   ========
  Total Return(2) .................  2.40%       9.35%     10.61%      8.02%      7.09%      0.87%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .............0.54%(3)      0.54%      0.50%      0.51%      0.51%      0.51%
Ratio of Net Investment Income
to Average Net Assets .............5.03%(3)      5.23%      5.77%      5.99%      6.30%      6.02%
Portfolio Turnover Rate ...........   24%         36%        46%        36%        40%        43%
Net Assets, End of Period
(in thousands) ....................$342,373    $303,842   $192,831   $144,675   $116,166   $116,000

(1) Six months ended February 28, 1999 (unaudited).

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                               See Notes to Financial Statements


26      1-800-345-2021


Cal. Insured Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31 (EXCEPT AS NOTED)

                                    1999(1)       1998        1997        1996        1995        1994
PER-SHARE DATA
Net Asset Value,
Beginning of Period ..............  $10.60       $10.37      $10.00       $9.89       $9.67      $10.64
                                  ----------   ---------   ---------   ---------   ---------   ---------
Income From Investment
Operations
  Net Investment Income ..........   0.25         0.51        0.53        0.53        0.53        0.53
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ...................  (0.01)        0.39        0.37        0.11        0.22       (0.69)
                                  ----------   ---------   ---------   ---------   ---------   ---------
  Total From Investment
  Operations .....................   0.24         0.90        0.90        0.64        0.75       (0.16)
                                  ----------   ---------   ---------   ---------   ---------   ---------
Distributions
  From Net Investment Income .....  (0.25)       (0.51)      (0.53)      (0.53)      (0.53)      (0.53)
  From Net Realized Gains ........  (0.06)       (0.16)        --          --          --        (0.21)
  In Excess of Net
  Realized Gains .................    --           --          --          --          --        (0.07)
                                  ----------   ---------   ---------   ---------   ---------   ---------
  Total Distributions ............  (0.31)       (0.67)      (0.53)      (0.53)      (0.53)      (0.81)
                                  ----------   ---------   ---------   ---------   ---------   ---------
Net Asset Value,
End of Period ....................  $10.53       $10.60      $10.37      $10.00       $9.89       $9.67
                                  ==========   =========   =========   =========   =========   =========
  Total Return(2) ................   2.23%        8.96%       9.25%       6.60%       8.09%      (1.68)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ............ 0.51%(3)       0.51%       0.48%       0.49%       0.50%       0.49%
Ratio of Net Investment Income
to Average Net Assets ............ 4.72%(3)       4.91%       5.23%       5.30%       5.54%       5.20%
Portfolio Turnover Rate ..........    17%          31%         46%         43%         40%         47%
Net Assets, End of Period
(in thousands) ................... $228,606     $215,509    $189,145    $191,811    $178,913    $189,439

(1) Six months ended February 28, 1999 (unaudited).

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      27


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     CALIFORNIA HIGH-YIELD MUNICIPAL seeks to provide a high level of interest income exempt from both federal and California state income taxes by investing in California municipal securities. The fund typically invests a portion of its assets in lower-quality and unrated securities, which are subject to increased credit risk, default risk and liquidity risk. The fund is managed to maintain an average maturity of 10 years or more.

     CALIFORNIA INSURED TAX-FREE seeks to provide a high level of interest income exempt from both federal and California state income taxes by investing in insured California municipal securities. The fund is managed to maintain an average maturity of 10 years or more. Fund shares are not insured.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     THE LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of more than 2,800 municipal bonds with maturities greater than 22 years. The average credit rating of the securities in the index is AA2/AA3. The average maturity of the index is approximately 27 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the California High-Yield Municipal and Insured Tax-Free funds are:

     CALIFORNIA MUNICIPAL DEBT FUNDS (High-Yield Municipal)--funds that invest at least 65% of assets in securities that are exempt from taxation in California.

     CALIFORNIA INSURED MUNICIPAL DEBT FUNDS (Insured Tax-Free)--funds that invest at least 65% of assets in securities that are exempt from taxation in California and insured as to timely payment of interest and repayment of principal.

[left margin]

INVESTMENT TEAM LEADERS

  PORTFOLIO MANAGERS
     DAVE MACEWEN
     STEVEN PERMUT

  CREDIT RESEARCH MANAGER
     STEVEN PERMUT

CREDIT RATING GUIDELINES

     CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS STANDARD & POOR'S AND MOODY'S. THEY ARE BASED ON AN ISSUER'S FINANCIAL STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

     SECURITIES RATED AAA, AA, A, OR BBB ARE CONSIDERED "INVESTMENT-GRADE" SECURITIES, MEANING THEY ARE RELATIVELY SAFE FROM DEFAULT. CALIFORNIA HIGH-YIELD INSURED MAY INVEST UP TO 50% OF ITS PORTFOLIO IN SECURITIES THAT ARE BELOW INVESTMENT GRADE OR NOT RATED. HERE ARE THE MOST COMMON CREDIT RATINGS AND THEIR
DEFINITIONS:

*    AAA--EXTREMELY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    AA--VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    A--STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    BBB--GOOD ABILITY TO MEET FINANCIAL OBLIGATIONS.

* BB--LESS VULNERABLE TO DEFAULT THAN OTHER LOWER-QUALITY ISSUES BUT DO NOT QUITE MEET INVESTMENT-GRADE STANDARDS.

     IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.


28      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 26-27.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* 30-DAY TAX-EQUIVALENT YIELDS show the taxable yields that investors in a combined California and federal income tax bracket would have to earn before taxes to equal the fund's tax-free 30-day SEC yield.

INVESTMENT TERMS

* BASIS POINT--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

* COUPON--the stated interest rate of a security.

* YIELD CURVE--a graphic representation of the relationship between maturity and
yield  for  fixed-income   securities.   Yield  curve  graphs  plot  lengthening
maturities along the horizontal axis and rising yields along the vertical axis.

STATISTICAL TERMINOLOGY

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

*  WEIGHTED  AVERAGE   MATURITY   (WAM)--a  measure  of  the  sensitivity  of  a
fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION-- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* COPS (CERTIFICATES OF PARTICIPATION)/ LEASES--securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation represent long-term debt obligations, but leases have a higher risk profile because they require annual appropriation.

* GO (GENERAL OBLIGATION) BONDS--securities backed by the taxing power of the issuer.


                                                 www.americancentury.com      29


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* LAND-SECURED BONDS--securities such as Mello-Roos bonds and 1915 Act bonds that are issued to finance real estate development projects.

* PREREFUNDED/ETM BONDS--securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS--securities backed by revenues from sales taxes or from a specific project, system, or facility (such as a hospital, electric utility, or water system).

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION--Offers taxable and tax-free money market funds for relative stability of principal and liquidity, allowing maximum portfolio diversification.

* INCOME--Offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME--Offers funds that emphasize both growth and income, diversification, varying capitalization sizes, and different investment styles and strategies.

* GROWTH--Offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

* CONSERVATIVE--these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE-- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE-- these funds generally provide high return potential with corresponding high price fluctuation risk.


30      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      31


Notes
--------------------------------------------------------------------------------


32      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Equity Income
   Conservative

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.



American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
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